UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C


                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]

FILED BY PARTY OTHER THAN THE REGISTRANT [ ]

CHECK THE APPROPRIATE BOX:

[X]  Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]  Definitive Information Statement

                               THE BLACKHAWK FUND
                (Name of Registrant as specified in its charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  No fee required.
(1)  Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transactions applies:
(3) Per unit price or other underlying value of transaction computed pursuant to exchange act rule 0-11:
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by exchange act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)  Amount previously paid:
(2)  Form, schedule or registration statement no.:
(3)  Filing party:
(4)  Date filed:

                               THE BLACKHAWK FUND
                      1802 N. CARSON STREET, SUITE 212-3018
                            CARSON CITY, NEVADA 89701
                            TELEPHONE (775) 887-0670

                                October 17, 2005

To  Our  Stockholders:

     The purpose of this information statement is to inform the holders of record of shares of our common stock as of the close of business on the record date, September 30, 2005, that our board of directors has recommended, and that the holder of the majority of the voting power of our outstanding capital stock intends to vote on November 7, 2005 to approve the following:

     1. A grant of discretionary authority to our board of directors to implement a reverse split of our issued and outstanding common shares on the basis of one post-consolidation share for up to each 800 pre-consolidation shares to occur at some time within 60 days of the date of this information statement, with the exact time of the reverse split to be determined by the board of directors; and

     2.   The following  Stock Plans of The Blackhawk Fund (the "Stock Plans"):

          (a) Amended and Restated 2004 Stock Plan of Zannwell, Inc. (our predecessor), adopted by the directors on June 15, 2004, as amended and restated on July 22, 2004 and December 6, 2004 with 207,500,000 shares in the aggregate authorized under the Plan; and

          (b) 2005 Stock Plan, adopted by the directors on February 28, 2005, with 975,000,000 shares in the aggregate authorized under the Plan.

     As of the record date, 967,209,709 shares of our common stock were issued and outstanding. As of the record date 9,000,000 shares of our series A preferred stock were issued and outstanding, 10,000,000 shares of our series B preferred stock were issued and outstanding and 10,000,000 shares of our series C preferred stock were issued and outstanding.

     Each share of the common stock outstanding entitles the holder to one vote on all matters brought before the common stockholders. The shares of our series A preferred stock do not have voting rights. Each share of our series A preferred stock is convertible into 100 shares of our common stock. Each share of our series B preferred stock entitles the holder to one vote of our common stock on all matters brought before our stockholders. Each share of the series B preferred stock is convertible into 200 shares of our common stock. Each share of our series C preferred stock entitles the holder to 100 votes of our common stock on all matters brought before our stockholders. The shares of our series C preferred stock are not convertible into shares of our common stock.

     We have a consenting stockholder, Palomar Enterprises, Inc., a Nevada corporation ("Palomar"), which holds 100,000,000 shares of our common stock, 9,000,000 shares of our series A preferred stock, 10,000,000 shares of our series B preferred stock, and 10,000,000 shares of our series C preferred stock. Therefore, Palomar will have the power to vote 1,110,000,000 shares of the common stock, which number exceeds the majority of the issued and outstanding shares of our common stock on the record date.

     Palomar will vote in favor of the grant of the discretionary authority to our board of directors to effect a reverse stock split of our common stock and for the approval of the Stock Plans. Palomar will have the power to pass the proposed corporate actions without the concurrence of any of our other stockholders.

     WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     We appreciate your continued interest in The Blackhawk Fund.

                                   Very  truly  yours,

                                   /s/  Steve  Bonenberger

                                   Steve Bonenberger, President, Chief Executive Officer and Director

                               THE BLACKHAWK FUND
                      1802 N. CARSON STREET, SUITE 212-3018
                            CARSON CITY, NEVADA 89701
                            TELEPHONE (775) 887-0670

                              INFORMATION STATEMENT

     WE  ARE  NOT  ASKING  YOU  FOR  A PROXY AND YOU ARE REQUESTED NOT TO SEND A
PROXY.

     The purpose of this information statement is to inform the holders of record of shares of our common stock as of the close of business on the record date, September 30, 2005, that our board of directors has recommended, and that the holder of the majority of the voting power of our outstanding capital stock intends to vote on November 7, 2005 to approve the following:

     1. A grant of discretionary authority to our board of directors to implement a reverse split of our issued and outstanding common shares on the basis of one post-consolidation share for up to each 800 pre-consolidation shares to occur at some time within 60 days of the date of this information statement, with the exact time of the reverse split to be determined by the board of directors; and

     2.   The  following  Stock Plans of The Blackhawk Fund (the "Stock Plans"):

          (a) Amended and Restated 2004 Stock Plan of Zannwell, Inc. (our predecessor), adopted by the directors on June 15, 2004, as amended and restated on July 22, 2004 and December 6, 2004 with 207,500,000 shares in the aggregate authorized under the Plan; and

          (b) 2005 Stock Plan, adopted by the directors on February 28, 2005, with 975,000,000 shares in the aggregate authorized under the Plan.

     As of the record date, 967,209,709 shares of our common stock were issued and outstanding. As of the record date 9,000,000 shares of our series A preferred stock were issued and outstanding, 10,000,000 shares of our series B preferred stock were issued and outstanding and 10,000,000 shares of our series C preferred stock were issued and outstanding.

     Each share of the common stock outstanding entitles the holder to one vote on all matters brought before the common stockholders. The shares of our series A preferred stock do not have voting rights. Each share of our series A preferred stock is convertible into 100 shares of our common stock. Each share of our series B preferred stock entitles the holder to one vote of our common stock on all matters brought before our stockholders. Each share of the series B preferred stock is convertible into 200 shares of our common stock. Each share of our series C preferred stock entitles the holder to 100 votes of our common stock on all matters brought before our stockholders. The shares of our series C preferred stock are not convertible into shares of our common stock.

     We have a consenting stockholder, Palomar Enterprises, Inc., a Nevada corporation ("Palomar"), which holds 100,000,000 shares of our common stock, 9,000,000 shares of our series A preferred stock, 10,000,000 shares of our series B preferred stock, and 10,000,000 shares of our series C preferred stock. Therefore, Palomar will have the power to vote 1,110,000,000 shares of the common stock, which number exceeds the majority of the issued and outstanding shares of our common stock on the record date.

     Palomar will vote in favor of the grant of the discretionary authority to our board of directors to effect a reverse stock split of our common stock and for the approval of the Stock Plans. Palomar will have the power to pass the proposed corporate actions without the concurrence of any of our other stockholders.

     This information statement will be sent on or about October 17, 2005 to our stockholders of record who do not sign the majority written consent described herein.

                                VOTING SECURITIES

     In accordance with our bylaws, our board of directors has fixed the close of business on September 30, 2005 as the record date for determining the stockholders entitled to notice of the above noted actions. The grant of discretionary authority to the directors with respect to the reverse split and the Stock Plans will be approved if the number of votes cast in favor of the proposed corporate actions exceeds the number of votes cast in opposition to the proposed corporate actions. A majority of the voting power, which includes the voting power that is present in person or by proxy, constitutes a quorum for the transaction of business.

     As of the record date, 967,209,709 shares of our common stock were issued and outstanding. As of the record date 9,000,000 shares of our series A preferred stock were issued and outstanding, 10,000,000 shares of our series B preferred stock were issued and outstanding and 10,000,000 shares of our series C preferred stock were issued and outstanding.

     Each share of the common stock outstanding entitles the holder to one vote on all matters brought before the common stockholders. The shares of our series A preferred stock do not have voting rights. Each share of our series A preferred stock is convertible into 100 shares of our common stock. Each share of our series B preferred stock entitles the holder to one vote of our common stock on all matters brought before our stockholders. Each share of the series B preferred stock is convertible into 200 shares of our common stock. Each share of our series C preferred stock entitles the holder to 100 votes of our common stock on all matters brought before our stockholders. The shares of our series C preferred stock are not convertible into shares of our common stock.

     We have a consenting stockholder, Palomar Enterprises, Inc., a Nevada corporation ("Palomar"), which holds 100,000,000 shares of our common stock, 9,000,000 shares of our series A preferred stock, 10,000,000 shares of our series B preferred stock, and 10,000,000 shares of our series C preferred stock. Therefore, Palomar will have the power to vote 1,110,000,000 shares of the common stock, which number exceeds the majority of the issued and outstanding shares of our common stock on the record date.

     Palomar will vote in favor of the grant of the discretionary authority to our board of directors to effect a reverse stock split of our common stock and for the approval of the Stock Plans. Palomar will have the power to pass the proposed corporate actions without the concurrence of any of our other stockholders.

DISTRIBUTION  AND  COSTS

     We will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing. In addition, we will only deliver one information statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this information statement and future stockholder communication documents to any security holder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and future stockholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

     Security holders may also address future requests regarding delivery of information statements and/or annual reports by contacting us at the address noted above.

DISSENTERS'  RIGHT  OF  APPRAISAL

     Nevada law provides for a right of a stockholder to dissent to the proposed reverse stock split and obtain appraisal of or payment for such stockholder's shares. See "Proposal 1 - Dissent Rights of Our Stockholders."

           GRANT OF DISCRETIONARY AUTHORITY TO THE BOARD OF DIRECTORS
              TO IMPLEMENT A ONE FOR UP TO 800 REVERSE STOCK SPLIT
                                  (PROPOSAL 1)

     Our board of directors has adopted a resolution to seek stockholder approval of discretionary authority to our board of directors to implement a reverse split of our issued and outstanding common shares for the purpose of increasing the market price of our common stock. The reverse split exchange ratio that the board of directors approved and deemed advisable and for which it is seeking stockholder approval is up to 800 pre-consolidation shares for each one post-consolidation share, with the reverse split to occur within 60 days of the date of this information statement, the exact time of the reverse split to be determined by the directors in their discretion. Approval of this proposal would give the board authority to implement the reverse split on the basis of up to 800 pre-consolidation shares for each one post-consolidation share at any time it determined within 60 days of the date of this information statement. In addition, approval of this proposal would also give the board authority to decline to implement a reverse split.

     Our board of directors believes that stockholder approval of a range for the exchange ratio of the reverse split (as contrasted with approval of a specified ratio of the split) provides the board of directors with maximum flexibility to achieve the purposes of a stock split, and, therefore, is in the best interests of our stockholders. The actual ratio for implementation of the reverse split would be determined by our board of directors based upon its evaluation as to what ratio of pre-consolidation shares to post-consolidation shares would be most advantageous to us and our stockholders.

     Our board of directors also believes that stockholder approval of a 60-days range for the effectuation of the reverse split (as contrasted with approval of a specified time of the split) provides the board of directors with maximum flexibility to achieve the purposes of a stock split, and, therefore, is in the best interests of our stockholders. The actual timing for implementation of the reverse split would be determined by our board of directors based upon its evaluation as to when and whether such action would be most advantageous to us and our stockholders.

     If you approve the grant of discretionary authority to our board of directors to implement a reverse split and the board of directors decides to implement the reverse split, we will effect a reverse split of our then issued and outstanding common stock on the basis of up to 800 pre-consolidation shares for each one post-consolidation share.

     The board of directors believes that the higher share price that might initially result from the reverse stock split could help generate interest in The Blackhawk Fund among investors and thereby assist us in raising future capital to fund our operations or make acquisitions.

     Stockholders should note that the effect of the reverse split upon the market price for our common stock cannot be accurately predicted. In particular, if we elect to implement a reverse stock split, there is no assurance that prices for shares of our common stock after a reverse split will be up to 800 times greater than the price for shares of our common stock immediately prior to the reverse split, depending on the ratio of the split. Furthermore, there can be no assurance that the market price of our common stock immediately after a reverse split will be maintained for any period of time. Moreover, because some investors may view the reverse split negatively, there can be no assurance that the reverse split will not adversely impact the market price of our common stock or, alternatively, that the market price following the reverse split will either exceed or remain in excess of the current market price.

EFFECT  OF  THE  REVERSE  SPLIT

     The reverse split would not affect the registration of our common stock under the Securities Exchange Act of 1934, as amended, nor will it change our periodic reporting and other obligations thereunder.

     The voting and other rights of the holders of our common stock would not be affected by the reverse split (other than as described below). For example, a holder of 0.5 percent of the voting power of the outstanding shares of our common stock immediately prior to the effective time of the reverse split would continue to hold 0.5 percent of the voting power of the outstanding shares of our common stock after the reverse split. The number of stockholders of record would not be affected by the reverse split (except as described below).

     The authorized number of shares of our common stock and the par value of our common stock under our articles of incorporation would remain the same following the effective time of the reverse split.

     The number of shares of our common stock issued and outstanding would be reduced following the effective time of the reverse split in accordance with the following formula: if our directors decide to implement a one for 800 reverse split, every 800 shares of our common stock owned by a stockholder will automatically be changed into and become one new share of our common stock, with 800 being equal to the exchange ratio of the reverse split, as determined by the directors in their discretion.

     Stockholders should recognize that if a reverse split is effected, they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the effective time divided by the one for 800 exchange ratio, or such lesser exchange ratio as may be determined by our directors, subject to adjustment for fractional shares, as described below).

CASH  PAYMENT  IN  LIEU  OF  FRACTIONAL  SHARES

     In lieu of any fractional shares to which a holder of our common stock would otherwise be entitled as a result of the reverse split, we shall pay cash equal to such fraction multiplied by the average of the high and low trading prices of the our common stock on the OTCBB during regular trading hours for the five trading days immediately preceding the effectiveness of the reverse split.

     The reverse split may reduce the number of holders of post-reverse split shares as compared to the number of holders of pre-reverse split shares to the extent that there are stockholders presently holding fewer than 800 shares (or such lesser number as may be determined by our directors). However, the intention of the reverse split is not to reduce the number of our stockholders. In fact, we do not expect that the reverse split will result in any material reduction in the number of our stockholders.

     We currently have no intention of going private, and this proposed reverse stock split is not intended to be a first step in a going private transaction and will not have the effect of a going private transaction covered by Rule 13e-3 of the Exchange Act. Moreover, the proposed reverse stock split does not increase the risk of us becoming a private company in the future.

     Issuance of Additional Shares. The number of authorized but unissued shares of our common stock effectively will be increased significantly by the reverse split of our common stock.

     If we elect to implement a one for 400 reverse split, based on the 967,209,709 shares of our common stock outstanding on the record date, and the 4,000,000,000 shares of our common stock that are currently authorized under our articles of incorporation, 3,032,790,291 shares of our common stock remain available for issuance prior to the reverse split taking effect. A one for 400 reverse split would have the effect of decreasing the number of our outstanding shares of our common stock from 967,209,709 to 2,418,024 shares.

     Based on the 4,000,000,000 shares of our common stock that are currently authorized under our articles of incorporation, if we elect to implement a one for 400 reverse stock split, the reverse split, when implemented, would have the effect of increasing the number of authorized but unissued shares of our common stock from 3,032,790,291 to 3,997,581,976 shares.

     If we elect to implement a one for 800 reverse split, based on the 967,209,709 shares of our common stock outstanding on the record date, and the 4,000,000,000 shares of our common stock that are currently authorized under our articles of incorporation, 3,032,790,291 shares of our common stock remain available for issuance prior to the reverse split taking effect. A one for 800 reverse split would have the effect of decreasing the number of our outstanding shares of our common stock from 967,209,709 to 1,209,012 shares.

     Based on the 4,000,000,000 shares of our common stock that are currently authorized under our articles of incorporation, if we elect to implement a one for 800 reverse stock split, the reverse split, when implemented, would have the effect of increasing the number of authorized but unissued shares of our common stock from 3,032,790,291 to 3,998,790,988 shares

     The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of our common stock.

     The effective increase in the number of authorized but unissued shares of our common stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our articles of incorporation or bylaws. Such a use of these additional authorized shares could render more difficult, or discourage, an attempt to acquire control of us through a transaction opposed by our board of directors. At this time, our board does not have plans to issue any common shares resulting from the effective increase in our authorized but unissued shares generated by the reverse split.

FEDERAL  INCOME  TAX  CONSEQUENCES

     We will not recognize any gain or loss as a result of the reverse split.

     The following description of the material federal income tax consequences of the reverse split to our stockholders is based on the Internal Revenue Code of 1986, as amended, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this information statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reverse split. This discussion is for general information only and does not discuss the tax consequences that may apply to special classes of taxpayers (e.g., non-residents of the United States, broker/dealers or insurance companies). The state and local tax consequences of the reverse split may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. You are urged to consult your own tax advisors to determine the particular consequences to you.

     We believe that the likely federal income tax effects of the reverse split will be that a stockholder who receives solely a reduced number of shares of our common stock will not recognize gain or loss. With respect to a reverse split, such a stockholder's basis in the reduced number of shares of our common stock will equal the stockholder's basis in his old shares of our common stock.

EFFECTIVE  DATE

     If the proposed reverse split is approved and the board of directors elects to proceed with a reverse split, the split would become effective as of 5:00 p.m. Nevada time on the date the split is approved by our board of directors which in any event shall not be later than 60 days from the date of this information statement. Except as explained herein with respect to fractional shares and stockholders who currently hold fewer than 800 shares, or such lesser amount as we may determine, on such date, all shares of our common stock that were issued and outstanding immediately prior thereto will be, automatically and without any action on the part of the stockholders, converted into new shares of our common stock in accordance with the one for 800 exchange ratio or such other exchange ratio as we determine.

RISKS  ASSOCIATED  WITH  THE  REVERSE  SPLIT

     This information statement includes forward-looking statements including statements regarding our intent to solicit approval of a reverse split, the timing of the proposed reverse split and the potential benefits of a reverse split, including, but not limited to, increased investor interest and the potential for a higher stock price. The words "believe," "expect," "will," "may" and similar phrases are intended to identify such forward-looking statements. Such statements reflect our current views and assumptions, and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. The risks include that we may not have sufficient resources to continue as a going concern; any significant downturn in our industry or in general business conditions would likely result in a reduction of demand for our products or services and would be detrimental to our business; we will be unable to achieve profitable operations unless we increase quarterly revenues or make further cost reductions; a loss of or decrease in purchases by one of our significant customers could materially and adversely affect our revenues and profitability; the loss of key personnel could have a material adverse effect on our business; the large number of shares available for future sale could adversely affect the price of our common stock; and the volatility of our stock price. For a discussion of these and other risk factors, see our annual report on Form 10-KSB for the year ended December 31, 2004, and other filings with the Securities and Exchange Commission.

     If approved and implemented, the reverse stock split will result in some stockholders owning "odd-lots" of less than 100 common shares of our stock on a post-consolidation basis. Odd lots may be more difficult to sell, or require greater transaction costs per share to sell than shares in "even lots" of even multiples of 100 shares.

DISSENT RIGHTS OF OUR STOCKHOLDERS

     Under Nevada law, our stockholders are entitled, after complying with certain requirements of Nevada law, to dissent from the approval of the authority with respect to the reverse stock split, pursuant to Sections 92A.300 to 92A.500, inclusive, of the NRS and to be paid the "fair value" of their shares of The Blackhawk Fund common stock in cash by complying with the procedures set forth in Sections 92A. 380 to 92A. 450 of the NRS. Set forth below is a summary of the procedures relating to the exercise of dissenters' rights by our stockholders. This summary does not purport to be a complete statement of the provisions of Sections 92A. 380 to 92A. 450 of the NRS and is
qualified in its entirety by reference to such provisions, which are contained in Attachment B to this information statement.
   ------------

     Any stockholder who wants to exercise dissenters' rights must deliver written notice to us, before the date the authority with respect to the reverse stock split is voted upon, stating that the stockholder intends to demand payment for his shares of our common stock if the authority to directors with respect to the reverse stock split is approved (Section 92A.420.1(a) of the NRS). In addition, the stockholder must not vote his shares in favor of the authority with respect to the reverse stock split (Section 92A.420.1(b) of the NRS).

     Notices transmitted before the vote should be addressed to The Blackhawk Fund, 1802 N. Carson Street, Suite 212-3018, Carson City, Nevada 89701. Stockholders who vote in favor of the authority with respect to the reverse stock split will be deemed to have waived their dissenter's rights.

     A stockholder whose shares of our common stock are held in "street name" or in the name of anyone other than the stockholder must obtain written consent from the person or firm in whose name the shares are registered, allowing the stockholder to file the notice demanding payment for the shares in question, and must deliver the consent to us no later than the time that dissenter's rights are asserted (Section 92A.400.2(a) of the NRS). Also, the dissent must be asserted as to all shares of our common stock that the stockholder beneficially owns or has power to vote on the record date (Section 92A.400.2(b) of the NRS).

     Any stockholder who does not complete the requirements of Sections 92A.400 and 92A.420.1(a) and (b) of the NRS as described above is not entitled to payment for his shares of The Blackhawk Fund's common stock (Section 92A.420.2 of the NRS).

VOTE REQUIRED

     Once a quorum is present and voting, the grant of discretionary authority to our directors to implement a reverse stock split will be approved if the number of votes cast in favor of the grant of authority exceeds the number of votes cast in opposition to the grant of authority.

     The board of directors recommends a vote FOR approval of the grant of discretionary authority to our directors to implement a reverse stock split, as described in Attachment A hereto.
               -------------

                             APPROVAL OF STOCK PLANS
                                  (PROPOSAL 2)

     Our majority stockholder intends to approve the following Stock Plans of The Blackhawk Fund (the "Stock Plans"):

     (a) Amended and Restated 2004 Stock Plans of Zannwell, Inc. (our predecessor), adopted by the directors on June 15, 2004, as amended and restated on July 22, 2004 and December 6, 2004 with 207,500,000 shares in the aggregate authorized under the Plan; and

     (b) 2005 Stock Plans, adopted by the directors on February 28, 2005, with 975,000,000 shares in the aggregate authorized under the Plan.

     As of the record date 207,500,000 shares of our common stock have been issued under the Stock Plans.

     The following is a summary of the principal features of the Stock Plans. A copy of the Stock Plans is attached to this information statement as Attachment
                                                                      ----------
C.  Any  stockholder  who wishes to obtain copies of the Stock Plans may also do
-
so upon written request to our corporate secretary at our principal executive offices in Carson City, Nevada.

PURPOSE  OF  THE  STOCK  PLANS

     The purpose of the Stock Plans is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of The Blackhawk Fund and our subsidiaries, by offering them an opportunity to participate in our future performance through awards of options, restricted stock and stock bonuses.

     The Stock Plans are administered by the compensation committee of the board of directors.

     Number of Shares Available. Subject to certain provisions of the Stock Plans, the total aggregate number of shares is 1,182,500,000, plus shares of our common stock that are subject to:

     - Issuance upon exercise of an option but cease to be subject to such option for any reason other than exercise of such option;

     - An award granted but forfeited or repurchased by The Blackhawk Fund at the original issue price; and

     - An award that otherwise terminates without shares of our common stock being issued. At all times, The Blackhawk Fund shall reserve and keep available a sufficient number of shares of our common stock as shall be required to satisfy the requirements of all outstanding options granted under the Stock Plans and all other outstanding but unvested awards granted under the Stock Plans.

ELIGIBILITY

     Incentive Stock Options and Awards may be granted only to employees (including, officers and directors who are also employees) of The Blackhawk Fund or of a parent or subsidiary of The Blackhawk Fund

DISCRETIONARY  OPTION  GRANT  PROGRAM

     The committee may grant options to eligible persons and will determine whether such options will be Incentive Stock Options ("ISO") or Nonqualified Stock Options ("NQSOs"), the number of shares of our common stock subject to the option, the exercise price of the option, the period during which the option may be exercised, and all other terms and conditions of the option, subject to the following.

     Form of Option Grant. Each option granted under the Stock Plans is evidenced by an Award Agreement that will expressly identify the option as an ISO or an NQSO (the "Option Agreement"), and will be in such form and contain such provisions (which need not be the same for each participant) as the committee may from time to time approve, and which will comply with and be subject to the terms and conditions of the Stock Plans.

     Date of Grant. The date of grant of an option is the date on which the committee makes the determination to grant such option, unless otherwise specified by the committee. The Option Agreement and a copy of the applicable Stock Plans is delivered to the participant within a reasonable time after the granting of the option.

     Exercise Period. Options may be exercisable within the times or upon the events determined by the committee as set forth in the Stock Option Agreement governing such option; provided, however, that no option will be exercisable after the expiration of 10 years from the date the option is granted. For further restrictions on the Exercise Periods, please refer to the Stock Plans.

     Exercise Price. The exercise price of an option is determined by the committee when the option is granted and may be not less than 85 percent of the fair market value of the shares of our common stock on the date of grant; provided that the exercise price of any ISO granted to a Ten Percent Stockholder as defined in the Stock Plans is not less than 110 percent of the fair market value of the shares of our common stock on the date of grant. Payment for the shares of our common stock purchased may be made in accordance with the Stock Plans.

     Method of Exercise. Options may be exercised only by delivery to The Blackhawk Fund of a written stock option exercise agreement (the "Notice and Agreement of Exercise") in a form approved by the committee, together with payment in full of the exercise price for the number of shares of our common stock being purchased.

     Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an option is always subject to the following:

     - Upon an Employee's Retirement, Disability (as those terms are defined in the Stock Plans) or death, (a) all Stock Options to the extent then presently exercisable shall remain in full force and effect and may be exercised pursuant to the provisions thereof, and (b) unless otherwise provided by the committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter. Unless employment is terminated for Cause, as defined by applicable law, the right to exercise in the event of termination of employment, to the extent that the optionee is entitled to exercise on the date the employment terminates as follows:

     - At least six months from the date of termination if termination was caused by death or disability.

     - At least 30 days from the date of termination if termination was caused by other than death or disability.

     - Upon the termination of the employment of an Employee for any reason other than those specifically set forth in the Stock Plans, (a) all Stock Options to the extent then presently exercisable by the Employee shall remain exercisable only for a period of 90 days after the date of such termination of employment (except that the 90 day period shall be extended to 12 months if the Employee shall die during such 90 day period), and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

     Limitations on Exercise. The committee may specify a reasonable minimum number of shares of our common stock that may be purchased on any exercise of an option, provided that such minimum number will not prevent the participant from exercising the option for the full number of shares of our common stock for which it is then exercisable. Subject to the provisions of the Stock Plans, the Employee has the right to exercise his Stock Options at the rate of at least 33-1/3 percent per year over three years from the date the Stock Option is granted.

     Limitations on ISO. The aggregate fair market value (determined as of the date of grant) of shares of our common stock with respect to which ISOs are exercisable for the first time by a participant during any calendar year (under the Stock Plans or under any other ISO plan of The Blackhawk Fund, or the parent or any subsidiary of The Blackhawk Fund) will not exceed $100,000.00. In the event that the Internal Revenue Code or the regulations promulgated thereunder are amended after the effective date of the Stock Plans to provide for a different limit on the fair market value of shares of our common stock permitted to be subject to ISO, such different limit will be automatically incorporated in the Stock Plans and will apply to any options granted after the effective date of such amendment.

     Modification, Extension or Renewal. The committee may modify or amend any Award under the Stock Plans or waive any restrictions or conditions applicable to the Award; provided, however, that the committee may not undertake any such modifications, amendments or waivers if the effect thereof materially increases the benefits to any Employee, or adversely affects the rights of any Employee without his consent.

STOCKHOLDER  RIGHTS  AND  OPTION  TRANSFERABILITY

     Awards granted under the Stock Plans, including any interest, are not transferable or assignable by the participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution.

GENERAL  PROVISIONS

     Adoption and Stockholder Approval. The Stock Plans became effective on the date they were adopted by the board of directors of The Blackhawk Fund (the "effective date"). The Stock Plans must be approved by the stockholders of The Blackhawk Fund within 12 months before or after the date of adoption and the committee may grant Awards pursuant to the Stock Plans upon the effective date.

     Term of Stock Plans/Governing Law. Unless earlier terminated as provided, the Stock Plans will terminate 10 years from the date of adoption, or, if earlier, from the date of stockholder approval. The Stock Plans and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of Nevada.

     Amendment or Termination of the Stock Plans. Our board of directors may at any time terminate or amend the Stock Plans including to preserve or come within any exemption from liability under Section 16(b) of the Exchange Act, as it may deem proper and in our best interest without further approval of our stockholders, provided that, to the extent required under Nevada law or to qualify transactions under the Stock Plans for exemption under Rule 16b-3 promulgated under the Exchange Act, no amendment to the Stock Plans shall be adopted without further approval of our stockholders and, provided, further, that if and to the extent required for the Stock Plans to comply with Rule 16b-3 promulgated under the Exchange Act, no amendment to the Stock Plans shall be made more than once in any six month period that would change the amount, price or timing of the grants of our common stock hereunder other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder. The board may terminate the Stock Plans at any time by a vote of a majority of the members thereof.

AWARD  OF  STOCK  BONUSES

     Award of Stock Bonuses. A Stock Bonus is an award of shares of our common stock (which may consist of Restricted Stock) for extraordinary services rendered to The Blackhawk Fund or any parent or subsidiary of The Blackhawk Fund Each Award under the Stock Plans consists of a grant of shares of our common stock subject to a restriction period (after which the restrictions shall lapse), which shall be a period commencing on the date the Award is granted and ending on such date as the committee shall determine (the "Restriction Period"). The committee may provide for the lapse of restrictions in installments, for acceleration of the lapse of restrictions upon the satisfaction of such performance or other criteria or upon the occurrence of such events as the committee shall determine, and for the early expiration of the Restriction
Period upon an Employee's death, Disability or Retirement as defined in the Stock Plans or, following a Change of Control, upon termination of an Employee's employment by us without "Cause" or by the Employee for "Good Reason," as those terms are defined in the Stock Plans.

     Terms of Stock Bonuses. Upon receipt of an Award of shares of our common stock under the Stock Plans, even during the Restriction Period, an Employee is the holder of record of the shares and has all the rights of a stockholder with respect to such shares, subject to the terms and conditions of the Stock Plans and the Award.

FEDERAL  TAX  CONSEQUENCES

     Option Grants. Options granted under the Stock Plans may be either ISO which satisfy the requirements of Section 422 of the Code or NQSOs which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as discussed below.

     Incentive Stock Options. The optionee recognizes no taxable income at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the exercise of an ISO (if the holding period rules set forth below are satisfied) will give rise to income includable by the optionee in his alternative minimum taxable income for purposes of the alternative minimum tax in an amount equal to the excess of the fair market value of the shares acquired on the date of the exercise of the option over the exercise price. The optionee will also recognize taxable income in the year in which the exercised shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result. In addition, the optionee must be an employee of The Blackhawk Fund or a qualified subsidiary at all times between the date of grant and the date three months (one year in the case of disability) before exercise of the option (special rules apply in the case of the death of the optionee).

     Upon a qualifying disposition, the optionee will recognize long-term capital gain or loss in an amount equal to the difference between (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the lesser of the fair market value of those shares on the exercise date or the sale date and (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

     If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date or the sale date, if less, over (ii) the exercise price paid for the shares. In no other instance will we be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     Nonqualified Stock Options. No taxable income is recognized by an optionee upon the grant of a NQSO. The optionee will in general recognize ordinary income in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of the NQSO are unvested and subject to repurchase, at the exercise price paid per share, by us in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapse and all subsequent appreciation in the shares generally would be eligible for capital gains treatment.

     We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised NQSO. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the optionee.

     Direct Stock Issuance. With respect to the receipt of a stock award not subject to restriction, the participant would have ordinary income, at the time of receipt, in an amount equal to the difference between the fair market value of the stock received at such time and the amount, if any, paid by the holder for the stock award.

     With respect to the receipt of a stock award that is subject to restrictions, or certain repurchase rights of The Blackhawk Fund, unless the recipient of such stock award makes an "83(b) election" (as discussed below), there generally will be no tax consequences as a result of such a stock award until the shares are no longer subject to a substantial risk of forfeiture or are transferable (free of such risk). We intend that, generally, when the restrictions are lifted, the holder will recognize ordinary income, and we will be entitled to a deduction, equal to the difference between the fair market value of the shares at such time and the amount, if any, paid by the holder for the stock. Subsequently realized changes in the value of the stock generally will be treated as long-term or short-term capital gain or loss, depending on the length of time the shares are held prior to disposition of such shares. In general terms, if a holder makes an "83(b) election" (under Section 83(b) of the Code) upon the award of a stock award subject to restrictions (or certain repurchase rights of The Blackhawk Fund), the holder will recognize ordinary income on the date of the award of the stock award, and we will be entitled to a deduction, equal to (i) the fair market value of such stock as though the stock were (A) not subject to a substantial risk of forfeiture or (B) transferable, minus (ii) the amount, if any, paid for the stock award. If an "83(b) election" is made, there will generally be no tax consequences to the holder upon the lifting of restrictions, and all subsequent appreciation in the stock award generally would be eligible for capital gains treatment.

ACCOUNTING  TREATMENT

     Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a compensation expense to our earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be amortized against our earnings over the period that the option shares or issued shares are to vest.

     Option grants or stock issuances with exercise or issue prices equal to the fair market value of the shares at the time of issuance or grant generally will not result in any charge to our earnings, but International Development Corp, Inc., in accordance with Generally Accepted Accounting Principals, must disclose, in pro-forma statements to our financial statements, the impact those option grants would have upon our reported earnings (losses) were the value of those options treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining our earnings per share on a fully diluted basis.

     Should one or more optionee be granted stock appreciation rights that have no conditions upon exercisability other than a service or employment requirement, then such rights will result in a compensation expense to our earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of common stock subject to such outstanding stock appreciation rights has increased from the prior quarter-end would be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for those rights.

VOTE  REQUIRED

     Once a quorum is present and voting, a simple majority of the voting shares is required to approve the Stock Plans.

     Our board of directors recommends that stockholders vote FOR the approval of the Stock Plans.

     Information regarding the beneficial ownership of our common and preferred stock by management and the board of directors is noted below.

     Information regarding the beneficial ownership of our common and preferred stock by management and the board of directors is noted below

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table presents information regarding the beneficial ownership of all shares of our common stock and preferred stock as of the record date, by:

     - Each person who beneficially owns more than five percent of the outstanding shares of our common stock;

     - Each person who beneficially owns outstanding shares of our preferred stock;

     -    Each of our directors;

     -    Each named executive officer; and

     -    All directors and officers as a group.

                                                         COMMON STOCK
                                                         BENEFICIALLY         PREFERRED STOCK BENEFICIALLY
                                                           OWNED (2)                   OWNED (2)
                                                     ---------------------  --------------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER (1)               NUMBER     PERCENT       NUMBER           PERCENT
---------------------------------------------------  -----------  --------  ---------------  ---------------
Steve Bonenberger . . . . . . . . . . . . . . . . .          -0-       -0-             -0-              -0-
Brent Fouch . . . . . . . . . . . . . . . . . . . .          -0-       -0-             -0-              -0-
                                                     -----------            ---------------  ---------------
All directors and officers as a group (two persons)          -0-       -0-             -0-              -0-
                                                     ===========  ========  ===============  ===============
Palomar Enterprises (6) . . . . . . . . . . . . . .  100,000,000     10.34    9,000,000 (3)          100 (3)
                                                                             10,000,000 (4)          100 (4)
                                                                             10,000,000 (5)          100 (4)

(1) Unless otherwise indicated, the address for each of these stockholders is c/o The Blackhawk Fund, 1802 N. Carson Street, Suite 212, Carson City, Nevada, 89701, telephone number (775) 887-0670. Also, unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to the shares of our common and preferred stock which he beneficially owns.
(2) Beneficial ownership is determined in accordance with the rules of the SEC. As of September 30 2005, the total number of outstanding shares of the common stock is 967,209,709, the total number of outstanding shares of the series A preferred stock is 9,000,000, the total number of outstanding shares of the series B preferred stock is 10,000,000 and the total number of outstanding shares of the series C preferred stock is 10,000,000.
(3)  series  A  preferred  stock.
(4)  series  B  preferred  stock.
(5)  series  C  preferred  stock.
(6) Palomar Enterprises, Inc., a Nevada publicly-traded corporation, is controlled by Messrs. Steve Bonenberger and Brent Fouch, our officers and directors. Palomar Enterprises, Inc. holds 9,000,000 shares of our series A preferred stock, 10,000,000 shares of our series B preferred stock and 10,000,000 shares of our series C preferred stock, equivalent to the voting power of 1,110,000,000 shares of our common stock.

SECTION  16(a)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

     Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10 percent of a registered class of our equity securities, file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors and greater than 10 percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. All such persons have filed all required reports.

                       DOCUMENTS INCORPORATED BY REFERENCE

     Our Annual Report on Form 10-KSB for the year ended December 31, 2004 and our Quarterly Reports on Forms 10-QSB for the periods ended March 31, 2005 and June 30, 2005 are incorporated herein by reference.

                     COPIES OF ANNUAL AND QUARTERLY REPORTS

     We will furnish a copy of our Annual Report on Form 10-KSB, as amended, for the year ended December 31, 2004 and our Quarterly Reports on Forms 10-QSB for the periods ended March 31, 2005 and June 30, 2005 and any exhibit referred to therein without charge to each person to whom this information statement is delivered upon written or oral request by first class mail or other equally prompt means within one business day of receipt of such request. Any request should be directed to our corporate secretary at 1802 N. Carson Street, Suite 212-3018, Carson City, Nevada 89701, Telephone (775) 887-0670.

                                   By  Order  of  the  board  of  directors,

                                   /s/  Steve  Bonenberger

                                   Steve Bonenberger, President, Chief Executive Officer and Director

                                                                    ATTACHMENT A

                        RESOLUTIONS TO BE ADOPTED BY THE
                                 STOCKHOLDERS OF
                               THE BLACKHAWK FUND
                                 (the "Company")

          RESOLVED, that the grant of discretionary authority to the board of directors to implement a reverse split of the Company's issued and outstanding common stock on the basis of one post-consolidation share for up to each 800 pre-consolidation shares within 60 days of the Company's information statement on Schedule 14C dated October 17, 2005 is hereby approved in all respects; and

          RESOLVED FURTHER, that the Company's Stock Plans, included as Attachment C to the Company's information statement on Schedule 14C
     -------------
     dated October 17, 2005 are hereby approved in all respects; and

          RESOLVED FURTHER, that the officers of the Company be, and each of them hereby is, authorized, empowered and directed, for and on behalf of the Company, to take any and all actions, to perform all such acts and things, to execute, file, deliver or record in the name and on behalf of the Company, all such instruments, agreements, or other documents, and to make all such payments as they, in their judgment, or in the judgment of any one or more of them, may deem necessary, advisable or appropriate in order to carry out the transactions contemplated by the foregoing resolutions.

                                                                    ATTACHMENT B

             SECTIONS 92A.300-92A.500 OF THE NEVADA REVISED STATUTES

     NRS  92A.300  DEFINITIONS.  As  used  in NRS 92A.300 to 92A.500, inclusive,
                                              -----------    -------
unless  the  context  otherwise  requires,  the  words  and terms defined in NRS
                                                                             ---
92A.305  to  92A.335,  inclusive,  have  the  meanings ascribed to them in those
-------      -------
sections.
     (Added  to  NRS  by  1995,  2086)

     NRS 92A.305 "BENEFICIAL STOCKHOLDER" DEFINED. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.
     (Added  to  NRS  by  1995,  2087)

     NRS 92A.310 "CORPORATE ACTION" DEFINED. "Corporate action" means the action of a domestic corporation.
     (Added  to  NRS  by  1995,  2087)

     NRS 92A.315 "DISSENTER" DEFINED. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and
                                                                 -----------
who  exercises  that  right  when  and  in the manner required by NRS 92A.400 to
                                                                  -----------
92A.480,  inclusive.
-------
      (Added  to  NRS  by  1995,  2087;  A  1999,  1631)
                                                   ----

     NRS 92A.320 "FAIR VALUE" DEFINED. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.
     (Added to NRS by 1995, 2087)


     NRS 92A.325 "STOCKHOLDER" DEFINED. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.
     (Added  to  NRS  by  1995,  2087)

     NRS 92A.330 "STOCKHOLDER OF RECORD" DEFINED. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.
     (Added  to  NRS  by  1995,  2087)

     NRS 92A.335 "SUBJECT CORPORATION" DEFINED. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.
     (Added  to  NRS  by  1995,  2087)

     NRS  92A.340  COMPUTATION  OF  INTEREST.  Interest  payable pursuant to NRS
                                                                             ---
92A.300  to  92A.500, inclusive, must be computed from the effective date of the
-------      -------
action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.
     (Added  to  NRS  by  1995,  2087)


     NRS 92A.350 RIGHTS OF DISSENTING PARTNER OF DOMESTIC LIMITED PARTNERSHIP. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.
     (Added  to  NRS  by  1995,  2088)

     NRS  92A.360  RIGHTS  OF  DISSENTING  MEMBER  OF DOMESTIC LIMITED-LIABILITY
COMPANY. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.
     (Added  to  NRS  by  1995,  2088)

     NRS 92A.370  RIGHTS OF DISSENTING MEMBER OF DOMESTIC NONPROFIT CORPORATION.
     1.   Except  as  otherwise  provided  in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.
     2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS
                                                              ------------------
to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.
     (Added  to  NRS  by  1995,  2088)

     NRS 92A.380 RIGHT OF STOCKHOLDER TO DISSENT FROM CERTAIN CORPORATE ACTIONS AND TO OBTAIN PAYMENT FOR SHARES.
     1.   Except  as  otherwise  provided  in  NRS  92A.370  and  92A.390,  any
                                               ------------       -------
stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:
     (a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:
          (1) If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation,
            -----------    -------
regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or
          (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.
                           ------------
     (b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if his shares are to be acquired in the plan of exchange.
     (c) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.
     2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action
    ------------      -------
creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.
     (Added  to  NRS  by  1995,  2087;  A  2001,  1414,  3199;  2003,  3189)
                                                  ----   ----          ----


     NRS 92A.390 LIMITATIONS ON RIGHT OF DISSENT: STOCKHOLDERS OF CERTAIN CLASSES OR SERIES; ACTION OF STOCKHOLDERS NOT REQUIRED FOR PLAN OF MERGER.
     1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:
     (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or
     (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:
          (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:
               (I)  The  surviving  or  acquiring  entity;  or
               (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

          (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).
     2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.
                                                                ------------
     (Added  to  NRS  by  1995,  2088)


     NRS 92A.400 LIMITATIONS ON RIGHT OF DISSENT: ASSERTION AS TO PORTIONS ONLY TO SHARES REGISTERED TO STOCKHOLDER; ASSERTION BY BENEFICIAL STOCKHOLDER.
     1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered  in  the  names  of  different  stockholders.
     2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:
     (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and
     (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.
     (Added  to  NRS  by  1995,  2089)

     NRS  92A.410  NOTIFICATION  OF  STOCKHOLDERS  REGARDING  RIGHT  OF DISSENT.
     1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those
       ------------    -------
sections.
     2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.
                       ------------
     (Added to NRS by 1995, 2089; A 1997, 730)

     NRS 92A.420 PREREQUISITES TO DEMAND FOR PAYMENT FOR SHARES.
     1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:
     (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and
     (b)  Must  not  vote  his  shares  in  favor  of  the  proposed  action.
     2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.
     ------------
     (Added  to  NRS  by  1995,  2089;  1999,  1631)
                                               ----

     NRS 92A.430 DISSENTER'S NOTICE: DELIVERY TO STOCKHOLDERS ENTITLED TO ASSERT RIGHTS; CONTENTS.
     1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.
     2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:
     (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;
     (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;
     (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;
     (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and
     (e)  Be  accompanied  by  a  copy  of  NRS  92A.300  to 92A.500, inclusive.
                                            ------------     -------
     (Added  to  NRS  by  1995,  2089)

     NRS 92A.440 DEMAND FOR PAYMENT AND DEPOSIT OF CERTIFICATES; RETENTION OF RIGHTS OF STOCKHOLDER.
     1.   A  stockholder  to  whom  a  dissenter's  notice  is  sent  must:
     (a)  Demand  payment;
     (b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and
     (c) Deposit his certificates, if any, in accordance with the terms of the notice.
     2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.
     3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.
      (Added  to  NRS  by  1995,  2090;  A  1997,  730;  2003,  3189)
                                                                ----


     NRS 92A.450 UNCERTIFICATED SHARES: AUTHORITY TO RESTRICT TRANSFER AFTER DEMAND FOR PAYMENT; RETENTION OF RIGHTS OF STOCKHOLDER.
     1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.
     2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.
     (Added  to  NRS  by  1995,  2090)

     NRS  92A.460  PAYMENT  FOR  SHARES:  GENERAL  REQUIREMENTS.
     1.   Except  as  otherwise  provided  in  NRS 92A.470, within 30 days after
                                               -----------
receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation
                                ------------
estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:
     (a)  Of the county where the corporation's registered office is located; or
     (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered  office.  The  court  shall  dispose  of  the  complaint  promptly.
     2.   The  payment  must  be  accompanied  by:
     (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;
     (b) A statement of the subject corporation's estimate of the fair value of the shares;
     (c)  An  explanation  of  how  the  interest  was  calculated;
     (d)  A  statement  of  the  dissenter's  rights to demand payment under NRS
                                                                             ---
92A.480;  and
-------
     (e)  A  copy  of  NRS  92A.300  to  92A.500,  inclusive.
                       ------------      -------
     (Added  to  NRS  by  1995,  2090)

     NRS 92A.470 PAYMENT FOR SHARES: SHARES ACQUIRED ON OR AFTER DATE OF DISSENTER'S NOTICE.
     1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.
     2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.
                                                                    -----------
     (Added  to  NRS  by  1995,  2091)

     NRS 92A.480 DISSENTER'S ESTIMATE OF FAIR VALUE: NOTIFICATION OF SUBJECT CORPORATION; DEMAND FOR PAYMENT OF ESTIMATE.
     1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or
                                                                 -----------
reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of
                             -----------
his shares and interest due, if he believes that the amount paid pursuant to NRS
                                                                             ---
92A.460  or  offered  pursuant to NRS 92A.470 is less than the fair value of his
-------                           -----------
shares  or  that  the  interest  due  is  incorrectly  calculated.
     2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.
     (Added  to  NRS  by  1995,  2091)

     NRS 92A.490 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: DUTIES OF SUBJECT CORPORATION; POWERS OF COURT; RIGHTS OF DISSENTER.
     1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.
     2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.
     3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
     4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
     5. Each dissenter who is made a party to the proceeding is entitled to a judgment:
     (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or
     (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.
------------
     (Added  to  NRS  by  1995,  2091)


     NRS 92A.500 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: ASSESSMENT OF COSTS AND FEES.
     1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.
     2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:
     (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements  of  NRS  92A.300  to  92A.500,  inclusive;  or
                  ------------      -------
     (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.
                                        ------------      -------
     3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.
     4.   In  a  proceeding  commenced  pursuant  to  NRS 92A.460, the court may
                                                      -----------
assess  the  costs  against  the  subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.
     5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68
              -----------    -------                                 -----------
or  NRS  17.115.
    -----------
     (Added  to  NRS  by  1995,  2092)

                                                                    ATTACHMENT C

                                  STOCK PLANS
                            USA TELCOM INTERNATIONALE
                       2004 EMPLOYEE STOCK INCENTIVE PLAN

      1. GENERAL PROVISIONS.

            1.1 PURPOSE. This Stock Incentive Plan (the "PLAN") is intended to allow designated officers and employees (including so-called "leased employees") (all of whom are sometimes collectively referred to herein as the "EMPLOYEES," or individually as the "EMPLOYEE") of USA Telcom Internationale, a Nevada corporation (the "COMPANY") and its Subsidiaries (as that term is defined below) which they may have from time to time (the Company and such Subsidiaries are referred to herein as the "COMPANY") to receive certain options (the "STOCK OPTIONS") to purchase common stock of the Company, par value $0.001 per share (the "COMMON STOCK"), and to receive grants of the Common Stock subject to certain restrictions (the "AWARDS"). As used in this Plan, the term "SUBSIDIARY" shall mean each corporation which is a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "CODE"). The purpose of this Plan is to provide the Employees with equity-based compensation incentives who make significant and extraordinary contributions to the long-term growth and performance of the Company, and to attract and retain the Employees.

            1.2 ADMINISTRATION.

                  1.2.1 The Plan shall be administered by the Compensation Committee (the "COMMITTEE") of, or appointed by, the Board of Directors of the Company (the "BOARD"). The Committee shall select one of its members as Chairman and shall act by vote of a majority of a quorum, or by unanimous written consent. A majority of its members shall constitute a quorum. The Committee shall be governed by the provisions of the Company's Bylaws and of Nevada law applicable to the Board, except as otherwise provided herein or determined by the Board.

                  1.2.2 The Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan, (a) to approve the Employees nominated by the management of the Company to be granted Awards or Stock Options; (b) to determine the number of Awards or Stock Options to be granted to an Employee; (c) to determine the time or times at which Awards or Stock Options shall be granted; to establish the terms and conditions upon which Awards or Stock Options may be exercised; (d) to remove or adjust any restrictions and conditions upon Awards or Stock Options; (e) to specify, at the time of grant, provisions relating to exercisability of Stock Options and to accelerate or otherwise modify the exercisability of any Stock Options; and (f) to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for the administration of this Plan. All interpretations and constructions of this Plan by the Committee, and all of its actions hereunder, shall be binding and conclusive on all persons for all purposes.

                  1.2.3 The Company hereby agrees to indemnify and hold harmless each Committee member and each Employee, and the estate and heirs of such Committee member or Employee, against all claims, liabilities, expenses, penalties, damages or other pecuniary losses, including legal fees, which such Committee member or Employee, his estate or heirs may suffer as a result of his responsibilities, obligations or duties in connection with this Plan, to the extent that insurance, if any, does not cover the payment of such items. No member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award or Stock Option granted pursuant to this Plan.

            1.3 ELIGIBILITY AND PARTICIPATION. The Employees eligible under this Plan shall be approved by the Committee from those Employees who, in the opinion of the management of the Company, are in positions which enable them to make significant contributions to the long-term performance and growth of the Company. In selecting the Employees to whom Award or Stock Options may be granted, consideration shall be given to factors such as employment position, duties and responsibilities, ability, productivity, length of service, morale, interest in the Company and recommendations of supervisors.

            1.4 SHARES SUBJECT TO THE PLAN. The maximum number of shares of the Common Stock that may be issued pursuant to this Plan shall be 6,000,000 subject to adjustment pursuant to the provisions of Section 4.1. If shares of the Common Stock awarded or issued under this Plan are reacquired by the Company due to a forfeiture or for any other reason, such shares shall be cancelled and thereafter shall again be available for purposes of this Plan. If a Stock Option expires, terminates or is cancelled for any reason without having been exercised in full, the shares of the Common Stock not purchased thereunder shall again be available for purposes of this Plan.

      2. PROVISIONS RELATING TO STOCK OPTIONS.

            2.1 GRANTS OF STOCK OPTIONS. The Committee may grant Stock Options in such amounts, at such times, and to the Employees nominated by the management of the Company as the Committee, in its discretion, may determine. Stock Options granted under this Plan may constitute "incentive stock options" within the meaning of Section 422 of the Code, if so designated by the Committee on the date of grant and if the requirements of Section 422 of the Code have been met. The Committee may also grant Stock Options which do not constitute incentive stock options, and any such Stock Options shall be designated non-statutory stock options by the Committee on the date of grant. The aggregate Fair Market Value (determined as of the time an incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any Employee during any one calendar year (under all plans of the Company and any parent or subsidiary of the Company) may not exceed the maximum amount permitted under Section 422 of the Code (currently, $100,000.00). Non-statutory stock options shall not be subject to the limitations relating to incentive stock options contained in the preceding sentence. Each Stock Option shall be evidenced by a written agreement (the "OPTION AGREEMENT") in a form approved by the Committee, which shall be executed on behalf of the Company and by the Employee to whom the Stock Option is granted, and which shall be subject to the terms and conditions of this Plan. In the discretion of the Committee, Stock Options may include provisions (which need not be uniform), authorized by the Committee, in its discretion, that accelerate an Employee's rights to exercise Stock Options following a "Change in Control," upon termination of the Employee's employment by the Company without "Cause" or by the Employee for "Good Reason," as such terms are defined in Section 3.1 hereof. The holder of a Stock Option shall not be entitled to the privileges of stock ownership as to any shares of the Common Stock not actually issued to such holder.

            The exercise price per share for the Stock covered by a Stock Option shall be determined by the Committee at the time of grant but in the case of Incentive Stock Options shall not be less than 100% of the Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110% of the Fair Market Value on the grant date.

            2.2 PURCHASE PRICE. The purchase price (the "EXERCISE PRICE") of shares of the Common Stock subject to each Stock Option (the "OPTION SHARES") shall be determined by the Committee at the time of grant but, in the case of an incentive stock option, shall not be less than 100% percent of the Fair Market Value on the date of the grant of the option. For an Employee holding or who is deemed to be holding (by reason of the attribution rules applicable under Section 424(d) of the Code) greater than 10% of the total voting power of all stock of the Company, the Exercise Price of an incentive stock option shall be at least 110% of the Fair Market Value of the Common Stock on the date of the grant of the option. As used herein, "Fair Market Value" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

            2.3 OPTION PERIOD. The Stock Option period (the "TERM") shall commence on the date of grant of the Stock Option and shall be 10 years or such shorter period as is determined by the Committee. Each Stock Option shall provide that it is exercisable over its term in such periodic installments as the Committee in its sole discretion may determine. Such provisions need not be uniform. Section 16(b) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") exempts persons normally subject to the reporting requirements of Section 16(a) of the Exchange Act (the "SECTION 16 REPORTING PERSONS") pursuant to a qualified employee stock option plan from the normal requirement of not selling until at least six months and one day from the date the Stock Option is granted.

            2.4 EXERCISE OF OPTIONS.

            2.4.1 Each Stock Option may be exercised in whole or in part (but not as to fractional shares) by delivering it for surrender or endorsement to the Company, attention of the Corporate Secretary, at the principal office of the Company, together with payment of the Exercise Price and an executed Notice and Agreement of Exercise in the form prescribed by Section 2.4.2. Payment may be made (a) in cash, (b) by cashier's or certified check, (c) by surrender of previously owned shares of the Common Stock valued pursuant to Section 2.2 (if the Committee authorizes payment in stock in its discretion), (d) by withholding from the Option Shares which would otherwise be issuable upon the exercise of the Stock Option that number of Option Shares equal to the exercise price of the Stock Option, if such withholding is authorized by the Committee in its discretion, (e) in the discretion of the Committee, by the delivery to the Company of the optionee's promissory note secured by the Option Shares, bearing interest at a rate sufficient to prevent the imputation of interest under Sections 483 or 1274 of the Code, and having such other terms and conditions as may be satisfactory to the Committee., or (f) if the Employee and the Company so agree, deliver to the Optionee's NASD licensed broker-dealer and to the Company an irrevocable notice of exercise of the option, together with irrevocable instructions from the Optionee to the Company to deliver the Option Shares to the broker-dealer. Upon receipt of such notice, the Company shall immediately deliver to the Employee's broker-dealer the share certificate(s) representing the Option Shares so purchased, and upon receipt of such certificate(s), the broker shall sell the Option Shares and remit the purchase price for all Option Shares then being purchased, and any withholding taxes to the Corporation.

            2.4.2 Exercise of each Stock Option is conditioned upon the agreement of the Employee to the terms and conditions of this Plan and of such Stock Option as evidenced by the Employee's execution and delivery of a Notice and Agreement of Exercise in a form to be determined by the Committee in its discretion. Such Notice and Agreement of Exercise shall set forth the agreement of the Employee that (a) no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended (the "SECURITIES ACT") or any other applicable federal or state securities laws, (b) each Option Share certificate may be imprinted with legends reflecting any applicable federal and state securities law restrictions and conditions, (c) the Company may comply with said securities law restrictions and issue "stop transfer" instructions to its Transfer Agent and Registrar without liability, (d) if the Employee is a
Section 16 Reporting Person, the Employee will furnish to the Company a copy of each Form 4 or Form 5 filed by said Employee and will timely file all reports required under federal securities laws, and (e) the Employee will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

            2.4.3 No Stock Option shall be exercisable unless and until any applicable registration or qualification requirements of federal and state securities laws, and all other legal requirements, have been fully complied with. The Company will use reasonable efforts to maintain the effectiveness of a registration statement under the Securities Act (a "REGISTRATION STATEMENT") for the issuance of Stock Options and shares acquired thereunder, but there may be times when no such Registration Statement will be currently effective. The exercise of Stock Options may be temporarily suspended without liability to the Company during times when no such Registration Statement is currently effective, or during times when, in the reasonable opinion of the Committee, such suspension is necessary to preclude violation of any requirements of applicable law or regulatory bodies having jurisdiction over the Company. If any Stock Option would expire for any reason except the end of its term during such a suspension, then if exercise of such Stock Option is duly tendered before its expiration, such Stock Option shall be exercisable and exercised (unless the attempted exercise is withdrawn) as of the first day after the end of such suspension. The Company shall have no obligation to file any Registration Statement covering resales of Option Shares.

            2.5 CONTINUOUS EMPLOYMENT. Except as provided in Section 2.7 below, an Employee may not exercise a Stock Option unless from the date of grant to the date of exercise the Employee remains continuously in the employ of the Company (which shall be deemed to included Employees who are "leased" by the Company from a third party). For purposes of this Section 2.5, the period of continuous employment of an Employee with the Company shall be deemed to include (without extending the term of the Stock Option) any period during which the Employee is on leave of absence with the consent of the Company, provided that such leave of absence shall not exceed three months and that the Employee returns to the employ of the Company at the expiration of such leave of absence. If the Employee fails to return to the employ of the Company at the expiration of such leave of absence, the Employee's employment with the Company shall be deemed terminated as of the date such leave of absence commenced. The continuous employment of an Employee with the Company shall also be deemed to include any period during which the Employee is a member of the Armed Forces of the United States, provided that the Employee returns to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service. If an Employee does not return to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service, the Employee's employment with the Company shall be deemed to have terminated as of the date the Employee's military service ended.

            2.6 RESTRICTIONS ON TRANSFER. Each Stock Option granted under this Plan shall be transferable only by will or the laws of descent and distribution. No interest of any Employee under this Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Option granted under this Plan shall be exercisable during an Employee's lifetime only by the Employee or by the Employee's legal representative.

            2.7 TERMINATION OF EMPLOYMENT.

                  2.7.1 Upon an Employee's Retirement, Disability (both terms being defined below) or death, (a) all Stock Options to the extent then presently exercisable shall remain in full force and effect and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

                  2.7.2 Upon the termination of the employment of an Employee with the Company for any reason other than the reasons set forth in Section
2.7.1 hereof, (a) all Stock Options to the extent then presently exercisable by the Employee shall remain exercisable only for a period of 90 days after the date of such termination of employment (except that the 90 day period shall be extended to 12 months if the Employee shall die during such 90 day period), and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

                  2.7.3 For purposes of this Plan:

                  (a) "RETIREMENT" shall mean an Employee's retirement from the employ of the Company on or after the date on which the Employee attains the age of 65 years; and

                  (b) "DISABILITY" shall mean total and permanent incapacity of an Employee, due to physical impairment or legally established mental incompetence, to perform the usual duties of the Employee's employment with the Company, which disability shall be determined (i) on medical evidence by a licensed physician designated by the Committee, or (ii) on evidence that the Employee has become entitled to receive primary benefits as a disabled employee under the Social Security Act in effect on the date of such disability.

      3. PROVISIONS RELATING TO AWARDS.

            3.1 GRANT OF AWARDS. Subject to the provisions of this Plan, the Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan, to (1) grant Awards pursuant to this Plan, (2) determine the number of shares of the Common Stock subject to each Award (the "AWARD SHARES"), (3) determine the terms and conditions (which need not be identical) of each Award, including the consideration (if any) to be paid by the Employee for such the Common Stock, which may, in the Committee's discretion, consist of the delivery of the Employee's promissory note meeting the requirements of Section 2.4.1, (4) establish and modify performance criteria for Awards, and (5) make all of the determinations necessary or advisable with respect to Awards under this Plan. Each Award under this Plan shall consist of a grant of shares of the Common Stock subject to a restriction period (after which the restrictions shall lapse), which shall be a period commencing on the date the Award is granted and ending on such date as the Committee shall determine (the "RESTRICTION PERIOD"). The Committee may provide for the lapse of restrictions in installments, for acceleration of the lapse of restrictions upon the satisfaction of such performance or other criteria or upon the occurrence of such events as the Committee shall determine, and for the early expiration of the Restriction Period upon an Employee's death, Disability or Retirement as defined in Section 2.7.3, or, following a Change of Control, upon termination of an Employee's employment by the Company without "Cause" or by the Employee for "Good Reason," as those terms are defined herein. For purposes of this Plan:

      "CHANGE OF CONTROL" shall be deemed to occur (a) on the date the Company first has actual knowledge that any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) has become the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40 percent or more of the combined voting power of the Company's then outstanding securities, or (b) on the date the stockholders of the Company approve (i) a merger of the Company with or into any other corporation in which the Company is not the surviving corporation or in which the Company survives as a subsidiary of another corporation, (ii) a consolidation of the Company with any other corporation, or (iii) the sale or disposition of all or substantially all of the Company's assets or a plan of complete liquidation.

      "CAUSE," when used with reference to termination of the employment of an Employee by the Company for "Cause," shall mean:

            (a) The Employee's continuing willful and material breach of his duties to the Company after he receives a demand from the Chief Executive of the Company specifying the manner in which he has willfully and materially breached such duties, other than any such failure resulting from Disability of the Employee or his resignation for "Good Reason," as defined herein; or

            (b) The conviction of the Employee of a felony; or

            (c) The Employee's commission of fraud in the course of his employment with the Company, such as embezzlement or other material and intentional violation of law against the Company; or

            (d) The Employee's gross misconduct causing material harm to the Company.

            "GOOD REASON" shall mean any one or more of the following, occurring following or in connection with a Change of Control and within 90 days prior to the Employee's resignation, unless the Employee shall have consented thereto in writing:

                  (a) The assignment to the Employee of duties inconsistent with his executive status prior to the Change of Control or a substantive change in the officer or officers to whom he reports from the officer or officers to whom he reported immediately prior to the Change of Control; or

                  (b) The elimination or reassignment of a majority of the duties and responsibilities that were assigned to the Employee immediately prior to the Change of Control; or

                  (c) A reduction by the Company in the Employee's annual base salary as in effect immediately prior to the Change of Control; or

                  (d) The Company requiring the Employee to be based anywhere outside a 35-mile radius from his place of employment immediately prior to the Change of Control, except for required travel on the Company's business to an extent substantially consistent with the Employee's business travel obligations immediately prior to the Change of Control; or

                  (e) The failure of the Company to grant the Employee a performance bonus reasonably equivalent to the same percentage of salary the Employee normally received prior to the Change of Control, given comparable performance by the Company and the Employee; or

                  (f) The failure of the Company to obtain a satisfactory Assumption Agreement (as defined in Section 4.12 of this Plan) from a successor, or the failure of such successor to perform such Assumption Agreement.

            3.2 INCENTIVE AGREEMENTS. Each Award granted under this Plan shall be evidenced by a written agreement (an "INCENTIVE AGREEMENT") in a form approved by the Committee and executed by the Company and the Employee to whom the Award is granted. Each Incentive Agreement shall be subject to the terms and conditions of this Plan and other such terms and conditions as the Committee may specify.

            3.3 WAIVER OF RESTRICTIONS. The Committee may modify or amend any Award under this Plan or waive any restrictions or conditions applicable to the Award; provided, however, that the Committee may not undertake any such modifications, amendments or waivers if the effect thereof materially increases the benefits to any Employee, or adversely affects the rights of any Employee without his consent.

            3.4 TERMS AND CONDITIONS OF AWARDS. Upon receipt of an Award of shares of the Common Stock under this Plan, even during the Restriction Period, an Employee shall be the holder of record of the shares and shall have all the rights of a stockholder with respect to such shares, subject to the terms and conditions of this Plan and the Award.

                  3.4.1 Except as otherwise provided in this Section 3.4, no shares of the Common Stock received pursuant to this Plan shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period applicable to such shares. Any purported disposition of such the Common Stock in violation of this Section 3.4.2 shall be null and void.

                  3.4.2 If an Employee's employment with the Company terminates prior to the expiration of the Restriction Period for an Award, subject to any provisions of the Award with respect to the Employee's death, Disability or Retirement, or Change of Control, all shares of the Common Stock subject to the Award shall be immediately forfeited by the Employee and reacquired by the Company, and the Employee shall have no further rights with respect to the Award. In the discretion of the Committee, an Incentive Agreement may provide that, upon the forfeiture by an Employee of Award Shares, the Company shall repay to the Employee the consideration (if any) which the Employee paid for the Award Shares on the grant of the Award. In the discretion of the Committee, an Incentive Agreement may also provide that such repayment shall include an interest factor on such consideration from the date of the grant of the Award to the date of such repayment.

                  3.4.3 The Committee may require under such terms and conditions as it deems appropriate or desirable that (a) the certificates for the Common Stock delivered under this Plan are to be held in custody by the Company or a person or institution designated by the Company until the Restriction Period expires, (b) such certificates shall bear a legend referring to the restrictions on the Common Stock pursuant to this Plan, and (c) the Employee shall have delivered to the Company a stock power endorsed in blank relating to the Common Stock.

      4. MISCELLANEOUS PROVISIONS.

            4.1 ADJUSTMENTS UPON CHANGE IN CAPITALIZATION.

                  4.1.1 The number and class of shares subject to each outstanding Stock Option, the Exercise Price thereof (but not the total price), the maximum number of Stock Options that may be granted under this Plan, the minimum number of shares as to which a Stock Option may be exercised at any one time, and the number and class of shares subject to each outstanding Award, shall be proportionately adjusted in the event of any increase or decrease in the number of the issued shares of the Common Stock which results from a split-up or consolidation of shares, payment of a stock dividend or dividends exceeding a total of five percent for which the record dates occur in any one fiscal year, a recapitalization (other than the conversion of convertible securities according to their terms), a combination of shares or other like capital adjustment, so that (a) upon exercise of the Stock Option, the Employee shall receive the number and class of shares the Employee would have received had the Employee been the holder of the number of shares of the Common Stock for which the Stock Option is being exercised upon the date of such change or increase or decrease in the number of issued shares of the Company, and (b) upon the lapse of restrictions of the Award Shares, the Employee shall receive the number and class of shares the Employee would have received if the restrictions on the Award Shares had lapsed on the date of such change or increase or decrease in the number of issued shares of the Company.

                  4.1.2 Upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation or in which the Company survives as a wholly-owned subsidiary of another corporation, or upon a sale of all or substantially all of the property of the Company to another corporation, or any dividend or distribution to stockholders of more than 10 percent of the Company's assets, adequate adjustment or other provisions shall be made by the Company or other party to such transaction so that there shall remain and/or be substituted for the Option Shares and Award Shares provided for herein, the shares, securities or assets which would have been issuable or payable in respect of or in exchange for such Option Shares and Award Shares then remaining, as if the Employee had been the owner of such shares as of the applicable date. Any securities so substituted shall be subject to similar successive adjustments.

      4.2 WITHHOLDING TAXES. The Company shall have the right at the time of exercise of any Stock Option, the grant of an Award, or the lapse of restrictions on Award Shares, to make adequate provision for any federal, state, local or foreign taxes which it believes are or may be required by law to be withheld with respect to such exercise (the "TAX LIABILITY"), to ensure the payment of any such Tax Liability. The Company may provide for the payment of any Tax Liability by any of the following means or a combination of such means, as determined by the Committee in its sole and absolute discretion in the particular case (1) by requiring the Employee to tender a cash payment to the Company, (2) by withholding from the Employee's salary, (3) by withholding from the Option Shares which would otherwise be issuable upon exercise of the Stock Option, or from the Award Shares on their grant or date of lapse of restrictions, that number of Option Shares or Award Shares having an aggregate Fair Market Value (determined in the manner prescribed by Section 2.2) as of the date the withholding tax obligation arises in an amount which is equal to the Employee's Tax Liability or (4) by any other method deemed appropriate by the Committee. Satisfaction of the Tax Liability of a Section 16 Reporting Person may be made by the method of payment specified in clause (3) above only if the following two conditions are satisfied:

                  (a) The withholding of Option Shares or Award Shares and the exercise of the related Stock Option occur at least six months and one day following the date of grant of such Stock Option or Award; and

                  (b) The withholding of Option Shares or Award Shares is made either (i) pursuant to an irrevocable election (the "WITHHOLDING ELECTION") made by the Employee at least six months in advance of the withholding of Options Shares or Award Shares, or (ii) on a day within a 10-day "window period" beginning on the third business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings.

            Anything herein to the contrary notwithstanding, a Withholding Election may be disapproved by the Committee at any time.

      4.3 RELATIONSHIP TO OTHER EMPLOYEE BENEFIT PLANS. Stock Options and Awards granted hereunder shall not be deemed to be salary or other compensation to any Employee for purposes of any pension, thrift, profit-sharing, stock purchase or any other employee benefit plan now maintained or hereafter adopted by the Company.

      4.4 AMENDMENT AND TERMINATION. The Board of Directors may at any time suspend, amend or terminate this Plan. No amendment, except as provided in
Section 2.8, or modification of this Plan may be adopted, except subject to stockholder approval, which would (1) materially increase the benefits accruing to the Employees under this Plan, (2) materially increase the number of securities which may be issued under this Plan (except for adjustments pursuant to Section 4.1 hereof), or (3) materially modify the requirements as to eligibility for participation in this Plan.

      4.5 SUCCESSORS IN INTEREST. The provisions of this Plan and the actions of the Committee shall be binding upon all heirs, successors and assigns of the Company and of the Employees.

      4.6 OTHER DOCUMENTS. All documents prepared, executed or delivered in connection with this Plan (including, without limitation, Option Agreements and Incentive Agreements) shall be, in substance and form, as established and modified by the Committee; provided, however, that all such documents shall be subject in every respect to the provisions of this Plan, and in the event of any conflict between the terms of any such document and this Plan, the provisions of this Plan shall prevail.

      4.7 NO OBLIGATION TO CONTINUE EMPLOYMENT. This Plan and the grants which might be made hereunder shall not impose any obligation on the Company to continue to employ any Employee. Moreover, no provision of this Plan or any document executed or delivered pursuant to this Plan shall be deemed modified in any way by any employment contract between an Employee (or other employee) and the Company.

      4.8 MISCONDUCT OF AN EMPLOYEE. Notwithstanding any other provision of this Plan, if an Employee commits fraud or dishonesty toward the Company or wrongfully uses or discloses any trade secret, confidential data or other information proprietary to the Company, or intentionally takes any other action materially inimical to the best interests of the Company, as determined by the Committee, in its sole and absolute discretion, the Employee shall forfeit all rights and benefits under this Plan.

      4.9 TERM OF PLAN. This Plan was adopted by the Board effective June __, 2004. No Stock Options or Awards may be granted under this Plan after June __, 2014.

      4.10 GOVERNING LAW. This Plan shall be construed in accordance with, and governed by, the laws of the State of Nevada.

      4.11 APPROVAL, No Stock Option shall be exercisable, or Award granted, unless and until the Directors of the Company have approved this Plan and all other legal requirements have been met.

      4.12 ASSUMPTION AGREEMENTS. The Company will require each successor, (direct or indirect, whether by purchase, merger, consolidation or otherwise), to all or substantially all of the business or assets of the Company, prior to the consummation of each such transaction, to assume and agree to perform the terms and provisions remaining to be performed by the Company under each Incentive Agreement and Stock Option and to preserve the benefits to the Employees thereunder. Such assumption and agreement shall be set forth in a written agreement in form and substance satisfactory to the Committee (an "ASSUMPTION AGREEMENT"), and shall include such adjustments, if any, in the application of the provisions of the Incentive Agreements and Stock Options and such additional provisions, if any, as the Committee shall require and approve, in order to preserve such benefits to the Employees. Without limiting the generality of the foregoing, the Committee may require an Assumption Agreement to include satisfactory undertakings by a successor:

            (a) To provide liquidity to the Employees at the end of the Restriction Period applicable to the Common Stock awarded to them under this Plan, or on the exercise of Stock Options;

            (b) If the succession occurs before the expiration of any period specified in the Incentive Agreements for satisfaction of performance criteria applicable to the Common Stock awarded thereunder, to refrain from interfering with the Company's ability to satisfy such performance criteria or to agree to modify such performance criteria and/or waive any criteria that cannot be satisfied as a result of the succession;

            (c) To require any future successor to enter into an Assumption Agreement; and

            (d) To take or refrain from taking such other actions as the Committee may require and approve, in its discretion.

            The Committee referred to in this Section 4.12 is the Committee appointed by a Board of Directors in office prior to the succession then under consideration.

            4.13 COMPLIANCE WITH RULE 16B-3. Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent that any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

            4.14 INFORMATION TO STOCKHOLDERS. The Company shall furnish to each of its stockholders financial statements of the Company at least annually.

      IN WITNESS WHEREOF, this Plan has been executed effective as of June 10, 2004.

                                        USA TELCOM INTERNATIONALE


                                        By: /s/ Robert C. Simpson
                                           -------------------------------------
                                           Robert C. Simpson,
                                           President and Chairman of the Board

                            USA TELCOM INTERNATIONALE
                           2004 NON-EMPLOYEE DIRECTORS
                       AND CONSULTANTS RETAINER STOCK PLAN

      1. INTRODUCTION. This Plan shall be known as the "USA TELCOM INTERNATIONALE 2004 NON-EMPLOYEE DIRECTORS AND CONSULTANTS RETAINER STOCK PLAN," and is hereinafter referred to as the "PLAN." The purposes of this Plan are to enable USA Telcom Internationale, a Nevada corporation (the "COMPANY"), to promote the interests of the Company and its stockholders by attracting and retaining non-employee Directors and Consultants capable of furthering the future success of the Company and by aligning their economic interests more closely with those of the Company's stockholders, by paying their retainer or fees in the form of shares of the Company's common stock, par value $0.001 per share (the "COMMON Stock").

      2. DEFINITIONS. The following terms shall have the meanings set forth below:

            2.1 "BOARD" means the Board of Directors of the Company.

            2.2 "CHANGE OF CONTROL" has the meaning set forth in Section 12.4 hereof.

            2.3 "CODE" means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder. References to any provision of the Code or rule or regulation thereunder shall be deemed to include any amended or successor provision, rule or regulation.

            2.4 "COMMITTEE" means the committee that administers this Plan, as more fully defined in Section 13 hereof.

            2.5 "COMMON STOCK" has the meaning set forth in Section 1 hereof.

            2.6 "COMPANY" has the meaning set forth in Section 1 hereof.

            2.7 "DEFERRAL" has the meaning set forth in Section 6 hereof.

            2.8 "DEFERRED STOCK ACCOUNT" means a bookkeeping account maintained by the Company for a Participant representing the Participant's interest in the shares credited to such Deferred Stock Account pursuant to Section 7 hereof.

            2.9 "DELIVERY DATE" has the meaning set forth in Section 6 hereof.

            2.10 "DIRECTOR" means an individual who is a member of the Board of Directors of the Company.

            2.11 "DIVIDEND EQUIVALENT" for a given dividend or other distribution means a number of shares of the Common Stock having a Fair Market Value, as of the record date for such dividend or distribution, equal to the amount of cash, plus the Fair Market Value on the date of distribution of any property, that is distributed with respect to one share of the Common Stock pursuant to such dividend or distribution; such Fair Market Value to be determined by the Committee in good faith.

            2.12 "EFFECTIVE DATE" has the meaning set forth in Section 3 hereof.

            2.13 "EXCHANGE ACT" has the meaning set forth in Section 13.2 hereof.

            2.14 "FAIR MARKET VALUE" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

            2.15 "PARTICIPANT" has the meaning set forth in Section 4 hereof.

            2.16 "PAYMENT TIME" means the time when a Stock Retainer is payable to a Participant pursuant to Section 5 hereof (without regard to the effect of any Deferral Election).

            2.17 "STOCK RETAINER" has the meaning set forth in Section 5 hereof.

            2.18 "THIRD ANNIVERSARY" has the meaning set forth in Section 6 hereof.

      3. EFFECTIVE DATE OF THE PLAN. This Plan was adopted by the Board effective June 10, 2004 (the "EFFECTIVE DATE").

      4. ELIGIBILITY. Each individual who is a Director or Consultant on the Effective Date and each individual who becomes a Director or Consultant thereafter during the term of this Plan, shall be a participant (the "PARTICIPANT") in this Plan, in each case during such period as such individual remains a Director or Consultant and is not an employee of the Company or any of its subsidiaries. Each credit of shares of the Common Stock pursuant to this Plan shall be evidenced by a written agreement duly executed and delivered by or on behalf of the Company and a Participant, if such an agreement is required by the Company to assure compliance with all applicable laws and regulations.

      5. GRANTS OF SHARES. Commencing on the Effective Date, the amount of compensation for service to directors or consultants shall be payable in shares of the Common Stock (the "STOCK RETAINER") pursuant to this Plan at the deemed issuance price of the Fair Market Value of the Common Stock on the date of the issuance of such shares. As used herein, "FAIR MARKET VALUE" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

      6. DEFERRAL OPTION. From and after the Effective Date, a Participant may make an election (a "DEFERRAL ELECTION") on an annual basis to defer delivery of the Stock Retainer specifying which one of the following ways the Stock Retainer is to be delivered (a) on the date which is three years after the Effective Date for which it was originally payable (the "THIRD ANNIVERSARY"), (b) on the date upon which the Participant ceases to be a Director or Consultant for any reason (the "DEPARTURE DATE") or (c) in five equal annual installments commencing on the Departure Date (the "THIRD ANNIVERSARY" and "DEPARTURE DATE" each being referred to herein as a "DELIVERY DATE"). Such Deferral Election shall remain in effect for each Subsequent Year unless changed, provided that, any Deferral Election with respect to a particular Year may not be changed less than six months prior to the beginning of such Year, and provided, further, that no more than one Deferral Election or change thereof may be made in any Year. Any Deferral Election and any change or revocation thereof shall be made by delivering written notice thereof to the Committee no later than six months prior to the beginning of the Year in which it is to be effected; provided that, with respect to the Year beginning on the Effective Date, any Deferral Election or revocation thereof must be delivered no later than the close of business on the 30th day after the Effective Date.

      7. DEFERRED STOCK ACCOUNTS. The Company shall maintain a Deferred Stock Account for each Participant who makes a Deferral Election to which shall be credited, as of the applicable Payment Time, the number of shares of the Common Stock payable pursuant to the Stock Retainer to which the Deferral Election relates. So long as any amounts in such Deferred Stock Account have not been delivered to the Participant under Section 8 hereof, each Deferred Stock Account shall be credited as of the payment date for any dividend paid or other distribution made with respect to the Common Stock, with a number of shares of the Common Stock equal to (a) the number of shares of the Common Stock shown in such Deferred Stock Account on the record date for such dividend or distribution multiplied by (b) the Dividend Equivalent for such dividend or distribution.

      8. DELIVERY OF SHARES.

            8.1 DELIVERY. The shares of the Common Stock in a Participant's Deferred Stock Account with respect to any Stock Retainer for which a Deferral Election has been made (together with dividends attributable to such shares credited to such Deferred Stock Account) shall be delivered in accordance with this Section 8 as soon as practicable after the applicable Delivery Date. Except with respect to a Deferral Election pursuant to Section 6(c) hereof, or other agreement between the parties, such shares shall be delivered at one time; provided that, if the number of shares so delivered includes a fractional share, such number shall be rounded to the nearest whole number of shares. If the Participant has in effect a Deferral Election pursuant to Section 6(c) hereof, then such shares shall be delivered in five equal annual installments (together with dividends attributable to such shares credited to such Deferred Stock Account), with the first such installment being delivered on the first anniversary of the Delivery Date; provided that, if in order to equalize such installments, fractional shares would have to be delivered, such installments shall be adjusted by rounding to the nearest whole share. If any such shares are to be delivered after the Participant has died or become legally incompetent, they shall be delivered to the Participant's estate or legal guardian, as the case may be, in accordance with the foregoing; provided that, if the Participant dies with a Deferral Election pursuant to Section 6(c) hereof in effect, the Committee shall deliver all remaining undelivered shares to the Participant's estate immediately. References to a Participant in this Plan shall be deemed to refer to the Participant's estate or legal guardian, where appropriate.

            8.2 TRUST. The Company may, but shall not be required to, create a grantor trust or utilize an existing grantor trust (in either case, "TRUST") to assist it in accumulating the shares of the Common Stock needed to fulfill its obligations under this Section 8. However, Participants shall have no beneficial or other interest in the Trust and the assets thereof, and their rights under this Plan shall be as general creditors of the Company, unaffected by the existence or nonexistence of the Trust, except that deliveries of Stock Retainers to Participants from the Trust shall, to the extent thereof, be treated as satisfying the Company's obligations under this Section 8.

      9. SHARE CERTIFICATES; VOTING AND OTHER RIGHTS. The certificates for shares delivered to a Participant pursuant to Section 8 above shall be issued in the name of the Participant, and from and after the date of such issuance the Participant shall be entitled to all rights of a stockholder with respect to the Common Stock for all such shares issued in his name, including the right to vote the shares, and the Participant shall receive all dividends and other distributions paid or made with respect thereto.

      10. GENERAL RESTRICTIONS.

            10.1 RESTRICTIONS. Notwithstanding any other provision of this Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of the Common Stock under this Plan prior to fulfillment of all of the following conditions:

                  (i) Listing or approval for listing upon official notice of issuance of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be a market for the Common Stock;

                  (ii) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, upon the advice of counsel, deem necessary or advisable; and

                  (iii) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, after receiving the advice of counsel, determine to be necessary or advisable.

            10.2 OTHER COMPENSATION. Nothing contained in this Plan shall prevent the Company from adopting other or additional compensation arrangements for the Participants.

      11. SHARES AVAILABLE. Subject to Section 12 below, the maximum number of shares of the Common Stock which may in the aggregate be paid as Stock Retainers pursuant to this Plan is 1,500,000. Shares of the Common Stock issueable under this Plan may be taken from treasury shares of the Company or purchased on the open market.

      12. ADJUSTMENTS; CHANGE OF CONTROL.

            12.1 CHANGE IN CAPITALIZATION; CHANGE OF CONTROL. In the event that there is, at any time after the Board adopts this Plan, any change in corporate capitalization, such as a stock split, combination of shares, exchange of shares, warrants or rights offering to purchase the Common Stock at a price below its Fair Market Value, reclassification, or recapitalization, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, stock dividend, or other extraordinary distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company (each of the foregoing a "TRANSACTION"), in each case other than any such Transaction which constitutes a Change of Control (as defined below), (i) the Deferred Stock Accounts shall be credited with the amount and kind of shares or other property which would have been received by a holder of the number of shares of the Common Stock held in such Deferred Stock Account had such shares of the Common Stock been outstanding as of the effectiveness of any such Transaction, (ii) the number and kind of shares or other property subject to this Plan shall likewise be appropriately adjusted to reflect the effectiveness of any such transaction, and (iii) the Committee shall appropriately adjust any other relevant provisions of this Plan and any such modification by the Committee shall be binding and conclusive on all persons.

            12.2 PROPERTY. If the shares of the Common Stock credited to the Deferred Stock Accounts are converted pursuant to Section 12.1 into another form of property, references in this Plan to the Common Stock shall be deemed, where appropriate, to refer to such other form of property, with such other modifications as may be required for this Plan to operate in accordance with its purposes. Without limiting the generality of the foregoing, references to delivery of certificates for shares of the Common Stock shall be deemed to refer to delivery of cash and the incidents of ownership of any other property held in the Deferred Stock Accounts.

            12.3 CHANGE OF CONTROL ALTERNATIVE. In lieu of the adjustment contemplated by Section 12.1, in the event of a Change of Control, the following shall occur on the date of the Change of Control (i) the shares of the Common Stock held in each Participant's Deferred Stock Account shall be deemed to be issued and outstanding as of the Change of Control; (ii) the Company shall forthwith deliver to each Participant who has a Deferred Stock Account all of the shares of the Common Stock or any other property held in such Participant's Deferred Stock Account; and (iii) this Plan shall be terminated.

      12.4 CHANGE OF CONTROL EVENTS. For purposes of this Plan, Change of Control shall mean any of the following events:

            (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") (a "PERSON") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20 percent or more of either (1) the then outstanding shares of the Common Stock of the Company (the "OUTSTANDING COMPANY COMMON STOCK"), or (2) the combined voting power of then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "OUTSTANDING COMPANY VOTING SECURITIES"); provided, however, that the following acquisitions shall not constitute a Change of Control (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A), (B) and (C) of paragraph (iii) of this Section 12.4 are satisfied; or

            (ii) Individuals who, as of the date hereof, constitute the Board of the Company (as of the date hereof, "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

            (iii) Approval by the stockholders of the Company of a reorganization, merger, binding share exchange or consolidation, unless, following such reorganization, merger, binding share exchange or consolidation
(1) more than 60 percent of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, binding share exchange or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, binding share exchange or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger, binding share exchange or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger, binding share exchange or consolidation, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation or the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (3) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger, binding share exchange or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger, binding share exchange or consolidation; or

            (iv) Approval by the stockholders of the Company of (1) a complete liquidation or dissolution of the Company, or (2) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60 percent of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (3) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

      13. ADMINISTRATION; AMENDMENT AND TERMINATION.

            13.1 ADMINISTRATION. This Plan shall be administered by a committee consisting of two members who shall be the current directors of the Company or senior executive officers or other directors who are not Participants as may be designated by the Chief Executive Officer (the "COMMITTEE"), which shall have full authority to construe and interpret this Plan, to establish, amend and rescind rules and regulations relating to this Plan, and to take all such actions and make all such determinations in connection with this Plan as it may deem necessary or desirable.

            13.2 AMENDMENT AND TERMINATION. The Board may from time to time make such amendments to this Plan, including to preserve or come within any exemption from liability under Section 16(b) of the Exchange Act, as it may deem proper and in the best interest of the Company without further approval of the Company's stockholders, provided that, to the extent required under Nevada law or to qualify transactions under this Plan for exemption under Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be adopted without further approval of the Company's stockholders and, provided, further, that if and to the extent required for this Plan to comply with Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be made more than once in any six month period that would change the amount, price or timing of the grants of the Common Stock hereunder other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder. The Board may terminate this Plan at any time by a vote of a majority of the members thereof.

      14. MISCELLANEOUS.

            14.1 NO OBLIGATION. Nothing in this Plan shall be deemed to create any obligation on the part of the Board to nominate any Director for reelection by the Company's stockholders or to limit the rights of the stockholders to remove any Director.

            14.2 WITHHOLDING TAXES. The Company shall have the right to require, prior to the issuance or delivery of any shares of the Common Stock pursuant to this Plan, that a Participant make arrangements satisfactory to the Committee for the withholding of any taxes required by law to be withheld with respect to the issuance or delivery of such shares, including, without limitation, by the withholding of shares that would otherwise be so issued or delivered, by withholding from any other payment due to the Participant, or by a cash payment to the Company by the Participant.

            14.3 GOVERNING LAW. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Nevada.

            14.4 INFORMATION TO STOCKHOLDERS. The Company shall furnish to each of its stockholders financial statements of the Company at least annually.

      IN WITNESS WHEREOF, this Plan has been executed effective as of June 10, 2004.

                                        USA TELCOM INTERNATIONALE


                                        By: /s/ Robert C. Simpson
                                           -------------------------------------
                                           Robert C. Simpson,
                                           President and Chairman of the Board

                              AMENDED AND RESTATED
                                  ZANNWELL INC.
                       2004 EMPLOYEE STOCK INCENTIVE PLAN

1.    GENERAL PROVISIONS.

      1.1 PURPOSE. This Amended and Restated Employee Stock Incentive Plan (the "PLAN") is intended to allow designated officers and employees (including so-called "leased employees") (all of whom are sometimes collectively referred to herein as the "EMPLOYEES," or individually as the "EMPLOYEE") of ZannWell Inc., a Nevada corporation formerly known as USA Telcom Internationale (the "COMPANY") and its Subsidiaries (as that term is defined below) which they may have from time to time (the Company and such Subsidiaries are referred to herein as the "COMPANY") to receive certain options (the "STOCK OPTIONS") to purchase common stock of the Company, par value $0.001 per share (the "COMMON STOCK"), and to receive grants of the Common Stock subject to certain restrictions (the "AWARDS"). As used in this Plan, the term "SUBSIDIARY" shall mean each corporation which is a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "CODE"). The purpose of this Plan is to provide the Employees with equity-based compensation incentives who make significant and extraordinary contributions to the long-term growth and performance of the Company, and to attract and retain the Employees.

      1.2   ADMINISTRATION.

            1.2.1 The Plan shall be administered by the Compensation Committee (the "COMMITTEE") of, or appointed by, the Board of Directors of the Company (the "BOARD"). The Committee shall select one of its members as Chairman and shall act by vote of a majority of a quorum, or by unanimous written consent. A majority of its members shall constitute a quorum. The Committee shall be governed by the provisions of the Company's Bylaws and of Nevada law applicable to the Board, except as otherwise provided herein or determined by the Board.

            1.2.2 The Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan, (a) to approve the Employees nominated by the management of the Company to be granted Awards or Stock Options; (b) to determine the number of Awards or Stock Options to be granted to an Employee; (c) to determine the time or times at which Awards or Stock Options shall be granted; to establish the terms and conditions upon which Awards or Stock Options may be exercised; (d) to remove or adjust any restrictions and conditions upon Awards or Stock Options; (e) to specify, at the time of grant, provisions relating to exercisability of Stock Options and to accelerate or otherwise modify the exercisability of any Stock Options; and (f) to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for the administration of this Plan. All interpretations and constructions of this Plan by the Committee, and all of its actions hereunder, shall be binding and conclusive on all persons for all purposes.

            1.2.3 The Company hereby agrees to indemnify and hold harmless each Committee member and each Employee, and the estate and heirs of such Committee member or Employee, against all claims, liabilities, expenses, penalties, damages or other pecuniary losses, including legal fees, which such Committee member or Employee, his estate or heirs may suffer as a result of his responsibilities, obligations or duties in connection with this Plan, to the extent that insurance, if any, does not cover the payment of such items. No member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award or Stock Option granted pursuant to this Plan.

      1.3 ELIGIBILITY AND PARTICIPATION. The Employees eligible under this Plan shall be approved by the Committee from those Employees who, in the opinion of the management of the Company, are in positions which enable them to make significant contributions to the long-term performance and growth of the Company. In selecting the Employees to whom Award or Stock Options may be granted, consideration shall be given to factors such as employment position, duties and responsibilities, ability, productivity, length of service, morale, interest in the Company and recommendations of supervisors.

      1.4 SHARES SUBJECT TO THE PLAN. The maximum number of shares of the Common Stock that may be issued pursuant to this Plan shall be 186,000,000 subject to adjustment pursuant to the provisions of Section 4.1. If shares of the Common Stock awarded or issued under this Plan are reacquired by the Company due to a forfeiture or for any other reason, such shares shall be cancelled and thereafter shall again be available for purposes of this Plan. If a Stock Option expires, terminates or is cancelled for any reason without having been exercised in full, the shares of the Common Stock not purchased thereunder shall again be available for purposes of this Plan.

2.    PROVISIONS RELATING TO STOCK OPTIONS.

      2.1 GRANTS OF STOCK OPTIONS. The Committee may grant Stock Options in such amounts, at such times, and to the Employees nominated by the management of the Company as the Committee, in its discretion, may determine. Stock Options granted under this Plan may constitute "incentive stock options" within the meaning of Section 422 of the Code, if so designated by the Committee on the date of grant and if the requirements of Section 422 of the Code have been met. The Committee may also grant Stock Options which do not constitute incentive stock options, and any such Stock Options shall be designated non-statutory stock options by the Committee on the date of grant. The aggregate Fair Market Value (determined as of the time an incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any Employee during any one calendar year (under all plans of the Company and any parent or subsidiary of the Company) may not exceed the maximum amount permitted under Section 422 of the Code (currently, $100,000.00). Non-statutory stock options shall not be subject to the limitations relating to incentive stock options contained in the preceding sentence. Each Stock Option shall be evidenced by a written agreement (the "OPTION AGREEMENT") in a form approved by the Committee, which shall be executed on behalf of the Company and by the Employee to whom the Stock Option is granted, and which shall be subject to the terms and conditions of this Plan. In the discretion of the Committee, Stock Options may include provisions (which need not be uniform), authorized by the Committee, in its discretion, that accelerate an Employee's rights to exercise Stock Options following a "Change in Control," upon termination of the Employee's employment by the Company without "Cause" or by the Employee for "Good Reason," as such terms are defined in Section 3.1 hereof. The holder of a Stock Option shall not be entitled to the privileges of stock ownership as to any shares of the Common Stock not actually issued to such holder.

      The exercise price per share for the Stock covered by a Stock Option shall be determined by the Committee at the time of grant but in the case of Incentive Stock Options shall not be less than 100% of the Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110% of the Fair Market Value on the grant date.

      2.2 PURCHASE PRICE. The purchase price (the "EXERCISE PRICE") of shares of the Common Stock subject to each Stock Option (the "OPTION SHARES") shall be determined by the Committee at the time of grant but, in the case of an incentive stock option, shall not be less than 100% percent of the Fair Market Value on the date of the grant of the option. For an Employee holding or who is deemed to be holding (by reason of the attribution rules applicable under Section 424(d) of the Code) greater than 10% of the total voting power of all stock of the Company, the Exercise Price of an incentive stock option shall be at least 110% of the Fair Market Value of the Common Stock on the date of the grant of the option. As used herein, "Fair Market Value" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

      2.3 OPTION PERIOD. The Stock Option period (the "TERM") shall commence on the date of grant of the Stock Option and shall be 10 years or such shorter period as is determined by the Committee. Each Stock Option shall provide that it is exercisable over its term in such periodic installments as the Committee in its sole discretion may determine. Such provisions need not be uniform.
Section 16(b) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") exempts persons normally subject to the reporting requirements of Section 16(a) of the Exchange Act (the "SECTION 16 REPORTING PERSONS") pursuant to a qualified employee stock option plan from the normal requirement of not selling until at least six months and one day from the date the Stock Option is granted.

      2.4   EXERCISE OF OPTIONS.

            2.4.1 Each Stock Option may be exercised in whole or in part (but not as to fractional shares) by delivering it for surrender or endorsement to the Company, attention of the Corporate Secretary, at the principal office of the Company, together with payment of the Exercise Price and an executed Notice and Agreement of Exercise in the form prescribed by Section 2.4.2. Payment may be made (a) in cash, (b) by cashier's or certified check, (c) by surrender of previously owned shares of the Common Stock valued pursuant to Section 2.2 (if the Committee authorizes payment in stock in its discretion), (d) by withholding from the Option Shares which would otherwise be issuable upon the exercise of the Stock Option that number of Option Shares equal to the exercise price of the Stock Option, if such withholding is authorized by the Committee in its discretion, (e) in the discretion of the Committee, by the delivery to the Company of the optionee's promissory note secured by the Option Shares, bearing interest at a rate sufficient to prevent the imputation of interest under Sections 483 or 1274 of the Code, and having such other terms and conditions as may be satisfactory to the Committee., or (f) if the Employee and the Company so agree, deliver to the Optionee's NASD licensed broker-dealer and to the Company an irrevocable notice of exercise of the option, together with irrevocable instructions from the Optionee to the Company to deliver the Option Shares to the broker-dealer. Upon receipt of such notice, the Company shall immediately deliver to the Employee's broker-dealer the share certificate(s) representing the Option Shares so purchased, and upon receipt of such certificate(s), the broker shall sell the Option Shares and remit the purchase price for all Option Shares then being purchased, and any withholding taxes to the Corporation.

            2.4.2 Exercise of each Stock Option is conditioned upon the agreement of the Employee to the terms and conditions of this Plan and of such Stock Option as evidenced by the Employee's execution and delivery of a Notice and Agreement of Exercise in a form to be determined by the Committee in its discretion. Such Notice and Agreement of Exercise shall set forth the agreement of the Employee that (a) no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended (the "SECURITIES ACT") or any other applicable federal or state securities laws, (b) each Option Share certificate may be imprinted with legends reflecting any applicable federal and state securities law restrictions and conditions, (c) the Company may comply with said securities law restrictions and issue "stop transfer" instructions to its Transfer Agent and Registrar without liability, (d) if the Employee is a
Section 16 Reporting Person, the Employee will furnish to the Company a copy of each Form 4 or Form 5 filed by said Employee and will timely file all reports required under federal securities laws, and (e) the Employee will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

            2.4.3 No Stock Option shall be exercisable unless and until any applicable registration or qualification requirements of federal and state securities laws, and all other legal requirements, have been fully complied with. The Company will use reasonable efforts to maintain the effectiveness of a registration statement under the Securities Act (a "REGISTRATION STATEMENT") for the issuance of Stock Options and shares acquired thereunder, but there may be times when no such Registration Statement will be currently effective. The exercise of Stock Options may be temporarily suspended without liability to the Company during times when no such Registration Statement is currently effective, or during times when, in the reasonable opinion of the Committee, such suspension is necessary to preclude violation of any requirements of applicable law or regulatory bodies having jurisdiction over the Company. If any Stock Option would expire for any reason except the end of its term during such a suspension, then if exercise of such Stock Option is duly tendered before its expiration, such Stock Option shall be exercisable and exercised (unless the attempted exercise is withdrawn) as of the first day after the end of such suspension. The Company shall have no obligation to file any Registration Statement covering resales of Option Shares.

      2.5 CONTINUOUS EMPLOYMENT. Except as provided in Section 2.7 below, an Employee may not exercise a Stock Option unless from the date of grant to the date of exercise the Employee remains continuously in the employ of the Company (which shall be deemed to included Employees who are "leased" by the Company from a third party). For purposes of this Section 2.5, the period of continuous employment of an Employee with the Company shall be deemed to include (without extending the term of the Stock Option) any period during which the Employee is on leave of absence with the consent of the Company, provided that such leave of absence shall not exceed three months and that the Employee returns to the employ of the Company at the expiration of such leave of absence. If the Employee fails to return to the employ of the Company at the expiration of such leave of absence, the Employee's employment with the Company shall be deemed terminated as of the date such leave of absence commenced. The continuous employment of an Employee with the Company shall also be deemed to include any period during which the Employee is a member of the Armed Forces of the United States, provided that the Employee returns to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service. If an Employee does not return to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service, the Employee's employment with the Company shall be deemed to have terminated as of the date the Employee's military service ended.

      2.6 RESTRICTIONS ON TRANSFER. Each Stock Option granted under this Plan shall be transferable only by will or the laws of descent and distribution. No interest of any Employee under this Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Option granted under this Plan shall be exercisable during an Employee's lifetime only by the Employee or by the Employee's legal representative.

      2.7   TERMINATION OF EMPLOYMENT.

            2.7.1 Upon an Employee's Retirement, Disability (both terms being defined below) or death, (a) all Stock Options to the extent then presently exercisable shall remain in full force and effect and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

            2.7.2 Upon the termination of the employment of an Employee with the Company for any reason other than the reasons set forth in Section 2.7.1 hereof,
(a) all Stock Options to the extent then presently exercisable by the Employee shall remain exercisable only for a period of 90 days after the date of such termination of employment (except that the 90 day period shall be extended to 12 months if the Employee shall die during such 90 day period), and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

            2.7.3 For purposes of this Plan:

                  (a) "RETIREMENT" shall mean an Employee's retirement from the employ of the Company on or after the date on which the Employee attains the age of 65 years; and

                  (b) "DISABILITY" shall mean total and permanent incapacity of an Employee, due to physical impairment or legally established mental incompetence, to perform the usual duties of the Employee's employment with the Company, which disability shall be determined (i) on medical evidence by a licensed physician designated by the Committee, or (ii) on evidence that the Employee has become entitled to receive primary benefits as a disabled employee under the Social Security Act in effect on the date of such disability.

3.    PROVISIONS RELATING TO AWARDS.

      3.1 GRANT OF AWARDS. Subject to the provisions of this Plan, the Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan, to (1) grant Awards pursuant to this Plan, (2) determine the number of shares of the Common Stock subject to each Award (the "AWARD SHARES"), (3) determine the terms and conditions (which need not be identical) of each Award, including the consideration (if any) to be paid by the Employee for such the Common Stock, which may, in the Committee's discretion, consist of the delivery of the Employee's promissory note meeting the requirements of Section 2.4.1, (4) establish and modify performance criteria for Awards, and (5) make all of the determinations necessary or advisable with respect to Awards under this Plan. Each Award under this Plan shall consist of a grant of shares of the Common Stock subject to a restriction period (after which the restrictions shall lapse), which shall be a period commencing on the date the Award is granted and ending on such date as the Committee shall determine (the "RESTRICTION PERIOD"). The Committee may provide for the lapse of restrictions in installments, for acceleration of the lapse of restrictions upon the satisfaction of such performance or other criteria or upon the occurrence of such events as the Committee shall determine, and for the early expiration of the Restriction Period upon an Employee's death, Disability or Retirement as defined in Section 2.7.3, or, following a Change of Control, upon termination of an Employee's employment by the Company without "Cause" or by the Employee for "Good Reason," as those terms are defined herein. For purposes of this Plan:

      "CHANGE OF CONTROL" shall be deemed to occur (a) on the date the Company first has actual knowledge that any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) has become the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40 percent or more of the combined voting power of the Company's then outstanding securities, or (b) on the date the stockholders of the Company approve (i) a merger of the Company with or into any other corporation in which the Company is not the surviving corporation or in which the Company survives as a subsidiary of another corporation, (ii) a consolidation of the Company with any other corporation, or (iii) the sale or disposition of all or substantially all of the Company's assets or a plan of complete liquidation.

      "CAUSE," when used with reference to termination of the employment of an Employee by the Company for "Cause," shall mean:

            (a) The Employee's continuing willful and material breach of his duties to the Company after he receives a demand from the Chief Executive of the Company specifying the manner in which he has willfully and materially breached such duties, other than any such failure resulting from Disability of the Employee or his resignation for "Good Reason," as defined herein; or

            (b) The conviction of the Employee of a felony; or

            (c) The Employee's commission of fraud in the course of his employment with the Company, such as embezzlement or other material and intentional violation of law against the Company; or

            (d) The Employee's gross misconduct causing material harm to the Company.

      "GOOD REASON" shall mean any one or more of the following, occurring following or in connection with a Change of Control and within 90 days prior to the Employee's resignation, unless the Employee shall have consented thereto in writing:

            (a) The assignment to the Employee of duties inconsistent with his executive status prior to the Change of Control or a substantive change in the officer or officers to whom he reports from the officer or officers to whom he reported immediately prior to the Change of Control; or

            (b) The elimination or reassignment of a majority of the duties and responsibilities that were assigned to the Employee immediately prior to the Change of Control; or

            (c) A reduction by the Company in the Employee's annual base salary as in effect immediately prior to the Change of Control; or

            (d) The Company requiring the Employee to be based anywhere outside a 35-mile radius from his place of employment immediately prior to the Change of Control, except for required travel on the Company's business to an extent substantially consistent with the Employee's business travel obligations immediately prior to the Change of Control; or

            (e) The failure of the Company to grant the Employee a performance bonus reasonably equivalent to the same percentage of salary the Employee normally received prior to the Change of Control, given comparable performance by the Company and the Employee; or

            (f) The failure of the Company to obtain a satisfactory Assumption Agreement (as defined in Section 4.12 of this Plan) from a successor, or the failure of such successor to perform such Assumption Agreement.

      3.2 INCENTIVE AGREEMENTS. Each Award granted under this Plan shall be evidenced by a written agreement (an "INCENTIVE AGREEMENT") in a form approved by the Committee and executed by the Company and the Employee to whom the Award is granted. Each Incentive Agreement shall be subject to the terms and conditions of this Plan and other such terms and conditions as the Committee may specify.

      3.3 WAIVER OF RESTRICTIONS. The Committee may modify or amend any Award under this Plan or waive any restrictions or conditions applicable to the Award; provided, however, that the Committee may not undertake any such modifications, amendments or waivers if the effect thereof materially increases the benefits to any Employee, or adversely affects the rights of any Employee without his consent.

      3.4 TERMS AND CONDITIONS OF AWARDS. Upon receipt of an Award of shares of the Common Stock under this Plan, even during the Restriction Period, an Employee shall be the holder of record of the shares and shall have all the rights of a stockholder with respect to such shares, subject to the terms and conditions of this Plan and the Award.

            3.4.1 Except as otherwise provided in this Section 3.4, no shares of the Common Stock received pursuant to this Plan shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period applicable to such shares. Any purported disposition of such the Common Stock in violation of this Section 3.4.2 shall be null and void.

            3.4.2 If an Employee's employment with the Company terminates prior to the expiration of the Restriction Period for an Award, subject to any provisions of the Award with respect to the Employee's death, Disability or Retirement, or Change of Control, all shares of the Common Stock subject to the Award shall be immediately forfeited by the Employee and reacquired by the Company, and the Employee shall have no further rights with respect to the Award. In the discretion of the Committee, an Incentive Agreement may provide that, upon the forfeiture by an Employee of Award Shares, the Company shall repay to the Employee the consideration (if any) which the Employee paid for the Award Shares on the grant of the Award. In the discretion of the Committee, an Incentive Agreement may also provide that such repayment shall include an interest factor on such consideration from the date of the grant of the Award to the date of such repayment.

            3.4.3 The Committee may require under such terms and conditions as it deems appropriate or desirable that (a) the certificates for the Common Stock delivered under this Plan are to be held in custody by the Company or a person or institution designated by the Company until the Restriction Period expires,
(b) such certificates shall bear a legend referring to the restrictions on the Common Stock pursuant to this Plan, and (c) the Employee shall have delivered to the Company a stock power endorsed in blank relating to the Common Stock.

4.    MISCELLANEOUS PROVISIONS.

      4.1 ADJUSTMENTS UPON CHANGE IN CAPITALIZATION.

            4.1.1 The number and class of shares subject to each outstanding Stock Option, the Exercise Price thereof (but not the total price), the maximum number of Stock Options that may be granted under this Plan, the minimum number of shares as to which a Stock Option may be exercised at any one time, and the number and class of shares subject to each outstanding Award, shall be proportionately adjusted in the event of any increase or decrease in the number of the issued shares of the Common Stock which results from a split-up or consolidation of shares, payment of a stock dividend or dividends exceeding a total of five percent for which the record dates occur in any one fiscal year, a recapitalization (other than the conversion of convertible securities according to their terms), a combination of shares or other like capital adjustment, so that (a) upon exercise of the Stock Option, the Employee shall receive the number and class of shares the Employee would have received had the Employee been the holder of the number of shares of the Common Stock for which the Stock Option is being exercised upon the date of such change or increase or decrease in the number of issued shares of the Company, and (b) upon the lapse of restrictions of the Award Shares, the Employee shall receive the number and class of shares the Employee would have received if the restrictions on the Award Shares had lapsed on the date of such change or increase or decrease in the number of issued shares of the Company.

            4.1.2 Upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation or in which the Company survives as a wholly-owned subsidiary of another corporation, or upon a sale of all or substantially all of the property of the Company to another corporation, or any dividend or distribution to stockholders of more than 10 percent of the Company's assets, adequate adjustment or other provisions shall be made by the Company or other party to such transaction so that there shall remain and/or be substituted for the Option Shares and Award Shares provided for herein, the shares, securities or assets which would have been issuable or payable in respect of or in exchange for such Option Shares and Award Shares then remaining, as if the Employee had been the owner of such shares as of the applicable date. Any securities so substituted shall be subject to similar successive adjustments.

      4.2 WITHHOLDING TAXES. The Company shall have the right at the time of exercise of any Stock Option, the grant of an Award, or the lapse of restrictions on Award Shares, to make adequate provision for any federal, state, local or foreign taxes which it believes are or may be required by law to be withheld with respect to such exercise (the "TAX LIABILITY"), to ensure the payment of any such Tax Liability. The Company may provide for the payment of any Tax Liability by any of the following means or a combination of such means, as determined by the Committee in its sole and absolute discretion in the particular case (1) by requiring the Employee to tender a cash payment to the Company, (2) by withholding from the Employee's salary, (3) by withholding from the Option Shares which would otherwise be issuable upon exercise of the Stock Option, or from the Award Shares on their grant or date of lapse of restrictions, that number of Option Shares or Award Shares having an aggregate Fair Market Value (determined in the manner prescribed by Section 2.2) as of the date the withholding tax obligation arises in an amount which is equal to the Employee's Tax Liability or (4) by any other method deemed appropriate by the Committee. Satisfaction of the Tax Liability of a Section 16 Reporting Person may be made by the method of payment specified in clause (3) above only if the following two conditions are satisfied:

            (a) The withholding of Option Shares or Award Shares and the exercise of the related Stock Option occur at least six months and one day following the date of grant of such Stock Option or Award; and

            (b) The withholding of Option Shares or Award Shares is made either
(i) pursuant to an irrevocable election (the "WITHHOLDING ELECTION") made by the Employee at least six months in advance of the withholding of Options Shares or Award Shares, or (ii) on a day within a 10-day "window period" beginning on the third business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings.

            Anything herein to the contrary notwithstanding, a Withholding Election may be disapproved by the Committee at any time.

      4.3 RELATIONSHIP TO OTHER EMPLOYEE BENEFIT PLANS. Stock Options and Awards granted hereunder shall not be deemed to be salary or other compensation to any Employee for purposes of any pension, thrift, profit-sharing, stock purchase or any other employee benefit plan now maintained or hereafter adopted by the Company.

      4.4 AMENDMENT AND TERMINATION. The Board of Directors may at any time suspend, amend or terminate this Plan. No amendment, except as provided in
Section 2.8, or modification of this Plan may be adopted, except subject to stockholder approval, which would (1) materially increase the benefits accruing to the Employees under this Plan, (2) materially increase the number of securities which may be issued under this Plan (except for adjustments pursuant to Section 4.1 hereof), or (3) materially modify the requirements as to eligibility for participation in this Plan.

      4.5 SUCCESSORS IN INTEREST. The provisions of this Plan and the actions of the Committee shall be binding upon all heirs, successors and assigns of the Company and of the Employees.

      4.6 OTHER DOCUMENTS. All documents prepared, executed or delivered in connection with this Plan (including, without limitation, Option Agreements and Incentive Agreements) shall be, in substance and form, as established and modified by the Committee; provided, however, that all such documents shall be subject in every respect to the provisions of this Plan, and in the event of any conflict between the terms of any such document and this Plan, the provisions of this Plan shall prevail.

      4.7 NO OBLIGATION TO CONTINUE EMPLOYMENT. This Plan and the grants which might be made hereunder shall not impose any obligation on the Company to continue to employ any Employee. Moreover, no provision of this Plan or any document executed or delivered pursuant to this Plan shall be deemed modified in any way by any employment contract between an Employee (or other employee) and the Company.

      4.8 MISCONDUCT OF AN EMPLOYEE. Notwithstanding any other provision of this Plan, if an Employee commits fraud or dishonesty toward the Company or wrongfully uses or discloses any trade secret, confidential data or other information proprietary to the Company, or intentionally takes any other action materially inimical to the best interests of the Company, as determined by the Committee, in its sole and absolute discretion, the Employee shall forfeit all rights and benefits under this Plan.

      4.9 TERM OF PLAN. This Plan was amended and restated by the Board effective July 22, 2004. No Stock Options or Awards may be granted under this Plan after June 15, 2014.

      4.10 GOVERNING LAW. This Plan shall be construed in accordance with, and governed by, the laws of the State of Nevada.

      4.11 APPROVAL, No Stock Option shall be exercisable, or Award granted, unless and until the Directors of the Company have approved this Plan and all other legal requirements have been met.

      4.12 ASSUMPTION AGREEMENTS. The Company will require each successor, (direct or indirect, whether by purchase, merger, consolidation or otherwise), to all or substantially all of the business or assets of the Company, prior to the consummation of each such transaction, to assume and agree to perform the terms and provisions remaining to be performed by the Company under each Incentive Agreement and Stock Option and to preserve the benefits to the Employees thereunder. Such assumption and agreement shall be set forth in a written agreement in form and substance satisfactory to the Committee (an "ASSUMPTION AGREEMENT"), and shall include such adjustments, if any, in the application of the provisions of the Incentive Agreements and Stock Options and such additional provisions, if any, as the Committee shall require and approve, in order to preserve such benefits to the Employees. Without limiting the generality of the foregoing, the Committee may require an Assumption Agreement to include satisfactory undertakings by a successor:

            (a) To provide liquidity to the Employees at the end of the Restriction Period applicable to the Common Stock awarded to them under this Plan, or on the exercise of Stock Options;

            (b) If the succession occurs before the expiration of any period specified in the Incentive Agreements for satisfaction of performance criteria applicable to the Common Stock awarded thereunder, to refrain from interfering with the Company's ability to satisfy such performance criteria or to agree to modify such performance criteria and/or waive any criteria that cannot be satisfied as a result of the succession;

            (c) To require any future successor to enter into an Assumption Agreement; and

            (d) To take or refrain from taking such other actions as the Committee may require and approve, in its discretion.

      The Committee referred to in this Section 4.12 is the Committee appointed by a Board of Directors in office prior to the succession then under consideration.

      4.13 COMPLIANCE WITH RULE 16B-3. Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent that any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

      4.14 INFORMATION TO STOCKHOLDERS. The Company shall furnish to each of its stockholders financial statements of the Company at least annually.

      IN WITNESS WHEREOF, this Plan has been amended and restated effective as of July 22, 2004.


                                  ZANNWELL INC.

                                  By: /S/ ROBERT C. SIMPSON
                                      -----------------------------------
                                      Robert C. Simpson,
                                      President and Chairman of the Board

                              AMENDED AND RESTATED
                                  ZANNWELL INC.
                           2004 NON-EMPLOYEE DIRECTORS
                       AND CONSULTANTS RETAINER STOCK PLAN

      1. INTRODUCTION. This Plan shall be known as the "AMENDED AND RESTATED ZANNWELL INC. 2004 NON-EMPLOYEE DIRECTORS AND CONSULTANTS RETAINER STOCK PLAN," and is hereinafter referred to as the "PLAN." The purposes of this Plan are to enable ZannWell Inc., a Nevada corporation formerly known as USA Telcom Internationale (the "COMPANY"), to promote the interests of the Company and its stockholders by attracting and retaining non-employee Directors and Consultants capable of furthering the future success of the Company and by aligning their economic interests more closely with those of the Company's stockholders, by paying their retainer or fees in the form of shares of the Company's common stock, par value $0.001 per share (the "COMMON STOCK").

      2. DEFINITIONS. The following terms shall have the meanings set forth below:

            2.1 "BOARD" means the Board of Directors of the Company.

            2.2 "CHANGE OF CONTROL" has the meaning set forth in Section 12.4 hereof.

            2.3 "CODE" means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder. References to any provision of the Code or rule or regulation thereunder shall be deemed to include any amended or successor provision, rule or regulation.

            2.4 "COMMITTEE" means the committee that administers this Plan, as more fully defined in Section 13 hereof.

            2.5 "COMMON STOCK" has the meaning set forth in Section 1 hereof.

            2.6 "COMPANY" has the meaning set forth in Section 1 hereof.

            2.7 "DEFERRAL" has the meaning set forth in Section 6 hereof.

            2.8 "DEFERRED STOCK ACCOUNT" means a bookkeeping account maintained by the Company for a Participant representing the Participant's interest in the shares credited to such Deferred Stock Account pursuant to Section 7 hereof.

            2.9 "DELIVERY DATE" has the meaning set forth in Section 6 hereof.

            2.10 "DIRECTOR" means an individual who is a member of the Board of Directors of the Company.

            2.11 "DIVIDEND EQUIVALENT" for a given dividend or other distribution means a number of shares of the Common Stock having a Fair Market Value, as of the record date for such dividend or distribution, equal to the amount of cash, plus the Fair Market Value on the date of distribution of any property, that is distributed with respect to one share of the Common Stock pursuant to such dividend or distribution; such Fair Market Value to be determined by the Committee in good faith.

            2.12 "EFFECTIVE DATE" has the meaning set forth in Section 3 hereof.

            2.13 "EXCHANGE ACT" has the meaning set forth in Section 13.2 hereof.

            2.14 "FAIR MARKET VALUE" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

            2.15 "PARTICIPANT" has the meaning set forth in Section 4 hereof.

            2.16 "PAYMENT TIME" means the time when a Stock Retainer is payable to a Participant pursuant to Section 5 hereof (without regard to the effect of any Deferral Election).

            2.17 "STOCK RETAINER" has the meaning set forth in Section 5 hereof.

            2.18 "THIRD ANNIVERSARY" has the meaning set forth in Section 6 hereof.

      3. EFFECTIVE DATE OF THE PLAN. This Plan was amended and restated by the Board effective July 22, 2004 (the "EFFECTIVE DATE").

      4. ELIGIBILITY. Each individual who is a Director or Consultant on the Effective Date and each individual who becomes a Director or Consultant thereafter during the term of this Plan, shall be a participant (the "PARTICIPANT") in this Plan, in each case during such period as such individual remains a Director or Consultant and is not an employee of the Company or any of its subsidiaries. Each credit of shares of the Common Stock pursuant to this Plan shall be evidenced by a written agreement duly executed and delivered by or on behalf of the Company and a Participant, if such an agreement is required by the Company to assure compliance with all applicable laws and regulations.

      5. GRANTS OF SHARES. Commencing on the Effective Date, the amount of compensation for service to directors or consultants shall be payable in shares of the Common Stock (the "STOCK RETAINER") pursuant to this Plan at the deemed issuance price of the Fair Market Value of the Common Stock on the date of the issuance of such shares. As used herein, "FAIR MARKET VALUE" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

      6. DEFERRAL OPTION. From and after the Effective Date, a Participant may make an election (a "DEFERRAL ELECTION") on an annual basis to defer delivery of the Stock Retainer specifying which one of the following ways the Stock Retainer is to be delivered (a) on the date which is three years after the Effective Date for which it was originally payable (the "THIRD ANNIVERSARY"), (b) on the date upon which the Participant ceases to be a Director or Consultant for any reason (the "DEPARTURE DATE") or (c) in five equal annual installments commencing on the Departure Date (the "THIRD ANNIVERSARY" and "DEPARTURE DATE" each being referred to herein as a "DELIVERY DATE"). Such Deferral Election shall remain in effect for each Subsequent Year unless changed, provided that, any Deferral Election with respect to a particular Year may not be changed less than six months prior to the beginning of such Year, and provided, further, that no more than one Deferral Election or change thereof may be made in any Year. Any Deferral Election and any change or revocation thereof shall be made by delivering written notice thereof to the Committee no later than six months prior to the beginning of the Year in which it is to be effected; provided that, with respect to the Year beginning on the Effective Date, any Deferral Election or revocation thereof must be delivered no later than the close of business on the 30th day after the Effective Date.

      7. DEFERRED STOCK ACCOUNTS. The Company shall maintain a Deferred Stock Account for each Participant who makes a Deferral Election to which shall be credited, as of the applicable Payment Time, the number of shares of the Common Stock payable pursuant to the Stock Retainer to which the Deferral Election relates. So long as any amounts in such Deferred Stock Account have not been delivered to the Participant under Section 8 hereof, each Deferred Stock Account shall be credited as of the payment date for any dividend paid or other distribution made with respect to the Common Stock, with a number of shares of the Common Stock equal to (a) the number of shares of the Common Stock shown in such Deferred Stock Account on the record date for such dividend or distribution multiplied by (b) the Dividend Equivalent for such dividend or distribution.

      8. DELIVERY OF SHARES.

            8.1 DELIVERY. The shares of the Common Stock in a Participant's Deferred Stock Account with respect to any Stock Retainer for which a Deferral Election has been made (together with dividends attributable to such shares credited to such Deferred Stock Account) shall be delivered in accordance with this Section 8 as soon as practicable after the applicable Delivery Date. Except with respect to a Deferral Election pursuant to Section 6(c) hereof, or other agreement between the parties, such shares shall be delivered at one time; provided that, if the number of shares so delivered includes a fractional share, such number shall be rounded to the nearest whole number of shares. If the Participant has in effect a Deferral Election pursuant to Section 6(c) hereof, then such shares shall be delivered in five equal annual installments (together with dividends attributable to such shares credited to such Deferred Stock Account), with the first such installment being delivered on the first anniversary of the Delivery Date; provided that, if in order to equalize such installments, fractional shares would have to be delivered, such installments shall be adjusted by rounding to the nearest whole share. If any such shares are to be delivered after the Participant has died or become legally incompetent, they shall be delivered to the Participant's estate or legal guardian, as the case may be, in accordance with the foregoing; provided that, if the Participant dies with a Deferral Election pursuant to Section 6(c) hereof in effect, the Committee shall deliver all remaining undelivered shares to the Participant's estate immediately. References to a Participant in this Plan shall be deemed to refer to the Participant's estate or legal guardian, where appropriate.

            8.2 TRUST. The Company may, but shall not be required to, create a grantor trust or utilize an existing grantor trust (in either case, "TRUST") to assist it in accumulating the shares of the Common Stock needed to fulfill its obligations under this Section 8. However, Participants shall have no beneficial or other interest in the Trust and the assets thereof, and their rights under this Plan shall be as general creditors of the Company, unaffected by the existence or nonexistence of the Trust, except that deliveries of Stock Retainers to Participants from the Trust shall, to the extent thereof, be treated as satisfying the Company's obligations under this Section 8.

      9. SHARE CERTIFICATES; VOTING AND OTHER RIGHTS. The certificates for shares delivered to a Participant pursuant to Section 8 above shall be issued in the name of the Participant, and from and after the date of such issuance the Participant shall be entitled to all rights of a stockholder with respect to the Common Stock for all such shares issued in his name, including the right to vote the shares, and the Participant shall receive all dividends and other distributions paid or made with respect thereto.

      10. GENERAL RESTRICTIONS.

            10.1 RESTRICTIONS. Notwithstanding any other provision of this Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of the Common Stock under this Plan prior to fulfillment of all of the following conditions:

                  (i) Listing or approval for listing upon official notice of issuance of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be a market for the Common Stock;

                  (ii) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, upon the advice of counsel, deem necessary or advisable; and

                  (iii) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, after receiving the advice of counsel, determine to be necessary or advisable.

            10.2 OTHER COMPENSATION. Nothing contained in this Plan shall prevent the Company from adopting other or additional compensation arrangements for the Participants.

      11. SHARES AVAILABLE. Subject to Section 12 below, the maximum number of shares of the Common Stock which may in the aggregate be paid as Stock Retainers pursuant to this Plan is 21,500,000. Shares of the Common Stock issueable under this Plan may be taken from treasury shares of the Company or purchased on the open market.

      12. ADJUSTMENTS; CHANGE OF CONTROL.

            12.1 CHANGE IN CAPITALIZATION; CHANGE OF CONTROL. In the event that there is, at any time after the Board adopts this Plan, any change in corporate capitalization, such as a stock split, combination of shares, exchange of shares, warrants or rights offering to purchase the Common Stock at a price below its Fair Market Value, reclassification, or recapitalization, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, stock dividend, or other extraordinary distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company (each of the foregoing a "TRANSACTION"), in each case other than any such Transaction which constitutes a Change of Control (as defined below), (i) the Deferred Stock Accounts shall be credited with the amount and kind of shares or other property which would have been received by a holder of the number of shares of the Common Stock held in such Deferred Stock Account had such shares of the Common Stock been outstanding as of the effectiveness of any such Transaction, (ii) the number and kind of shares or other property subject to this Plan shall likewise be appropriately adjusted to reflect the effectiveness of any such transaction, and (iii) the Committee shall appropriately adjust any other relevant provisions of this Plan and any such modification by the Committee shall be binding and conclusive on all persons.

            12.2 PROPERTY. If the shares of the Common Stock credited to the Deferred Stock Accounts are converted pursuant to Section 12.1 into another form of property, references in this Plan to the Common Stock shall be deemed, where appropriate, to refer to such other form of property, with such other modifications as may be required for this Plan to operate in accordance with its purposes. Without limiting the generality of the foregoing, references to delivery of certificates for shares of the Common Stock shall be deemed to refer to delivery of cash and the incidents of ownership of any other property held in the Deferred Stock Accounts.

            12.3 CHANGE OF CONTROL ALTERNATIVE. In lieu of the adjustment contemplated by Section 12.1, in the event of a Change of Control, the following shall occur on the date of the Change of Control (i) the shares of the Common Stock held in each Participant's Deferred Stock Account shall be deemed to be issued and outstanding as of the Change of Control; (ii) the Company shall forthwith deliver to each Participant who has a Deferred Stock Account all of the shares of the Common Stock or any other property held in such Participant's Deferred Stock Account; and (iii) this Plan shall be terminated.

            12.4 CHANGE OF CONTROL EVENTS. For purposes of this Plan, Change of Control shall mean any of the following events:

                  (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") (a "PERSON") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20 percent or more of either (1) the then outstanding shares of the Common Stock of the Company (the "OUTSTANDING COMPANY COMMON STOCK"), or (2) the combined voting power of then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "OUTSTANDING COMPANY VOTING SECURITIES"); provided, however, that the following acquisitions shall not constitute a Change of Control (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A), (B) and (C) of paragraph (iii) of this Section 12.4 are satisfied; or

                  (ii) Individuals who, as of the date hereof, constitute the Board of the Company (as of the date hereof, "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                  (iii) Approval by the stockholders of the Company of a reorganization, merger, binding share exchange or consolidation, unless, following such reorganization, merger, binding share exchange or consolidation
(1) more than 60 percent of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, binding share exchange or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, binding share exchange or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger, binding share exchange or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger, binding share exchange or consolidation, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation or the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (3) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger, binding share exchange or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger, binding share exchange or consolidation; or

                  (iv) Approval by the stockholders of the Company of (1) a complete liquidation or dissolution of the Company, or (2) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60 percent of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (3) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

      13. ADMINISTRATION; AMENDMENT AND TERMINATION.

            13.1 ADMINISTRATION. This Plan shall be administered by a committee consisting of two members who shall be the current directors of the Company or senior executive officers or other directors who are not Participants as may be designated by the Chief Executive Officer (the "COMMITTEE"), which shall have full authority to construe and interpret this Plan, to establish, amend and rescind rules and regulations relating to this Plan, and to take all such actions and make all such determinations in connection with this Plan as it may deem necessary or desirable.

            13.2 AMENDMENT AND TERMINATION. The Board may from time to time make such amendments to this Plan, including to preserve or come within any exemption from liability under Section 16(b) of the Exchange Act, as it may deem proper and in the best interest of the Company without further approval of the Company's stockholders, provided that, to the extent required under Nevada law or to qualify transactions under this Plan for exemption under Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be adopted without further approval of the Company's stockholders and, provided, further, that if and to the extent required for this Plan to comply with Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be made more than once in any six month period that would change the amount, price or timing of the grants of the Common Stock hereunder other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder. The Board may terminate this Plan at any time by a vote of a majority of the members thereof.

      14. MISCELLANEOUS.

            14.1 NO OBLIGATION. Nothing in this Plan shall be deemed to create any obligation on the part of the Board to nominate any Director for reelection by the Company's stockholders or to limit the rights of the stockholders to remove any Director.

            14.2 WITHHOLDING TAXES. The Company shall have the right to require, prior to the issuance or delivery of any shares of the Common Stock pursuant to this Plan, that a Participant make arrangements satisfactory to the Committee for the withholding of any taxes required by law to be withheld with respect to the issuance or delivery of such shares, including, without limitation, by the withholding of shares that would otherwise be so issued or delivered, by withholding from any other payment due to the Participant, or by a cash payment to the Company by the Participant.

            14.3 GOVERNING LAW. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Nevada.

            14.4 INFORMATION TO STOCKHOLDERS. The Company shall furnish to each of its stockholders financial statements of the Company at least annually.

      IN WITNESS WHEREOF, this Plan has been amended and restated effective as of July 22, 2004.


                                  ZANNWELL INC.

                                  By: /S/ ROBERT C. SIMPSON
                                      -----------------------------------
                                      Robert C. Simpson,
                                      President and Chairman of the Board

                                  ZANNWELL INC.
      AMENDED AND RESTATED ZANNWELL INC. 2004 EMPLOYEE STOCK INCENTIVE PLAN


      1. General Provisions.

      1.1 Purpose. This Stock Incentive Plan (the "Plan") is intended to allow designated officers and employees (all of whom are sometimes collectively referred to herein as the "Employees," or individually as the "Employee") of Zannwell Inc., a Nevada corporation (the "Company") and its Subsidiaries (as that term is defined below) which they may have from time to time (the Company and such Subsidiaries are referred to herein as the "Company") to receive certain options (the "Stock Options") to purchase common stock of the Company, par value $0.001 per share (the "Common Stock"), and to receive grants of the Common Stock subject to certain restrictions (the "Awards"). As used in this Plan, the term "Subsidiary" shall mean each corporation which is a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"). The purpose of this Plan is to provide the Employees, who make significant and extraordinary contributions to the long-term growth and performance of the Company, with equity-based compensation incentives, and to attract and retain the Employees.

      1.2 Administration.

      1.2.1 The Plan shall be administered by the Compensation Committee (the "Committee") of, or appointed by, the Board of Directors of the Company (the "Board"). The Committee shall select one of its members as Chairman and shall act by vote of a majority of a quorum, or by unanimous written consent. A majority of its members shall constitute a quorum. The Committee shall be governed by the provisions of the Company's Bylaws and of Nevada law applicable to the Board, except as otherwise provided herein or determined by the Board.

      1.2.2 The Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan (a) to approve the Employees nominated by the management of the Company to be granted Awards or Stock Options; (b) to determine the number of Awards or Stock Options to be granted to an Employee; (c) to determine the time or times at which Awards or Stock Options shall be granted; (d) to establish the terms and conditions upon which Awards or Stock Options may be exercised; (e) to remove or adjust any restrictions and conditions upon Awards or Stock Options; (f) to specify, at the time of grant, provisions relating to exercisability of Stock Options and to accelerate or otherwise modify the exercisability of any Stock Options; and (g) to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for the administration of this Plan. All interpretations and constructions of this Plan by the Committee, and all of its actions hereunder, shall be binding and conclusive on all persons for all purposes.

      1.2.3 The Company hereby agrees to indemnify and hold harmless each Committee member and each Employee, and the estate and heirs of such Committee member or Employee, against all claims, liabilities, expenses, penalties, damages or other pecuniary losses, including legal fees, which such Committee member or Employee, his estate or heirs may suffer as a result of his responsibilities, obligations or duties in connection with this Plan, to the extent that insurance, if any, does not cover the payment of such items. No member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award or Stock Option granted pursuant to this Plan.

      1.3 Eligibility and Participation. The Employees eligible under this Plan shall be approved by the Committee from those Employees who, in the opinion of the management of the Company, are in positions which enable them to make significant contributions to the long-term performance and growth of the Company. In selecting the Employees to whom Award or Stock Options may be granted, consideration shall be given to factors such as employment position, duties and responsibilities, ability, productivity, length of service, morale, interest in the Company and recommendations of supervisors.

Beckstead and Watts, LLP
Certified Public Accountants
                                                       3340 Wynn Road, Suite B
                                                           Las Vegas, NV 89102
                                                              702.257.1984 tel
                                                              702.362.0540 fax

Securities and Exchange Commission
Washington, DC 20549

Ladies and Gentlemen:

We have issued our report dated March 16, 2004 accompanying the financials statements of Zannwell, Inc. (formerly USA Telcom Internationale) on Form 10-KSB for the years ended December 31, 2003 and 2002. We hereby consent to the incorporation by reference of said report in the Registration Statement of Zannwell, Inc. (formerly USA Telcom Internationale) on Form S-8.

Signed,

/s/ Beckstead and Watts, LLP

December 7, 2004

      1.4 Shares Subject to this Plan. The maximum number of shares of the Common Stock that may be issued pursuant to this Plan shall be 186,000,000 subject to the provisions of Paragraph 4.1. If shares of the Common Stock awarded or issued under this Plan are reacquired by the Company due to a forfeiture or for any other reason, such shares shall be cancelled and thereafter shall again be available for purposes of this Plan. If a Stock Option expires, terminates or is cancelled for any reason without having been exercised in full, the shares of the Common Stock not purchased thereunder shall again be available for purposes of this Plan. In the event that any outstanding Stock Option or Award under this Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Stock Option or Award shall be available for issuance under the Amended and Restated Zannwell Inc. 2004 Non-Employee Directors and Consultants Retainer Stock Plan. The Compensation Committee may, in its discretion, increase the number of shares available for issuance under this Plan, while correspondingly decreasing the number of shares available for issuance under the Amended and Restated Zannwell Inc. 2004 Non-Employee Directors and Consultants Retainer Stock Plan.

      2. Provisions Relating to Stock Options.

      2.1 Grants of Stock Options. The Committee may grant Stock Options in such amounts, at such times, and to the Employees nominated by the management of the Company as the Committee, in its discretion, may determine. Stock Options granted under this Plan shall constitute "incentive stock options" within the meaning of Section 422 of the Code, if so designated by the Committee on the date of grant. The Committee shall also have the discretion to grant Stock Options which do not constitute incentive stock options, and any such Stock Options shall be designated non-statutory stock options by the Committee on the date of grant. The aggregate Fair Market Value (determined as of the time an incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any Employee during any one calendar year (under all plans of the Company and any parent or subsidiary of the Company) may not exceed the maximum amount permitted under
Section 422 of the Code (currently, $100,000.00). Non-statutory stock options shall not be subject to the limitations relating to incentive stock options contained in the preceding sentence. Each Stock Option shall be evidenced by a written agreement (the "Option Agreement") in a form approved by the Committee, which shall be executed on behalf of the Company and by the Employee to whom the Stock Option is granted, and which shall be subject to the terms and conditions of this Plan. In the discretion of the Committee, Stock Options may include provisions (which need not be uniform), authorized by the Committee in its discretion, that accelerate an Employee's rights to exercise Stock Options following a "Change in Control," upon termination of the Employee's employment by the Company without "Cause" or by the Employee for "Good Reason," as such terms are defined in Paragraph 3.1 hereof. The holder of a Stock Option shall not be entitled to the privileges of stock ownership as to any shares of the Common Stock not actually issued to such holder.

      The exercise price per share for the Stock covered by a Stock Option shall be determined by the Committee at the time of grant but in the case of Incentive Stock Options shall not be less than 100% of the Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110% of the Fair Market Value on the grant date.

      2.2 Purchase Price. The purchase price (the "Exercise Price") of shares of the Common Stock subject to each Stock Option (the "Option Shares") shall not be less than 85 percent of the Fair Market Value of the Common Stock on the date of the grant of the option. For an Employee holding greater than 10 percent of the total voting power of all stock of the Company, either Common or Preferred, the Exercise Price of an incentive stock option shall be at least 110 percent of the Fair Market Value of the Common Stock on the date of the grant of the option. As used herein, "Fair Market Value" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange
Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

      2.3 Option Period. The Stock Option period (the "Term") shall commence on the date of grant of the Stock Option and shall be 10 years or such shorter period as is determined by the Committee. Each Stock Option shall provide that it is exercisable over its term in such periodic installments as the Committee may determine, subject to the provisions of Paragraph 2.4.1. Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") exempts persons normally subject to the reporting requirements of Section 16(a) of the Exchange Act (the "Section 16 Reporting Persons") pursuant to a qualified employee stock option plan from the normal requirement of not selling until at least six months and one day from the date the Stock Option is granted.

      2.4 Exercise of Options.

      2.4.1 Each Stock Option may be exercised in whole or in part (but not as to fractional shares) by delivering it for surrender or endorsement to the Company, attention of the Corporate Secretary, at the principal office of the Company, together with payment of the Exercise Price and an executed Notice and Agreement of Exercise in the form prescribed by Paragraph 2.4.2. Payment may be made (a) in cash, (b) by cashier's or certified check, (c) by surrender of previously owned shares of the Common Stock valued pursuant to Paragraph 2.2 (if the Committee authorizes payment in stock in its discretion), (d) by withholding from the Option Shares which would otherwise be issuable upon the exercise of the Stock Option that number of Option Shares equal to the exercise price of the Stock Option, if such withholding is authorized by the Committee in its discretion, (e) in the discretion of the Committee, by the delivery to the Company of the optionee's promissory note secured by the Option Shares, bearing interest at a rate sufficient to prevent the imputation of interest under Sections 483 or 1274 of the Code, and having such other terms and conditions as may be satisfactory to the Committee., or (f) if the Employee and the Company so agree, deliver to the Optionee's NASD licensed broker-dealer and to the Company an irrevocable notice of exercise of the option, together with irrevocable instructions from the Optionee to the Company to deliver the Option Shares to the broker-dealer. Upon receipt of such notice, the Company shall immediately deliver to the Employee's broker-dealer the share certificate(s) representing the Option Shares so purchased, and upon receipt of such certificate(s), the broker shall sell the Option Shares and remit the purchase price for all Option Shares then being purchased, and any withholding taxes to the Corporation.

      2.4.2 Exercise of each Stock Option is conditioned upon the agreement of the Employee to the terms and conditions of this Plan and of such Stock Option as evidenced by the Employee's execution and delivery of a Notice and Agreement of Exercise in a form to be determined by the Committee in its discretion. Such Notice and Agreement of Exercise shall set forth the agreement of the Employee that (a) no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended (the "Securities Act") or any other applicable federal or state securities laws, (b) each Option Share certificate may be imprinted with legends reflecting any applicable federal and state securities law restrictions and conditions, (c) the Company may comply with said securities law restrictions and issue "stop transfer" instructions to its Transfer Agent and Registrar without liability, (d) if the Employee is a Section 16 Reporting Person, the Employee will furnish to the Company a copy of each Form 4 or Form 5 filed by said Employee and will timely file all reports required under federal securities laws, and (e) the Employee will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

      2.4.3 No Stock Option shall be exercisable unless and until any applicable registration or qualification requirements of federal and state securities laws, and all other legal requirements, have been fully complied with. The Company will use reasonable efforts to maintain the effectiveness of a registration statement under the Securities Act (a "Registration Statement") for the issuance of Stock Options and shares acquired thereunder, but there may be times when no such Registration Statement will be currently effective. The exercise of Stock Options may be temporarily suspended without liability to the Company during times when no such Registration Statement is currently effective, or during times when, in the reasonable opinion of the Committee, such suspension is necessary to preclude violation of any requirements of applicable law or regulatory bodies having jurisdiction over the Company. If any Stock Option would expire for any reason except the end of its term during such a suspension, then if exercise of such Stock Option is duly tendered before its expiration, such Stock Option shall be exercisable and exercised (unless the attempted exercise is withdrawn) as of the first day after the end of such suspension. The Company shall have no obligation to file any Registration Statement covering resales of Option Shares.

      2.5 Continuous Employment. Except as provided in Paragraph 2.7 below, an Employee may not exercise a Stock Option unless from the date of grant to the date of exercise the Employee remains continuously in the employ of the Company. For purposes of this Paragraph 2.5, the period of continuous employment of an Employee with the Company shall be deemed to include (without extending the term of the Stock Option) any period during which the Employee is on leave of absence with the consent of the Company, provided that such leave of absence shall not exceed three months and that the Employee returns to the employ of the Company at the expiration of such leave of absence. If the Employee fails to return to the employ of the Company at the expiration of such leave of absence, the Employee's employment with the Company shall be deemed terminated as of the date such leave of absence commenced. The continuous employment of an Employee with the Company shall also be deemed to include any period during which the Employee is a member of the Armed Forces of the United States, provided that the Employee returns to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service. If an Employee does not return to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service, the Employee's employment with the Company shall be deemed to have terminated as of the date the Employee's military service ended.

      2.6 Restrictions on Transfer. Each Stock Option granted under this Plan shall be transferable only by will or the laws of descent and distribution. No interest of any Employee under this Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Option granted under this Plan shall be exercisable during an Employee's lifetime only by the Employee or by the Employee's legal representative.

      2.7 Termination of Employment. Upon an Employee's Retirement, Disability (both terms being defined below) or death, (a) all Stock Options to the extent then presently exercisable shall remain in full force and effect and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

      2.7.1 Upon the termination of the employment of an Employee for any reason other than those specifically set forth in Paragraph 2.7.1, (a) all Stock Options to the extent then presently exercisable by the Employee shall remain exercisable only for a period of 90 days after the date of such termination of employment (except that the 90 day period shall be extended to 12 months if the Employee shall die during such 90 day period), and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

      2.7.2 For purposes of this Plan:

                  (a) "Retirement" shall mean an Employee's retirement from the employ of the Company on or after the date on which the Employee attains the age of 65 years; and

                  (b) "Disability" shall mean total and permanent incapacity of an Employee, due to physical impairment or legally established mental incompetence, to perform the usual duties of the Employee's employment with the Company, which disability shall be determined (i) on medical evidence by a licensed physician designated by the Committee, or (ii) on evidence that the Employee has become entitled to receive primary benefits as a disabled employee under the Social Security Act in effect on the date of such disability.

      3. Provisions Relating to Awards.

      3.1 Grant of Awards. Subject to the provisions of this Plan, the Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan, to (1) grant Awards pursuant to this Plan, (2) determine the number of shares of the Common Stock subject to each Award (the "Award Shares"), (3) determine the terms and conditions (which need not be identical) of each Award, including the consideration (if any) to be paid by the Employee for such Common Stock, which may, in the Committee's discretion, consist of the delivery of the Employee's promissory note meeting the requirements of Paragraph 2.4.1, (4) establish and modify performance criteria for Awards, and (5) make all of the determinations necessary or advisable with respect to Awards under this Plan. Each Award under this Plan shall consist of a grant of shares of the Common Stock subject to a restriction period (after which the restrictions shall lapse), which shall be a period commencing on the date the Award is granted and ending on such date as the Committee shall determine (the "Restriction Period"). The Committee may provide for the lapse of restrictions in installments, for acceleration of the lapse of restrictions upon the satisfaction of such performance or other criteria or upon the occurrence of such events as the Committee shall determine, and for the early expiration of the Restriction Period upon an Employee's death, Disability or Retirement as defined in Paragraph 2.7.3, or, following a Change of Control, upon termination of an Employee's employment by the Company without "Cause" or by the Employee for "Good Reason," as those terms are defined herein. For purposes of this Plan:

      "Change of Control" shall be deemed to occur (a) on the date the Company first has actual knowledge that any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) has become the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40 percent or more of the combined voting power of the Company's then outstanding securities, or (b) on the date the stockholders of the Company approve (i) a merger of the Company with or into any other corporation in which the Company is not the surviving corporation or in which the Company survives as a subsidiary of another corporation, (ii) a consolidation of the Company with any other corporation, or (iii) the sale or disposition of all or substantially all of the Company's assets or a plan of complete liquidation.

      "Cause," when used with reference to termination of the employment of an Employee by the Company for "Cause," shall mean:

            (a) The Employee's continuing willful and material breach of his duties to the Company, after he receives a demand from the Chief Executive of the Company specifying the manner in which he has willfully and materially breached such duties, other than any such failure resulting from Disability of the Employee or his resignation for "Good Reason," as defined herein; or

            (b) The conviction of the Employee of a felony; or

            (c) The Employee's commission of fraud in the course of his employment with the Company, such as embezzlement or other material and intentional violation of law against the Company; or

            (d) The Employee's gross misconduct causing material harm to the Company.

      "Good Reason" shall mean any one or more of the following, occurring following or in connection with a Change of Control and within 90 days prior to the Employee's resignation, unless the Employee shall have consented thereto in writing:

            (a) The assignment to the Employee of duties inconsistent with his executive status prior to the Change of Control or a substantive change in the officer or officers to whom he reports from the officer or officers to whom he reported immediately prior to the Change of Control; or

            (b) The elimination or reassignment of a majority of the duties and responsibilities that were assigned to the Employee immediately prior to the Change of Control; or

            (c) A reduction by the Company in the Employee's annual base salary as in effect immediately prior to the Change of Control; or

            (d) The Company requiring the Employee to be based anywhere outside a 35-mile radius from his place of employment immediately prior to the Change of Control, except for required travel on the Company's business to an extent substantially consistent with the Employee's business travel obligations immediately prior to the Change of Control; or

            (e) The failure of the Company to grant the Employee a performance bonus reasonably equivalent to the same percentage of salary the Employee normally received prior to the Change of Control, given comparable performance by the Company and the Employee; or

            (f) The failure of the Company to obtain a satisfactory Assumption Agreement (as defined in Paragraph 4.12 of this Plan) from a successor, or the failure of such successor to perform such Assumption Agreement.

      3.2 Incentive Agreements. Each Award granted under this Plan shall be evidenced by a written agreement (an "Incentive Agreement") in a form approved by the Committee and executed by the Company and the Employee to whom the Award is granted. Each Incentive Agreement shall be subject to the terms and conditions of this Plan and other such terms and conditions as the Committee may specify.

      3.3 Waiver of Restrictions. The Committee may modify or amend any Award under this Plan or waive any restrictions or conditions applicable to the Award; provided, however, that the Committee may not undertake any such modifications, amendments or waivers if the effect thereof materially increases the benefits to any Employee, or adversely affects the rights of any Employee without his consent.

      3.4 Terms and Conditions of Awards. Upon receipt of an Award of shares of the Common Stock under this Plan, even during the Restriction Period, an Employee shall be the holder of record of the shares and shall have all the rights of a stockholder with respect to such shares, subject to the terms and conditions of this Plan and the Award.

      3.4.1 Except as otherwise provided in this Paragraph 3.4, no shares of the Common Stock received pursuant to this Plan shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period applicable to such shares. Any purported disposition of such Common Stock in violation of this Paragraph 3.4 shall be null and void.

      3.4.2 If an Employee's employment with the Company terminates prior to the expiration of the Restriction Period for an Award, subject to any provisions of the Award with respect to the Employee's death, Disability or Retirement, or Change of Control, all shares of the Common Stock subject to the Award shall be immediately forfeited by the Employee and reacquired by the Company, and the Employee shall have no further rights with respect to the Award. In the discretion of the Committee, an Incentive Agreement may provide that, upon the forfeiture by an Employee of Award Shares, the Company shall repay to the Employee the consideration (if any) which the Employee paid for the Award Shares on the grant of the Award. In the discretion of the Committee, an Incentive Agreement may also provide that such repayment shall include an interest factor on such consideration from the date of the grant of the Award to the date of such repayment.

      3.4.3 The Committee may require under such terms and conditions as it deems appropriate or desirable that (a) the certificates for the Common Stock delivered under this Plan are to be held in custody by the Company or a person or institution designated by the Company until the Restriction Period expires,
(b) such certificates shall bear a legend referring to the restrictions on the Common Stock pursuant to this Plan, and (c) the Employee shall have delivered to the Company a stock power endorsed in blank relating to the Common Stock.

      4. Miscellaneous Provisions.

      4.1 Adjustments Upon Change in Capitalization.

      4.1.1 The number and class of shares subject to each outstanding Stock Option, the Exercise Price thereof (and the total price), the maximum number of Stock Options that may be granted under this Plan, the minimum number of shares as to which a Stock Option may be exercised at any one time, and the number and class of shares subject to each outstanding Award, shall not be proportionately adjusted in the event of any increase or decrease in the number of the issued shares of the Common Stock which results from a split-up or consolidation of shares, payment of a stock dividend or dividends exceeding a total of five percent for which the record dates occur in any one fiscal year, a recapitalization (other than the conversion of convertible securities according to their terms), a combination of shares or other like capital adjustment, so that (a) upon exercise of the Stock Option, the Employee shall receive the number and class of shares the Employee would have received prior to any such capital adjustment becoming effective, and (b) upon the lapse of restrictions of the Award Shares, the Employee shall receive the number and class of shares the Employee would have received prior to any such capital adjustment becoming effective.

      4.1.2 Upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation or in which the Company survives as a wholly-owned subsidiary of another corporation, or upon a sale of all or substantially all of the property of the Company to another corporation, or any dividend or distribution to stockholders of more than 10 percent of the Company's assets, adequate adjustment or other provisions shall be made by the Company or other party to such transaction so that there shall remain and/or be substituted for the Option Shares and Award Shares provided for herein, the shares, securities or assets which would have been issuable or payable in respect of or in exchange for such Option Shares and Award Shares then remaining, as if the Employee had been the owner of such shares as of the applicable date. Any securities so substituted shall be subject to similar successive adjustments.

      4.2 Withholding Taxes. The Company shall have the right at the time of exercise of any Stock Option, the grant of an Award, or the lapse of restrictions on Award Shares, to make adequate provision for any federal, state, local or foreign taxes which it believes are or may be required by law to be withheld with respect to such exercise (the "Tax Liability"), to ensure the payment of any such Tax Liability. The Company may provide for the payment of any Tax Liability by any of the following means or a combination of such means, as determined by the Committee in its sole and absolute discretion in the particular case (1) by requiring the Employee to tender a cash payment to the Company, (2) by withholding from the Employee's salary, (3) by withholding from the Option Shares which would otherwise be issuable upon exercise of the Stock Option, or from the Award Shares on their grant or date of lapse of restrictions, that number of Option Shares or Award Shares having an aggregate Fair Market Value (determined in the manner prescribed by Paragraph 2.2) as of the date the withholding tax obligation arises in an amount which is equal to the Employee's Tax Liability or (4) by any other method deemed appropriate by the Committee. Satisfaction of the Tax Liability of a Section 16 Reporting Person may be made by the method of payment specified in clause (3) above only if the following two conditions are satisfied:

            (a) The withholding of Option Shares or Award Shares and the exercise of the related Stock Option occur at least six months and one day following the date of grant of such Stock Option or Award; and

            (b) The  withholding of Option Shares or Award Shares is made either
(i) pursuant to an irrevocable election (the "Withholding Election") made by the Employee at least six months in advance of the withholding of Options Shares or Award Shares, or (ii) on a day within a 10-day "window period" beginning on the third business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings.

      Anything herein to the contrary notwithstanding, a Withholding Election may be disapproved by the Committee at any time.

      4.3 Relationship to Other Employee Benefit Plans. Stock Options and Awards granted hereunder shall not be deemed to be salary or other compensation to any Employee for purposes of any pension, thrift, profit-sharing, stock purchase or any other employee benefit plan now maintained or hereafter adopted by the Company.

      4.4 Amendments and Termination. The Board of Directors may at any time suspend, amend or terminate this Plan. No amendment, except as provided in Paragraph 3.3, or modification of this Plan may be adopted, except subject to stockholder approval, which would (1) materially increase the benefits accruing to the Employees under this Plan, (2) materially increase the number of securities which may be issued under this Plan (subject to Paragraph 4.1 hereof), or (3) materially modify the requirements as to eligibility for participation in this Plan.

      4.5 Successors in Interest. The provisions of this Plan and the actions of the Committee shall be binding upon all heirs, successors and assigns of the Company and of the Employees.

      4.6 Other Documents. All documents prepared, executed or delivered in connection with this Plan (including, without limitation, Option Agreements and Incentive Agreements) shall be, in substance and form, as established and modified by the Committee; provided, however, that all such documents shall be subject in every respect to the provisions of this Plan, and in the event of any conflict between the terms of any such document and this Plan, the provisions of this Plan shall prevail.

      4.7 No Obligation to Continue Employment. This Plan and the grants which might be made hereunder shall not impose any obligation on the Company to continue to employ any Employee. Moreover, no provision of this Plan or any document executed or delivered pursuant to this Plan shall be deemed modified in any way by any employment contract between an Employee (or other employee) and the Company.

      4.8 Misconduct of an Employee. Notwithstanding any other provision of this Plan, if an Employee commits fraud or dishonesty toward the Company or wrongfully uses or discloses any trade secret, confidential data or other information proprietary to the Company, or intentionally takes any other action which results in material harm to the Company, as determined by the Committee, in its sole and absolute discretion, the Employee shall forfeit all rights and benefits under this Plan.

      4.9 Term of Plan. No Stock Option shall be exercisable, or Award granted, unless and until the Directors of the Company have approved this Plan and all other legal requirements have been met. This Amended Plan was adopted by the Board effective December 6, 2004. No Stock Options or Awards may be granted under this Plan after December 6, 2014.

      4.10 Governing Law. This Plan and all actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Nevada.

      4.11 Approval. No Stock Option shall be exercisable, or Award granted, unless and until the Directors of the Company have approved this Plan and all other legal requirements have been met.

      4.11 Assumption Agreements. The Company will require each successor, (direct or indirect, whether by purchase, merger, consolidation or otherwise), to all or substantially all of the business or assets of the Company, prior to the consummation of each such transaction, to assume and agree to perform the terms and provisions remaining to be performed by the Company under each Incentive Agreement and Stock Option and to preserve the benefits to the Employees thereunder. Such assumption and agreement shall be set forth in a written agreement in form and substance satisfactory to the Committee (an "Assumption Agreement"), and shall include such adjustments, if any, in the application of the provisions of the Incentive Agreements and Stock Options and such additional provisions, if any, as the Committee shall require and approve, in order to preserve such benefits to the Employees. Without limiting the generality of the foregoing, the Committee may require an Assumption Agreement to include satisfactory undertakings by a successor:

            (a) To provide liquidity to the Employees at the end of the Restriction Period applicable to the Common Stock awarded to them under this Plan, or on the exercise of Stock Options;

            (b) If the succession occurs before the expiration of any period specified in the Incentive Agreements for satisfaction of performance criteria applicable to the Common Stock awarded thereunder, to refrain from interfering with the Company's ability to satisfy such performance criteria or to agree to modify such performance criteria and/or waive any criteria that cannot be satisfied as a result of the succession;

            (c) To require any future successor to enter into an Assumption Agreement; and

            (d) To take or refrain from taking such other actions as the Committee may require and approve, in its discretion.

      The Committee referred to in this Section 4.12 is the Committee appointed by a Board of Directors in office prior to the succession then under consideration.

      4.13 Approval. This Plan must be approved by a majority of the outstanding securities entitled to vote within 12 months before or after this Plan is adopted or the date the agreement is entered into. Any securities purchased before security holder approval is obtained must be rescinded if security holder approval is not obtained within 12 months before or after this Plan is adopted or the date the agreement is entered into. Such securities shall not be counted in determining whether such approval is obtained.

      4.14 Compliance with Rule 16b-3. Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent that any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

      4.15 Information to Shareholders. The Company shall furnish to each of its stockholders financial statements of the Company at least annually.

      IN WITNESS WHEREOF, this Amended and Restated Plan has been amended effective as of December 6, 2004.


                                             ZANNWELL INC.


                                             By /s/ Steve Bonenberger
                                                --------------------------------
                                                Steve Bonenberger, President

                              AMENDED AND RESTATED
                                  ZANNWELL INC.
                           2004 NON-EMPLOYEE DIRECTORS
                       AND CONSULTANTS RETAINER STOCK PLAN

      1. Introduction. This Plan shall be known as the "Amended and Restated Zannwell Inc. 2004 Non-Employee Directors and Consultants Retainer Stock Plan" and is hereinafter referred to as the "Plan." The purposes of this Plan are to enable ZannWell Inc., a Nevada corporation formerly known as USA Telcom Internationale (the "Company"), to promote the interests of the Company and its stockholders by attracting and retaining non-employee Directors and Consultants capable of furthering the future success of the Company and by aligning their economic interests more closely with those of the Company's stockholders, by paying their retainer or fees in the form of shares of the Company's common stock, par value $0.001 per share (the "Common Stock").

      2. Definitions. The following terms shall have the meanings set forth below:

      2.1 "Board" means the Board of Directors of the Company.

      2.2 "Change in Control" has the meaning set forth in Section 12.4 hereof.

      2.3 "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder. References to any provision of the Code or rule or regulation thereunder shall be deemed to include any amended or successor provision, rule or regulation.

      2.4 "Committee" means the committee that administers this Plan, as more fully defined in Section 13 hereof.

      2.5 "Common Stock" has the meaning set forth in Section 1 hereof.

      2.6 "Company" has the meaning set forth in Section 1 hereof.

      2.7 "Deferral" has the meaning set forth in Section 6 hereof.

      2.8 Deferred Stock Account" means a bookkeeping account maintained by the Company for a Participant representing the Participant's interest in the shares credited to such Deferred Stock Account pursuant to Section 7 hereof.

      2.9 "Delivery Date" has the meaning set forth in Section 6 hereof.

      2.10 "Director" means an individual means an individual who is a member of the Board of Directors of the Company.

      2.11 "Dividend Equivalent" for a given dividend or other distribution means a number of shares of the Common Stock having a Fair Market Value, as of the record date for such dividend or distribution, equal to the amount of cash, plus the Fair Market Value on the date of distribution of any property, that is distributed with respect to one share of the Common Stock pursuant to such dividend or distribution; such Fair Market Value to be determined by the Committee in good faith.

      2.12 "Effective Date" has the meaning set forth in Section 3 hereof.

      2.13 "Exchange Act" has the meaning set forth in Section 13.2 hereof.

      2.14 "Fair Market Value" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange
Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

      2.15 "Participant" has the meaning set forth in Section 4 hereof.

      2.16 "Payment Time" means the time when a Stock Retainer is payable to a Participant pursuant to Section 5 hereof (without regard to the effect of any Deferral Election).

      2.17 "Stock Retainer" has the meaning set forth in Section 5 hereof.

      2.18 "Third Anniversary" has the meaning set forth in Section 6 hereof.

      3. Effective Date of the Plan. This Plan was amended and restated by the Board effective December 6, 2004 (the "Effective Date").

      4. Eligibility. Each individual who is a Director or Consultant on the Effective Date and each individual who becomes a Director or Consultant thereafter during the term of this Plan, shall be a participant (the "Participant") in this Plan, in each case during such period as such individual remains a Director or Consultant and is not an employee of the Company or any of its subsidiaries. Each credit of shares of the Common Stock pursuant to this Plan shall be evidenced by a written agreement duly executed and delivered by or on behalf of the Company and a Participant, if such an agreement is required by the Company to assure compliance with all applicable laws and regulations.

      5. Grants of Shares. Commencing on the Effective Date, the amount of compensation for service to directors or consultants shall be payable in shares of the Common Stock (the "Stock Retainer") pursuant to this Plan at the deemed issuance price of the Fair Market Value of the Common Stock on the date of the issuance of such shares. As used herein, "Fair Market Value" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

      6. Deferral Option. From and after the Effective Date, a Participant may make an election (a "Deferral Election") on an annual basis to defer delivery of the Stock Retainer specifying which one of the following ways the Stock Retainer is to be delivered (a) on the date which is three years after the Effective Date for which it was originally payable (the "Third Anniversary"), (b) on the date upon which the Participant ceases to be a Director or Consultant for any reason (the "Departure Date") or (c) in five equal annual installments commencing on the Departure Date (the "Third Anniversary" and "Departure Date" each being referred to herein as a "Delivery Date"). Such Deferral Election shall remain in effect for each Subsequent Year unless changed, provided that, any Deferral Election with respect to a particular Year may not be changed less than six months prior to the beginning of such Year, and provided, further, that no more than one Deferral Election or change thereof may be made in any Year. Any
Deferral Election and any change or revocation thereof shall be made by delivering written notice thereof to the Committee no later than six months prior to the beginning of the Year in which it is to be effected; provided that, with respect to the Year beginning on the Effective Date, any Deferral Election or revocation thereof must be delivered no later than the close of business on the 30th day after the Effective Date.

         7. Deferred Stock Accounts. The Company shall maintain a Deferred Stock Account for each Participant who makes a Deferral Election to which shall be credited, as of the applicable Payment Time, the number of shares of the Common Stock payable pursuant to the Stock Retainer to which the Deferral Election relates. So long as any amounts in such Deferred Stock Account have not been delivered to the Participant under Section 8 hereof, each Deferred Stock Account shall be credited as of the payment date for any dividend paid or other distribution made with respect to the Common Stock, with a number of shares of the Common Stock equal to (a) the number of shares of the Common Stock shown in such Deferred Stock Account on the record date for such dividend or distribution multiplied by (b) the Dividend Equivalent for such dividend or distribution.

      8. Delivery of Shares.

      8.1 Delivery. The shares of the Common Stock in a Participant's Deferred Stock Account with respect to any Stock Retainer for which a Deferral Election has been made (together with dividends attributable to such shares credited to such Deferred Stock Account) shall be delivered in accordance with this Section 8 as soon as practicable after the applicable Delivery Date. Except with respect to a Deferral Election pursuant to Section 6(c) hereof, or other agreement between the parties, such shares shall be delivered at one time; provided that, if the number of shares so delivered includes a fractional share, such number shall be rounded to the nearest whole number of shares. If the Participant has in effect a Deferral Election pursuant to Section 6(c) hereof, then such shares shall be delivered in five equal annual installments (together with dividends attributable to such shares credited to such Deferred Stock Account), with the first such installment being delivered on the first anniversary of the Delivery Date; provided that, if in order to equalize such installments, fractional shares would have to be delivered, such installments shall be adjusted by rounding to the nearest whole share. If any such shares are to be delivered after the Participant has died or become legally incompetent, they shall be delivered to the Participant's estate or legal guardian, as the case may be, in accordance with the foregoing; provided that, if the Participant dies with a Deferral Election pursuant to Section 6(c) hereof in effect, the Committee shall deliver all remaining undelivered shares to the Participant's estate immediately. References to a Participant in this Plan shall be deemed to refer to the Participant's estate or legal guardian, where appropriate.

      8.2 Trust. The Company may, but shall not be required to, create a grantor trust or utilize an existing grantor trust (in either case, "Trust") to assist it in accumulating the shares of the Common Stock needed to fulfill its obligations under this Section 8. However, Participants shall have no beneficial or other interest in the Trust and the assets thereof, and their rights under this Plan shall be as general creditors of the Company, unaffected by the existence or nonexistence of the Trust, except that deliveries of Stock
Retainers to Participants from the Trust shall, to the extent thereof, be treated as satisfying the Company's obligations under this Section 8.

      9. Share Certificates, Voting and Other Rights. The certificates for shares delivered to a Participant pursuant to Section 8 above shall be issued in the name of the Participant, and from and after the date of such issuance the Participant shall be entitled to all rights of a stockholder with respect to the Common Stock for all such shares issued in his name, including the right to vote the shares, and the Participant shall receive all dividends and other distributions paid or made with respect thereto.

      10. General Restrictions.

      10.1 Restrictions. Notwithstanding any other provision of this Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of the Common Stock under this Plan prior to fulfillment of all of the following conditions:

                  (i) Listing or approval for listing upon official notice of issuance of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be a market for the Common Stock;

                  (ii) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, upon the advice of counsel, deem necessary or advisable; and

                  (iii) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, after receiving the advice of counsel, determine to be necessary or advisable.

      10.2 Other Compensation. Nothing contained in this Plan shall prevent the Company from adopting other or additional compensation arrangements for the Participants.

      11. Shares Available. Subject to Section 12 below, the maximum number of shares of the Common Stock which may in the aggregate be paid as Stock Retainers pursuant to this Plan is 21,500,000. Shares of the Common Stock issuable under this Plan may be taken from treasury shares of the Company or purchased on the open market. In the event that any outstanding Stock Retainer under this Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Stock Retainer shall be available for issuance under the Amended and Restated Zannwell Inc. 2004 Employee Stock Incentive Plan. The Compensation Committee may, in its discretion, increase the number of shares available for issuance under this Plan, while correspondingly decreasing the number of shares available for issuance under the Amended and Restated Zannwell Inc. 2004 Employee Stock Incentive Plan.

      12. Adjustments, Change of Control.

      12.1 Change in Capitalization; Change of Control. In the event that there is, at any time after the Board adopts this Plan, any change in corporate capitalization, such as a stock split, combination of shares, exchange of shares, warrants or rights offering to purchase the Common Stock at a price below its Fair Market Value, reclassification, or recapitalization, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, stock dividend, or other extraordinary distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company (each of the foregoing a "Transaction"), in each case other than any such Transaction which constitutes a Change of Control (as defined below), (i) the Deferred Stock Accounts shall not be credited with the amount and kind of shares or other property which would have been received by a holder of the number of shares of the Common Stock held in such Deferred Stock Account had such shares of the Common Stock been outstanding as of the effectiveness of any such Transaction, (ii) the number and kind of shares or other property subject to this Plan shall also not be appropriately adjusted to reflect the effectiveness of any such Transaction, and
(iii) the Committee will not adjust any other relevant provisions of this Plan to reflect any such transaction.

      12.2 Property. If the shares of the Common Stock credited to the Deferred Stock Accounts are converted pursuant to Section 12.1 into another form of property, references in this Plan to the Common Stock shall be deemed, where appropriate, to refer to such other form of property, with such other modifications as may be required for this Plan to operate in accordance with its purposes. Without limiting the generality of the foregoing, references to delivery of certificates for shares of the Common Stock shall be deemed to refer to delivery of cash and the incidents of ownership of any other property held in the Deferred Stock Accounts.

      12.3 Change of Control Alternative. In the event of a Change of Control, the following shall occur on the date of the Change of Control (i) the shares of the Common Stock held in each Participant's Deferred Stock Account shall be deemed to be issued and outstanding as of the Change of Control; (ii) the Company shall forthwith deliver to each Participant who has a Deferred Stock Account all of the shares of the Common Stock or any other property held in such Participant's Deferred Stock Account; and (iii) this Plan shall be terminated.

      12.4 Change of Control Events. For purposes of this Plan, Change of Control shall mean any of the following events:

                  (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20 percent or more of either (1) the then outstanding shares of the Common Stock of the Company (the "Outstanding Company Common Stock"), or (2) the combined voting power of then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A), (B) and (C) of paragraph (iii) of this Section 12.4 are satisfied; or

                  (ii) Individuals who, as of the date hereof, constitute the Board of the Company (as of the date hereof, "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                  (iii)  Approval  by  the  stockholders  of  the  Company  of a reorganization, merger, binding share exchange or consolidation, unless, following such reorganization, merger, binding share exchange or consolidation
(1) more than 60 percent of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, binding share exchange or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, binding share exchange or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger, binding share exchange or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger, binding share exchange or consolidation, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation or the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (3) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger, binding share exchange or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger, binding share exchange or consolidation; or

                  (iv) Approval by the stockholders of the Company of (1) a complete liquidation or dissolution of the Company, or (2) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60 percent of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (3) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

      13. Administration, Amendment and Termination.

      13.1 Administration. This Plan shall be administered by a committee consisting of two members who shall be the current directors of the Company or senior executive officers or other directors who are not Participants as may be designated by the Chief Executive Officer (the "Committee"), which shall have full authority to construe and interpret this Plan, to establish, amend and rescind rules and regulations relating to this Plan, and to take all such actions and make all such determinations in connection with this Plan as it may deem necessary or desirable.

      13.2 Amendment and Termination. The Board may from time to time make such amendments to this Plan, including to preserve or come within any exemption from liability under Section 16(b) of the Exchange Act, as it may deem proper and in the best interest of the Company without further approval of the Company's stockholders, provided that, to the extent required under Nevada law or to qualify transactions under this Plan for exemption under Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be adopted without further approval of the Company's stockholders and, provided, further, that if and to the extent required for this Plan to comply with Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be made more than once in any six month period that would change the amount, price or timing of the grants of the Common Stock hereunder other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder. The Board may terminate this Plan at any time by a vote of a majority of the members thereof.

      14. Miscellaneous.

      14.1 No Obligation. Nothing in this Plan shall be deemed to create any obligation on the part of the Board to nominate any Director for reelection by the Company's stockholders or to limit the rights of the stockholders to remove any Director.

      14.2 Withholding Taxes. The Company shall have the right to require, prior to the issuance or delivery of any shares of the Common Stock pursuant to this Plan, that a Participant make arrangements satisfactory to the Committee for the withholding of any taxes required by law to be withheld with respect to the issuance or delivery of such shares, including, without limitation, by the withholding of shares that would otherwise be so issued or delivered, by withholding from any other payment due to the Participant, or by a cash payment to the Company by the Participant.

      14.3 Governing Law. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Nevada.

      14.4 Information to Stockholders. The Company shall furnish to each of its stockholders financial statements of the Company at least annually.

      IN WITNESS WHEREOF, this Amended and Restated Plan has been amended effective as of December 6, 2004.


                                           ZANNWELL INC.


                                           By /s/ Steve Bonenberger
                                              ----------------------------------
                                              Steve Bonenberger, President

                               THE BLACKHAWK FUND
                 EMPLOYEE STOCK INCENTIVE PLAN FOR THE YEAR 2005

     1.     General  Provisions.
            -------------------

     1.1     Purpose.  This  Stock  Incentive  Plan  (the "Plan") is intended to
             -------
allow designated officers and employees (all of whom are sometimes collectively referred to herein as the "Employees," or individually as the "Employee") of The BlackHawk Fund, a Nevada corporation, formerly known as USA Telcom Internationale and Zannwell, Inc., (the "Company") and its Subsidiaries (as that term is defined below) which they may have from time to time (the Company and such Subsidiaries are referred to herein as the "Company") to receive certain options (the "Stock Options") to purchase common stock of the Company, par value $0.001 per share (the "Common Stock"), and to receive grants of the Common Stock subject to certain restrictions (the "Awards"). As used in this Plan, the term "Subsidiary" shall mean each corporation which is a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"). The purpose of this Plan is to provide the Employees, who make significant and extraordinary contributions to the long-term growth and performance of the Company, with equity-based compensation incentives, and to attract and retain the Employees.

     1.2     Administration.
             --------------

     1.2.1 The Plan shall be administered by the Compensation Committee (the "Committee") of, or appointed by, the Board of Directors of the Company (the "Board"). The Committee shall select one of its members as Chairman and shall act by vote of a majority of a quorum, or by unanimous written consent. A majority of its members shall constitute a quorum. The Committee shall be governed by the provisions of the Company's Bylaws and of Nevada law applicable to the Board, except as otherwise provided herein or determined by the Board.

     1.2.2 The Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan (a) to approve the Employees nominated by the management of the Company to be granted Awards or Stock Options; (b) to determine the number of Awards or Stock Options to be granted to an Employee; (c) to determine the time or times at which Awards or Stock Options shall be granted; (d) to establish the terms and conditions upon which Awards or Stock Options may be exercised; (e) to remove or adjust any restrictions and conditions upon Awards or Stock Options; (f) to specify, at the time of grant, provisions relating to exercisability of Stock Options and to accelerate or otherwise modify the exercisability of any Stock Options; and (g) to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for the administration of this Plan. All interpretations and constructions of this Plan by the Committee, and all of its actions hereunder, shall be binding and conclusive on all persons for all purposes.

     1.2.3 The Company hereby agrees to indemnify and hold harmless each Committee member and each Employee, and the estate and heirs of such Committee member or Employee, against all claims, liabilities, expenses, penalties, damages or other pecuniary losses, including legal fees, which such Committee member or Employee, his estate or heirs may suffer as a result of his responsibilities, obligations or duties in connection with this Plan, to the extent that insurance, if any, does not cover the payment of such items. No member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award or Stock Option granted pursuant to this Plan.

     1.3     Eligibility  and  Participation.  The Employees eligible under this
             -------------------------------
Plan shall be approved by the Committee from those Employees who, in the opinion of the management of the Company, are in positions which enable them to make significant contributions to the long-term performance and growth of the Company. In selecting the Employees to whom Award or Stock Options may be granted, consideration shall be given to factors such as employment position, duties and responsibilities, ability, productivity, length of service, morale, interest in the Company and recommendations of supervisors.

     1.4     Shares  Subject  to this Plan.  The maximum number of shares of the
             -----------------------------
Common Stock that may be issued pursuant to this Plan shall be 700,000,000 subject to the provisions of Paragraph 4.1. If shares of the Common Stock awarded or issued under this Plan are reacquired by the Company due to a forfeiture or for any other reason, such shares shall be cancelled and thereafter shall again be available for purposes of this Plan. If a Stock Option expires, terminates or is cancelled for any reason without having been exercised in full, the shares of the Common Stock not purchased thereunder shall again be available for purposes of this Plan. In the event that any outstanding Stock Option or Award under this Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Stock Option or Award shall be available for issuance under the The BlackHawk Fund Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2005. The Compensation Committee may, in its discretion, increase the number of shares available for issuance under this Plan, while correspondingly decreasing the number of shares available for issuance under The BlackHawk Fund Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2005.

     2.      Provisions  Relating  to  Stock  Options.
             ----------------------------------------

     2.1     Grants  of Stock Options.  The Committee may grant Stock Options in
             ------------------------
such amounts, at such times, and to the Employees nominated by the management of the Company as the Committee, in its discretion, may determine. Stock Options granted under this Plan shall constitute "incentive stock options" within the meaning of Section 422 of the Code, if so designated by the Committee on the date of grant. The Committee shall also have the discretion to grant Stock Options which do not constitute incentive stock options, and any such Stock Options shall be designated non-statutory stock options by the Committee on the date of grant. The aggregate Fair Market Value (determined as of the time an incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any Employee during any one calendar year (under all plans of the Company and any parent or subsidiary of the Company) may not exceed the maximum amount permitted under
Section 422 of the Code (currently, $100,000.00). Non-statutory stock options shall not be subject to the limitations relating to incentive stock options contained in the preceding sentence. Each Stock Option shall be evidenced by a written agreement (the "Option Agreement") in a form approved by the Committee, which shall be executed on behalf of the Company and by the Employee to whom the Stock Option is granted, and which shall be subject to the terms and conditions of this Plan. In the discretion of the Committee, Stock Options may include provisions (which need not be uniform), authorized by the Committee in its discretion, that accelerate an Employee's rights to exercise Stock Options following a "Change in Control," upon termination of the Employee's employment by the Company without "Cause" or by the Employee for "Good Reason," as such terms are defined in Paragraph 3.1 hereof. The holder of a Stock Option shall not be entitled to the privileges of stock ownership as to any shares of the Common Stock not actually issued to such holder.

     The exercise price per share for the Stock covered by a Stock Option shall be determined by the Committee at the time of grant but in the case of Incentive Stock Options shall not be less than 100% of the Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110% of the Fair Market Value on the grant date.

     2.2     Purchase  Price.  The  purchase  price  (the  "Exercise  Price") of
             ---------------
shares of the Common Stock subject to each Stock Option (the "Option Shares") shall not be less than 85 percent of the Fair Market Value of the Common Stock on the date of the grant of the option. For an Employee holding greater than 10 percent of the total voting power of all stock of the Company, either Common or Preferred, the Exercise Price of an incentive stock option shall be at least 110 percent of the Fair Market Value of the Common Stock on the date of the grant of the option. As used herein, "Fair Market Value" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

     2.3     Option Period.  The Stock Option period (the "Term") shall commence
             -------------
on the date of grant of the Stock Option and shall be 10 years or such shorter period as is determined by the Committee. Each Stock Option shall provide that it is exercisable over its term in such periodic installments as the Committee may determine, subject to the provisions of Paragraph 2.4.1. Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") exempts persons normally subject to the reporting requirements of Section 16(a) of the Exchange Act (the "Section 16 Reporting Persons") pursuant to a qualified employee stock option plan from the normal requirement of not selling until at least six months and one day from the date the Stock Option is granted.

     2.4     Exercise  of  Options.
             ---------------------

     2.4.1 Each Stock Option may be exercised in whole or in part (but not as to fractional shares) by delivering it for surrender or endorsement to the Company, attention of the Corporate Secretary, at the principal office of the Company, together with payment of the Exercise Price and an executed Notice and Agreement of Exercise in the form prescribed by Paragraph 2.4.2. Payment may be made (a) in cash, (b) by cashier's or certified check, (c) by surrender of previously owned shares of the Common Stock valued pursuant to Paragraph 2.2 (if the Committee authorizes payment in stock in its discretion), (d) by withholding from the Option Shares which would otherwise be issuable upon the exercise of the Stock Option that number of Option Shares equal to the exercise price of the Stock Option, if such withholding is authorized by the Committee in its discretion, (e) in the discretion of the Committee, by the delivery to the Company of the optionee's promissory note secured by the Option Shares, bearing interest at a rate sufficient to prevent the imputation of interest under Sections 483 or 1274 of the Code, and having such other terms and conditions as may be satisfactory to the Committee., or (f) if the Employee and the Company so agree, deliver to the Optionee's NASD licensed broker-dealer and to the Company an irrevocable notice of exercise of the option, together with irrevocable instructions from the Optionee to the Company to deliver the Option Shares to the broker-dealer. Upon receipt of such notice, the Company shall immediately deliver to the Employee's broker-dealer the share certificate(s) representing the Option Shares so purchased, and upon receipt of such certificate(s), the broker shall sell the Option Shares and remit the purchase price for all Option Shares then being purchased, and any withholding taxes to the Corporation.

     2.4.2 Exercise of each Stock Option is conditioned upon the agreement of the Employee to the terms and conditions of this Plan and of such Stock Option as evidenced by the Employee's execution and delivery of a Notice and Agreement of Exercise in a form to be determined by the Committee in its discretion. Such Notice and Agreement of Exercise shall set forth the agreement of the Employee that (a) no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended (the "Securities Act") or any other applicable federal or state securities laws, (b) each Option Share certificate may be imprinted with legends reflecting any applicable federal and state securities law restrictions and conditions, (c) the Company may comply with said securities law restrictions and issue "stop transfer" instructions to its Transfer Agent and Registrar without liability, (d) if the Employee is a
Section 16 Reporting Person, the Employee will furnish to the Company a copy of each Form 4 or Form 5 filed by said Employee and will timely file all reports required under federal securities laws, and (e) the Employee will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

     2.4.3 No Stock Option shall be exercisable unless and until any applicable registration or qualification requirements of federal and state securities laws, and all other legal requirements, have been fully complied with. The Company will use reasonable efforts to maintain the effectiveness of a registration statement under the Securities Act (a "Registration Statement") for the issuance of Stock Options and shares acquired thereunder, but there may be times when no such Registration Statement will be currently effective. The exercise of Stock Options may be temporarily suspended without liability to the Company during times when no such Registration Statement is currently effective, or during times when, in the reasonable opinion of the Committee, such suspension is necessary to preclude violation of any requirements of applicable law or regulatory bodies having jurisdiction over the Company. If any Stock Option would expire for any reason except the end of its term during such a suspension, then if exercise of such Stock Option is duly tendered before its expiration, such Stock Option shall be exercisable and exercised (unless the attempted exercise is withdrawn) as of the first day after the end of such suspension. The Company shall have no obligation to file any Registration Statement covering resales of Option Shares.

     2.5     Continuous  Employment.  Except as provided in Paragraph 2.7 below,
             ----------------------
an Employee may not exercise a Stock Option unless from the date of grant to the date of exercise the Employee remains continuously in the employ of the Company. For purposes of this Paragraph 2.5, the period of continuous employment of an Employee with the Company shall be deemed to include (without extending the term of the Stock Option) any period during which the Employee is on leave of absence with the consent of the Company, provided that such leave of absence shall not exceed three months and that the Employee returns to the employ of the Company at the expiration of such leave of absence. If the Employee fails to return to the employ of the Company at the expiration of such leave of absence, the Employee's employment with the Company shall be deemed terminated as of the date such leave of absence commenced. The continuous employment of an Employee with the Company shall also be deemed to include any period during which the Employee is a member of the Armed Forces of the United States, provided that the Employee returns to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service. If an Employee does not return to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service, the Employee's employment with the Company shall be deemed to have terminated as of the date the Employee's military service ended.

     2.6     Restrictions  on  Transfer.  Each  Stock  Option granted under this
             --------------------------
Plan shall be transferable only by will or the laws of descent and distribution. No interest of any Employee under this Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Option granted under this Plan shall be exercisable during an Employee's lifetime only by the Employee or by the Employee's legal representative.

     2.7     Termination  of  Employment.  Upon  an  Employee's  Retirement,
             ---------------------------
Disability (both terms being defined below) or death, (a) all Stock Options to the extent then presently exercisable shall remain in full force and effect and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

     2.7.1 Upon the termination of the employment of an Employee for any reason other than those specifically set forth in Paragraph 2.7.1, (a) all Stock Options to the extent then presently exercisable by the Employee shall remain exercisable only for a period of 90 days after the date of such termination of employment (except that the 90 day period shall be extended to 12 months if the Employee shall die during such 90 day period), and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

     2.7.2   For  purposes  of  this  Plan:

          (a) "Retirement" shall mean an Employee's retirement from the employ of the Company on or after the date on which the Employee attains the age of 65 years; and

          (b) "Disability" shall mean total and permanent incapacity of an Employee, due to physical impairment or legally established mental incompetence, to perform the usual duties of the Employee's employment with the Company, which disability shall be determined (i) on medical evidence by a licensed physician designated by the Committee, or (ii) on evidence that the Employee has become entitled to receive primary benefits as a disabled employee under the Social Security Act in effect on the date of such disability.

     3.      Provisions  Relating  to  Awards.

     3.1     Grant  of  Awards.  Subject  to  the  provisions  of this Plan, the
             -----------------
Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan, to (1) grant Awards pursuant to this Plan, (2) determine the number of shares of the Common Stock subject to each Award (the "Award Shares"), (3) determine the terms and conditions (which need not be identical) of each Award, including the consideration (if any) to be paid by the Employee for such Common Stock, which may, in the Committee's discretion, consist of the delivery of the Employee's promissory note meeting the requirements of Paragraph 2.4.1, (4) establish and modify performance criteria for Awards, and (5) make all of the determinations necessary or advisable with respect to Awards under this Plan. Each Award under this Plan shall consist of a grant of shares of the Common Stock subject to a restriction period (after which the restrictions shall lapse), which shall be a period commencing on the date the Award is granted and ending on such date as the Committee shall determine (the "Restriction Period"). The Committee may provide for the lapse of restrictions in installments, for acceleration of the lapse of restrictions upon the satisfaction of such performance or other criteria or upon the occurrence of such events as the Committee shall determine, and for the early expiration of the Restriction Period upon an Employee's death, Disability or Retirement as defined in Paragraph 2.7.3, or, following a Change of Control, upon termination of an Employee's employment by the Company without "Cause" or by the Employee for "Good Reason," as those terms are defined herein. For purposes of this Plan:

     "Change of Control" shall be deemed to occur (a) on the date the Company first has actual knowledge that any person (as such term is used in Sections
13(d) and 14(d)(2) of the Exchange Act) has become the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40 percent or more of the combined voting power of the Company's then outstanding securities, or (b) on the date the stockholders of the Company approve (i) a merger of the Company with or into any other corporation in which the Company is not the surviving corporation or in which the Company survives as a subsidiary of another corporation, (ii) a consolidation of the Company with any other corporation, or (iii) the sale or disposition of all or substantially all of the Company's assets or a plan of complete liquidation.

     "Cause," when used with reference to termination of the employment of an Employee by the Company for "Cause," shall mean:

               (a) The Employee's continuing willful and material breach of his duties to the Company, after he receives a demand from the Chief Executive of the Company specifying the manner in which he has willfully and materially breached such duties, other than any such failure resulting from Disability of the Employee or his resignation for "Good Reason," as defined herein; or

               (b)     The  conviction  of  the  Employee  of  a  felony;  or

               (c) The Employee's commission of fraud in the course of his employment with the Company, such as embezzlement or other material and intentional violation of law against the Company; or

               (d) The Employee's gross misconduct causing material harm to the Company.

     "Good Reason" shall mean any one or more of the following, occurring following or in connection with a Change of Control and within 90 days prior to the Employee's resignation, unless the Employee shall have consented thereto in writing:

               (a) The assignment to the Employee of duties inconsistent with his executive status prior to the Change of Control or a substantive change in the officer or officers to whom he reports from the officer or officers to whom he reported immediately prior to the Change of Control; or

               (b) The elimination or reassignment of a majority of the duties and responsibilities that were assigned to the Employee immediately prior to the Change of Control; or

               (c) A reduction by the Company in the Employee's annual base salary as in effect immediately prior to the Change of Control; or

               (d) The Company requiring the Employee to be based anywhere outside a 35-mile radius from his place of employment immediately prior to the Change of Control, except for required travel on the Company's business to an extent substantially consistent with the Employee's business travel obligations immediately prior to the Change of Control; or

               (e) The failure of the Company to grant the Employee a performance bonus reasonably equivalent to the same percentage of salary the Employee normally received prior to the Change of Control, given comparable performance by the Company and the Employee; or

               (f)     The  failure  of  the  Company  to  obtain a satisfactory
Assumption Agreement (as defined in Paragraph 4.12 of this Plan) from a successor, or the failure of such successor to perform such Assumption Agreement.

     3.2     Incentive  Agreements.  Each Award granted under this Plan shall be
             ---------------------
evidenced by a written agreement (an "Incentive Agreement") in a form approved by the Committee and executed by the Company and the Employee to whom the Award is granted. Each Incentive Agreement shall be subject to the terms and conditions of this Plan and other such terms and conditions as the Committee may specify.

     3.3     Waiver  of  Restrictions.  The  Committee  may  modify or amend any
             ------------------------
Award under this Plan or waive any restrictions or conditions applicable to the Award; provided, however, that the Committee may not undertake any such modifications, amendments or waivers if the effect thereof materially increases the benefits to any Employee, or adversely affects the rights of any Employee without his consent.

     3.4     Terms and Conditions of Awards.  Upon receipt of an Award of shares
             ------------------------------
of the Common Stock under this Plan, even during the Restriction Period, an Employee shall be the holder of record of the shares and shall have all the rights of a stockholder with respect to such shares, subject to the terms and conditions of this Plan and the Award.

     3.4.1 Except as otherwise provided in this Paragraph 3.4, no shares of the Common Stock received pursuant to this Plan shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period applicable to such shares. Any purported disposition of such Common Stock in violation of this Paragraph 3.4 shall be null and void.

     3.4.2 If an Employee's employment with the Company terminates prior to the expiration of the Restriction Period for an Award, subject to any provisions of the Award with respect to the Employee's death, Disability or Retirement, or Change of Control, all shares of the Common Stock subject to the Award shall be immediately forfeited by the Employee and reacquired by the Company, and the Employee shall have no further rights with respect to the Award. In the discretion of the Committee, an Incentive Agreement may provide that, upon the forfeiture by an Employee of Award Shares, the Company shall repay to the Employee the consideration (if any) which the Employee paid for the Award Shares on the grant of the Award. In the discretion of the Committee, an Incentive Agreement may also provide that such repayment shall include an interest factor on such consideration from the date of the grant of the Award to the date of such repayment.

     3.4.3 The Committee may require under such terms and conditions as it deems appropriate or desirable that (a) the certificates for the Common Stock delivered under this Plan are to be held in custody by the Company or a person or institution designated by the Company until the Restriction Period expires,
(b) such certificates shall bear a legend referring to the restrictions on the Common Stock pursuant to this Plan, and (c) the Employee shall have delivered to the Company a stock power endorsed in blank relating to the Common Stock.

     4.      Miscellaneous Provisions.

     4.1     Adjustments  Upon  Change  in  Capitalization.
             ---------------------------------------------

     4.1.1 The number and class of shares subject to each outstanding Stock Option, the Exercise Price thereof (and the total price), the maximum number of Stock Options that may be granted under this Plan, the minimum number of shares as to which a Stock Option may be exercised at any one time, and the number and class of shares subject to each outstanding Award, shall not be proportionately adjusted in the event of any increase or decrease in the number of the issued shares of the Common Stock which results from a split-up or consolidation of shares, payment of a stock dividend or dividends exceeding a total of five percent for which the record dates occur in any one fiscal year, a recapitalization (other than the conversion of convertible securities according to their terms), a combination of shares or other like capital adjustment, so that (a) upon exercise of the Stock Option, the Employee shall receive the number and class of shares the Employee would have received prior to any such capital adjustment becoming effective, and (b) upon the lapse of restrictions of the Award Shares, the Employee shall receive the number and class of shares the Employee would have received prior to any such capital adjustment becoming effective.

     4.1.2 Upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation or in which the Company survives as a wholly-owned subsidiary of another corporation, or upon a sale of all or substantially all of the property of the Company to another corporation, or any dividend or distribution to stockholders of more than 10 percent of the Company's assets, adequate adjustment or other provisions shall be made by the Company or other party to such transaction so that there shall remain and/or be substituted for the Option Shares and Award Shares provided for herein, the shares, securities or assets which would have been issuable or payable in respect of or in exchange for such Option Shares and Award Shares then remaining, as if the Employee had been the owner of such shares as of the applicable date. Any securities so substituted shall be subject to similar successive adjustments.

     4.2     Withholding Taxes.  The Company shall have the right at the time of
             -----------------
exercise of any Stock Option, the grant of an Award, or the lapse of restrictions on Award Shares, to make adequate provision for any federal, state, local or foreign taxes which it believes are or may be required by law to be withheld with respect to such exercise (the "Tax Liability"), to ensure the payment of any such Tax Liability. The Company may provide for the payment of any Tax Liability by any of the following means or a combination of such means, as determined by the Committee in its sole and absolute discretion in the particular case (1) by requiring the Employee to tender a cash payment to the Company, (2) by withholding from the Employee's salary, (3) by withholding from the Option Shares which would otherwise be issuable upon exercise of the Stock Option, or from the Award Shares on their grant or date of lapse of restrictions, that number of Option Shares or Award Shares having an aggregate Fair Market Value (determined in the manner prescribed by Paragraph 2.2) as of the date the withholding tax obligation arises in an amount which is equal to the Employee's Tax Liability or (4) by any other method deemed appropriate by the Committee. Satisfaction of the Tax Liability of a Section 16 Reporting Person may be made by the method of payment specified in clause (3) above only if the following two conditions are satisfied:

               (a) The withholding of Option Shares or Award Shares and the exercise of the related Stock Option occur at least six months and one day following the date of grant of such Stock Option or Award; and

               (b) The withholding of Option Shares or Award Shares is made either (i) pursuant to an irrevocable election (the "Withholding Election") made by the Employee at least six months in advance of the withholding of Options Shares or Award Shares, or (ii) on a day within a 10-day "window period" beginning on the third business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings.

     Anything herein to the contrary notwithstanding, a Withholding Election may be disapproved by the Committee at any time.

     4.3     Relationship  to Other Employee Benefit Plans.  Stock  Options  and
             ---------------------------------------------
Awards granted hereunder shall not be deemed to be salary or other compensation to any Employee for purposes of any pension, thrift, profit-sharing, stock purchase or any other employee benefit plan now maintained or hereafter adopted by the Company.

     4.4     Amendments and Termination.  The Board of Directors may at any time
             --------------------------
suspend, amend or terminate this Plan. No amendment, except as provided in Paragraph 3.3, or modification of this Plan may be adopted, except subject to stockholder approval, which would (1) materially increase the benefits accruing to the Employees under this Plan, (2) materially increase the number of securities which may be issued under this Plan (subject to Paragraph 4.1 hereof), or (3) materially modify the requirements as to eligibility for participation in this Plan.

     4.5     Successors  in  Interest.  The  provisions  of  this  Plan  and the
             ------------------------
actions of the Committee shall be binding upon all heirs, successors and assigns of the Company and of the Employees.

     4.6     Other  Documents.  All documents prepared, executed or delivered in
             ----------------
connection with this Plan (including, without limitation, Option Agreements and Incentive Agreements) shall be, in substance and form, as established and modified by the Committee; provided, however, that all such documents shall be subject in every respect to the provisions of this Plan, and in the event of any conflict between the terms of any such document and this Plan, the provisions of this Plan shall prevail.

     4.7     No  Obligation  to  Continue  Employment.  This Plan and the grants
             ----------------------------------------
which might be made hereunder shall not impose any obligation on the Company to continue to employ any Employee. Moreover, no provision of this Plan or any document executed or delivered pursuant to this Plan shall be deemed modified in any way by any employment contract between an Employee (or other employee) and the Company.

     4.8     Misconduct  of an Employee.  Notwithstanding any other provision of
             --------------------------
this Plan, if an Employee commits fraud or dishonesty toward the Company or wrongfully uses or discloses any trade secret, confidential data or other information proprietary to the Company, or intentionally takes any other action which results in material harm to the Company, as determined by the Committee, in its sole and absolute discretion, the Employee shall forfeit all rights and benefits under this Plan.

     4.9     Term  of  Plan.  No  Stock  Option  shall  be exercisable, or Award
             --------------
granted, unless and until the Directors of the Company have approved this Plan and all other legal requirements have been met. This Plan was adopted by the Board effective February 28, 2005. No Stock Options or Awards may be granted under this Plan after February 27, 2015.

     4.10     Governing  Law.  This  Plan and all actions taken thereunder shall
              --------------
be governed by, and construed in accordance with, the laws of the State of Nevada.

     4.11     Approval.  No Stock Option shall be exercisable, or Award granted,
              --------
unless and until the Directors of the Company have approved this Plan and all other legal requirements have been met.

     4.11     Assumption  Agreements.  The  Company will require each successor,
              ----------------------
(direct or indirect, whether by purchase, merger, consolidation or otherwise), to all or substantially all of the business or assets of the Company, prior to the consummation of each such transaction, to assume and agree to perform the terms and provisions remaining to be performed by the Company under each Incentive Agreement and Stock Option and to preserve the benefits to the Employees thereunder. Such assumption and agreement shall be set forth in a written agreement in form and substance satisfactory to the Committee (an "Assumption Agreement"), and shall include such adjustments, if any, in the application of the provisions of the Incentive Agreements and Stock Options and such additional provisions, if any, as the Committee shall require and approve, in order to preserve such benefits to the Employees. Without limiting the generality of the foregoing, the Committee may require an Assumption Agreement to include satisfactory undertakings by a successor:

               (a) To provide liquidity to the Employees at the end of the Restriction Period applicable to the Common Stock awarded to them under this Plan, or on the exercise of Stock Options;

               (b) If the succession occurs before the expiration of any period specified in the Incentive Agreements for satisfaction of performance criteria applicable to the Common Stock awarded thereunder, to refrain from interfering with the Company's ability to satisfy such performance criteria or to agree to modify such performance criteria and/or waive any criteria that cannot be satisfied as a result of the succession;

               (c) To require any future successor to enter into an Assumption Agreement; and

               (d) To take or refrain from taking such other actions as the Committee may require and approve, in its discretion.

     The Committee referred to in this Section 4.12 is the Committee appointed by a Board of Directors in office prior to the succession then under consideration.

     4.13    Compliance  with  Rule  16b-3.  Transactions  under  this  Plan are
             -----------------------------
intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent that any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     4.14    Information to Shareholders.  The  Company shall furnish to each of
             ---------------------------
its stockholders financial statements of the Company at least annually.

     IN WITNESS WHEREOF, this Plan has been executed effective as of February 28, 2005.


                                          THE BLACKHAWK FUND



                                          By /s/ Steve Bonenberger
                                            ----------------------------------
                                            Steve Bonenberger, President

                               THE BLACKHAWK FUND
                             NON-EMPLOYEE DIRECTORS
             AND CONSULTANTS RETAINER STOCK PLAN FOR THE YEAR 2005

     1.      Introduction.  This  Plan shall be known as the "The BlackHawk Fund
             ------------
Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2005" and is hereinafter referred to as the "Plan." The purposes of this Plan are to enable The BlackHawk Fund, a Nevada corporation formerly known as USA Telcom Internationale and Zannwell, Inc., (the "Company"), to promote the interests of the Company and its stockholders by attracting and retaining non-employee
Directors and Consultants capable of furthering the future success of the Company and by aligning their economic interests more closely with those of the Company's stockholders, by paying their retainer or fees in the form of shares of the Company's common stock, par value $0.001 per share (the "Common Stock").

     2.      Definitions.  The following terms shall have the meanings set forth
             -----------
below:

     2.1     "Board"  means  the  Board  of  Directors  of  the  Company.

     2.2     "Change  in  Control"  has  the  meaning  set  forth  in  Section
12.4 hereof.

     2.3 "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder. References to any provision of the Code or rule or regulation thereunder shall be deemed to include any amended or successor provision, rule or regulation.

     2.4 "Committee" means the committee that administers this Plan, as more fully defined in Section 13 hereof.

     2.5     "Common  Stock"  has  the  meaning  set  forth in Section 1 hereof.

     2.6     "Company"  has  the  meaning  set  forth  in  Section  1  hereof.

     2.7     "Deferral"  has  the  meaning  set  forth  in  Section  6  hereof.

     2.8 Deferred Stock Account" means a bookkeeping account maintained by the Company for a Participant representing the Participant's interest in the shares credited to such Deferred Stock Account pursuant to Section 7 hereof.

     2.9     "Delivery  Date"  has  the  meaning  set forth in Section 6 hereof.

     2.10 "Director" means an individual who is a member of the Board of Directors of the Company.

     2.11 "Dividend Equivalent" for a given dividend or other distribution means a number of shares of the Common Stock having a Fair Market Value, as of the record date for such dividend or distribution, equal to the amount of cash, plus the Fair Market Value on the date of distribution of any property, that is distributed with respect to one share of the Common Stock pursuant to such dividend or distribution; such Fair Market Value to be determined by the Committee in good faith.

     2.12    "Effective  Date"  has  the meaning set forth in Section 3 hereof.

     2.13    'Exchange  Act"  has the meaning set forth in Section 13.2 hereof.

     2.14 "Fair Market Value" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange
Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

     2.15    "Participant"  has  the  meaning  set  forth  in Section 4 hereof.

     2.16 "Payment Time" means the time when a Stock Retainer is payable to a Participant pursuant to Section 5 hereof (without regard to the effect of any Deferral Election).

     2.17    "Stock Retainer" has the meaning set forth in Section 5 hereof.

     2.18    "Third Anniversary" has the meaning set forth in Section 6 hereof.

     3.      Effective  Date  of  the Plan.  This Plan was approved by the Board
             -----------------------------
effective February 28, 2005 (the "Effective Date").

     4.      Eligibility.  Each individual  who  is  a Director or Consultant on
             -----------
the Effective Date and each individual who becomes a Director or Consultant thereafter during the term of this Plan, shall be a participant (the "Participant") in this Plan, in each case during such period as such individual remains a Director or Consultant and is not an employee of the Company or any of its subsidiaries. Each credit of shares of the Common Stock pursuant to this Plan shall be evidenced by a written agreement duly executed and delivered by or on behalf of the Company and a Participant, if such an agreement is required by the Company to assure compliance with all applicable laws and regulations.

     5.      Grants  of  Shares. Commencing on the Effective Date, the amount of
             ------------------
compensation for service to directors or consultants shall be payable in shares of the Common Stock (the "Stock Retainer") pursuant to this Plan at the deemed issuance price of the Fair Market Value of the Common Stock on the date of the issuance of such shares. As used herein, "Fair Market Value" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

     6.      Deferral  Option.  From and after the Effective Date, a Participant
             ----------------
may make an election (a "Deferral Election") on an annual basis to defer delivery of the Stock Retainer specifying which one of the following ways the Stock Retainer is to be delivered (a) on the date which is three years after the Effective Date for which it was originally payable (the "Third Anniversary"),
(b) on the date upon which the Participant ceases to be a Director or Consultant for any reason (the "Departure Date") or (c) in five equal annual installments commencing on the Departure Date (the "Third Anniversary" and "Departure Date" each being referred to herein as a "Delivery Date"). Such Deferral Election shall remain in effect for each Subsequent Year unless changed, provided that, any

Deferral Election with respect to a particular Year may not be changed less than six months prior to the beginning of such Year, and provided, further, that no more than one Deferral Election or change thereof may be made in any Year. Any Deferral Election and any change or revocation thereof shall be made by delivering written notice thereof to the Committee no later than six months prior to the beginning of the Year in which it is to be effected; provided that, with respect to the Year beginning on the Effective Date, any Deferral Election or revocation thereof must be delivered no later than the close of business on the 30th day after the Effective Date.

     7.      Deferred  Stock  Accounts.  The  Company  shall maintain a Deferred
             -------------------------
Stock Account for each Participant who makes a Deferral Election to which shall be credited, as of the applicable Payment Time, the number of shares of the Common Stock payable pursuant to the Stock Retainer to which the Deferral Election relates. So long as any amounts in such Deferred Stock Account have not been delivered to the Participant under Section 8 hereof, each Deferred Stock Account shall be credited as of the payment date for any dividend paid or other distribution made with respect to the Common Stock, with a number of shares of the Common Stock equal to (a) the number of shares of the Common Stock shown in such Deferred Stock Account on the record date for such dividend or distribution multiplied by (b) the Dividend Equivalent for such dividend or distribution.

     8.      Delivery  of  Shares.
             --------------------

     8.1     Delivery.  The  shares  of  the  Common  Stock  in  a Participant's
             --------
Deferred Stock Account with respect to any Stock Retainer for which a Deferral Election has been made (together with dividends attributable to such shares credited to such Deferred Stock Account) shall be delivered in accordance with this Section 8 as soon as practicable after the applicable Delivery Date. Except with respect to a Deferral Election pursuant to Section 6(c) hereof, or other agreement between the parties, such shares shall be delivered at one time; provided that, if the number of shares so delivered includes a fractional share, such number shall be rounded to the nearest whole number of shares. If the Participant has in effect a Deferral Election pursuant to Section 6(c) hereof, then such shares shall be delivered in five equal annual installments (together with dividends attributable to such shares credited to such Deferred Stock
Account), with the first such installment being delivered on the first anniversary of the Delivery Date; provided that, if in order to equalize such installments, fractional shares would have to be delivered, such installments shall be adjusted by rounding to the nearest whole share. If any such shares are to be delivered after the Participant has died or become legally incompetent, they shall be delivered to the Participant's estate or legal guardian, as the case may be, in accordance with the foregoing; provided that, if the Participant dies with a Deferral Election pursuant to Section 6(c) hereof in effect, the Committee shall deliver all remaining undelivered shares to the Participant's estate immediately. References to a Participant in this Plan shall be deemed to refer to the Participant's estate or legal guardian, where appropriate.

     8.2     Trust.  The  Company  may,  but  shall not be required to, create a
             -----
grantor trust or utilize an existing grantor trust (in either case, "Trust") to assist it in accumulating the shares of the Common Stock needed to fulfill its obligations under this Section 8. However, Participants shall have no beneficial or other interest in the Trust and the assets thereof, and their rights under this Plan shall be as general creditors of the Company, unaffected by the existence or nonexistence of the Trust, except that deliveries of Stock Retainers to Participants from the Trust shall, to the extent thereof, be treated as satisfying the Company's obligations under this Section 8.

     9.     Share  Certificates,  Voting and Other Rights.  The certificates for
            ---------------------------------------------
shares delivered to a Participant pursuant to Section 8 above shall be issued in the name of the Participant, and from and after the date of such issuance the Participant shall be entitled to all rights of a stockholder with respect to the Common Stock for all such shares issued in his name, including the right to vote the shares, and the Participant shall receive all dividends and other distributions paid or made with respect thereto.

     10.     General  Restrictions.
             ---------------------

     10.1    Restrictions.  Notwithstanding  any other provision of this Plan or
             ------------
agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of the Common Stock under this Plan prior to fulfillment of all of the following conditions:

               (i) Listing or approval for listing upon official notice of issuance of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be a market for the Common Stock;

               (ii) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, upon the advice of counsel, deem necessary or advisable; and

               (iii) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, after receiving the advice of counsel, determine to be necessary or advisable.

     10.2    Other  Compensation.  Nothing  contained in this Plan shall prevent
              ------------------
the Company from adopting other or additional compensation arrangements for the Participants.

     11.     Shares  Available.  Subject to Section 12 below, the maximum number
             -----------------
of shares of the Common Stock which may in the aggregate be paid as Stock Retainers pursuant to this Plan is 275,000,000. Shares of the Common Stock issuable under this Plan may be taken from treasury shares of the Company or purchased on the open market. In the event that any outstanding Stock Retainer under this Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Stock Retainer shall be available for issuance under The BlackHawk Fund Employee Stock Incentive Plan for the Year 2005. The Compensation Committee may, in its discretion, increase the number of shares available for issuance under this Plan, while correspondingly decreasing the number of shares available for issuance under The BlackHawk Fund Employee Stock Incentive Plan for the Year 2005.

     12.     Adjustments,  Change  of  Control.
             ---------------------------------

     12.1    Change  in  Capitalization;  Change of Control.  In  the event that
             ----------------------------------------------
there is, at any time after the Board adopts this Plan, any change in corporate capitalization, such as a stock split, combination of shares, exchange of shares, warrants or rights offering to purchase the Common Stock at a price below its Fair Market Value, reclassification, or recapitalization, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, stock dividend, or other extraordinary distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company (each of the foregoing a "Transaction"), in each case other than any such Transaction which constitutes a Change of Control (as defined below), (i) the Deferred Stock Accounts shall not be credited with the amount and kind of shares or other property which would have been received by a holder of the number of shares of the Common Stock held in such Deferred Stock Account had such shares of the Common Stock been outstanding as of the effectiveness of any such Transaction, (ii) the number and kind of shares or other property subject to this Plan shall also not be appropriately adjusted to reflect the effectiveness of any such Transaction, and
(iii) the Committee will not adjust any other relevant provisions of this Plan to reflect any such transaction.

     12.2    Property.  If  the  shares  of  the  Common  Stock  credited to the
             --------
Deferred Stock Accounts are converted pursuant to Section 12.1 into another form of property, references in this Plan to the Common Stock shall be deemed, where appropriate, to refer to such other form of property, with such other modifications as may be required for this Plan to operate in accordance with its purposes. Without limiting the generality of the foregoing, references to delivery of certificates for shares of the Common Stock shall be deemed to refer to delivery of cash and the incidents of ownership of any other property held in the Deferred Stock Accounts.

     12.3    Change  of  Control  Alternative.  In  the  event  of  a  Change of
             --------------------------------
Control, the following shall occur on the date of the Change of Control (i) the shares of the Common Stock held in each Participant's Deferred Stock Account shall be deemed to be issued and outstanding as of the Change of Control; (ii) the Company shall forthwith deliver to each Participant who has a Deferred Stock Account all of the shares of the Common Stock or any other property held in such Participant's Deferred Stock Account; and (iii) this Plan shall be terminated.

     12.4    Change  of  Control  Events.  For  purposes of this Plan, Change of
             ---------------------------
Control shall mean any of the following events:

               (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20 percent or more of either (1) the then outstanding shares of the Common Stock of the Company (the "Outstanding Company Common Stock"), or (2) the combined voting power of then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A), (B) and (C) of paragraph (iii) of this Section 12.4 are satisfied; or

               (ii) Individuals who, as of the date hereof, constitute the Board of the Company (as of the date hereof, "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

               (iii) Approval by the stockholders of the Company of a reorganization, merger, binding share exchange or consolidation, unless, following such reorganization, merger, binding share exchange or consolidation
(1) more than 60 percent of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, binding share exchange or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, binding share exchange or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger, binding share exchange or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger, binding share exchange or consolidation, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation or the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (3) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger, binding share exchange or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger, binding share exchange or consolidation; or

               (iv) Approval by the stockholders of the Company of (1) a complete liquidation or dissolution of the Company, or (2) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60 percent of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (3) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

     13.     Administration,  Amendment  and  Termination.
             --------------------------------------------

     13.1    Administration.  This  Plan  shall  be  administered by a committee
             --------------
consisting of two members who shall be the current directors of the Company or senior executive officers or other directors who are not Participants as may be designated by the Chief Executive Officer (the "Committee"), which shall have full authority to construe and interpret this Plan, to establish, amend and rescind rules and regulations relating to this Plan, and to take all such actions and make all such determinations in connection with this Plan as it may deem necessary or desirable.

     13.2    Amendment  and  Termination.  The  Board may from time to time make
             ---------------------------
such amendments to this Plan, including to preserve or come within any exemption from liability under Section 16(b) of the Exchange Act, as it may deem proper and in the best interest of the Company without further approval of the Company's stockholders, provided that, to the extent required under Nevada law or to qualify transactions under this Plan for exemption under Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be adopted without further approval of the Company's stockholders and, provided, further, that if and to the extent required for this Plan to comply with Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be made more than once in any six month period that would change the amount, price or timing of the grants of the Common Stock hereunder other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder. The Board may terminate this Plan at any time by a vote of a majority of the members thereof.

     14.     Miscellaneous.
             -------------

     14.1    No Obligation.  Nothing  in this Plan shall be deemed to create any
             -------------
obligation on the part of the Board to nominate any Director for reelection by the Company's stockholders or to limit the rights of the stockholders to remove any Director.

     14.2    Withholding  Taxes.  The  Company  shall have the right to require,
             ------------------
prior to the issuance or delivery of any shares of the Common Stock pursuant to this Plan, that a Participant make arrangements satisfactory to the Committee for the withholding of any taxes required by law to be withheld with respect to the issuance or delivery of such shares, including, without limitation, by the withholding of shares that would otherwise be so issued or delivered, by withholding from any other payment due to the Participant, or by a cash payment to the Company by the Participant.

     14.3    Governing Law.  The  Plan and all actions taken thereunder shall be
             -------------
governed by and construed in accordance with the laws of the State of Nevada.

     14.4    Information to Stockholders.  The  Company shall furnish to each of
             ---------------------------
its stockholders financial statements of the Company at least annually.

     IN WITNESS WHEREOF, this Plan has been executed effective as of February 28, 2005.

                                       THE  BLACKHAWK  FUND



                                       By  /s/ Steve Bonenberger
                                         ------------------------------------
                                         Steve Bonenberger, President